As filed with the Securities and Exchange Commission on March 18, 2026

Securities Act File No. 333-288649

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM N-2

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REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 3

Post-Effective Amendment No

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Guggenheim Investments Private Credit Fund

(Exact name of registrant as specified in its charter)

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330 Madison Avenue

New York, NY 10017

(800) 345-7999

(Address and telephone number, including area code, of principal executive offices)

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Mark E. Mathiasen, Esq.

Managing Director

Guggenheim Private Investments, LLC

330 Madison Avenue

New York, NY 10017

(Name and address of agent for service)

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COPIES TO:

Julien Bourgeois

Cynthia Beyea

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

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Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 18, 2026

PRELIMINARY PROSPECTUS

GUGGENHEIM INVESTMENTS PRIVATE CREDIT FUND

Class S, Class D and Class I Shares

Maximum Offering of $2,500,000,000—Minimum Offering of $100,000,000

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     Guggenheim Investments Private Credit Fund is a Delaware statutory trust that seeks to invest primarily in originated loans and other securities, including broadly syndicated loans, of U.S. private companies and to a lesser extent European and other non-U.S. companies. We are externally managed by an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a leading global investment manager. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Throughout the prospectus, we refer to Guggenheim Investments Private Credit Fund as the “Fund,” the “Company,” “we,” “us” or “our.”

     We are a non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Bank of New York Mellon (the “Administrator”) provides certain administrative and other services necessary for the Fund to operate pursuant to a fund accounting and administration agreement (the “Administration Agreement”). We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”).

     We are offering on a continuous basis up to $2,500,000,000 of our common shares of beneficial interest (“Common Shares”). We have submitted an application to the U.S. Securities and Exchange Commission (“SEC”) for an exemptive order to permit us to offer multiple classes of shares. Subject to such relief, we will offer to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. Until such relief is granted, the Fund will only offer Class I Shares and will not issue Class D Shares or Class S Shares. There is no assurance that such exemptive relief will be granted by the SEC. The Fund may offer additional classes of Common Shares in the future. The share classes will have different ongoing shareholder servicing and/or distribution fees. Until the release of proceeds from escrow, the per share purchase price for Common Shares in our primary offering will be $25.00 per share. Thereafter, the purchase price per share for each class of Common Shares will equal our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Guggenheim Funds Distributors, LLC, the intermediary manager (the “Intermediary Manager”) for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering.

     We will accept purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least $100 million, excluding shares purchased by our Adviser, its affiliates and our trustees and officers, in any combination of purchases of Class S shares, Class D shares and Class I shares and our board of trustees has authorized the release to us of funds in the escrow account.

     Investing in our Common Shares involves a high degree of risk. See “Risk Factors” beginning on page 18 of this prospectus. Also consider the following:

•	We have no prior operating history and there is no assurance that we will achieve our investment objectives.
•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.
•	You should not expect to be able to sell your Common Shares regardless of how we perform.
•	You should consider that you may not have access to the money you invest for an extended period of time.
•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop.

•	You should purchase these securities only if you can afford a complete loss of your investment.
•	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.
•	We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.
•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. Only investors who can tolerate a high degree of risk and potential for loss should invest in the Fund. See “Suitability Standards” and “Share Repurchase Program.”
•	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”
•	We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its Common Shares the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price.
•	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.
•	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.
•	We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
•	We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
•	We may invest in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities. Our investments in private investment funds subject us indirectly to the underlying risks of such private investment funds and additional fees and expenses. Private investment funds do not have the legal protection of mutual funds and are not required to disclose their holdings and financial information. Investing in private funds may also involve risks related to illiquidity, valuation and complex fee structures. See the subsection titled “Risk Factors—Our investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities, subject us indirectly to the underlying risks of such private investment funds and additional fees and expenses” for more information.

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Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Offering	Proceeds to
	Price to	Us, Before
	the Public(1)	Expenses(2)
Maximum Offering(3)	$2,500,000,000	$2,500,000,000
Class S Shares, per Share	$25.00	$833,333,333
Class D Shares, per Share	$25.00	$833,333,333
Class I Shares, per Share	$25.00	$833,333,333
Minimum Offering	$100,000,000	$100,000,000

(1)	The price per share shown will apply until funds are released to us from the escrow account. Thereafter, shares of each class of our Common Shares will be issued on a monthly basis at a price per share equal to the NAV per share for such class.
(2)	No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Pursuant to separate agreements with such financial intermediaries, during the Waiver Period (as defined below), the Adviser will bear the cost of any transaction or other fees, including upfront fees or brokerage commissions, that such financial intermediaries may charge you when purchasing our Common Shares. Selling agents will not charge such fees on Class I shares. We will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.
(3)	The table assumes that all Common Shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares, and 1/3 from the sale of Class I shares. The number of Common Shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from this assumption.

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     This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us 330 Madison Avenue, New York, NY 10017, calling us at (800) 345-7999 or visiting our corporate website located at www.guggenheiminvestments.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

The date of this prospectus is [ ], 2026

SUITABILITY STANDARDS

     Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of Common Shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or
•	a net worth of at least $250,000.

     For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the Common Shares if the donor or grantor is the fiduciary.

     In addition, we will not sell Common Shares to investors in the states named below unless they meet special suitability standards set forth below:

     Alabama—Alabama investors must have either (i) a minimum of $100,000 annual gross income and a net worth of $100,000, or (ii) a net worth of at least $350,000. In addition, an Alabama investor’s aggregate investment in us and other non-traded direct participation programs shall not exceed 10% of such investor’s liquid net worth at the time of investment in us. This concentration limit does not apply to investments made as a result of participation in a distribution reinvestment program nor to an investor who is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended. Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

     California—California residents, in addition to the suitability standards set forth above, must have either (a) a liquid net worth of $70,000 and annual gross income of $70,000 or (b) a liquid net worth of $300,000. Additionally, California residents may not invest more than 10% of their liquid net worth in us. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing investment concentration limit.

     Idaho—Purchasers residing in Idaho must have either (a) both an annual gross income and net worth of $100,000 or (b) a minimum net worth of $350,000.

     Iowa—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded business development companies (“BDCs”) to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

     Kansas—It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

     Kentucky—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

     Maine—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

     Massachusetts—Massachusetts investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a Massachusetts investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

     Missouri—In addition to the suitability standards set forth above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth shall be invested in Guggenheim Investments Private Credit Fund.

     Nebraska—Nebraska investors must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

     New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

     New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. This requirement shall not apply to any person that is an accredited investor as defined by Rule 501(a) of Regulation D.

     North Dakota—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.

     Ohio—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and other non-traded BDCs. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) comprised of cash, cash equivalents, and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities.

     Oklahoma—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.

     Oregon—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us. Liquid net worth in Oregon is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

     Pennsylvania—Purchasers residing in Pennsylvania may not invest more than ten percent (10%) of their liquid net worth in us. For these purposes, “liquid net worth” is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable investments.

     Puerto Rico—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

     Tennessee—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

     Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

     The Adviser, those selling Common Shares on our behalf, and participating brokers and registered investment advisers recommending the purchase of Common Shares in this offering are required to make every reasonable effort to determine that the purchase of Common Shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our Common Shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling Common Shares will, based on a review of the information provided by the investor, consider whether the investor:

v

•	meets the minimum income and net worth standards established in the investor’s state;
•	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;
•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and
•	has an apparent understanding of the following:
•	the fundamental risks of the investment;
•	the lack of liquidity of our Common Shares;
•	the background and qualification of our Adviser; and
•	the tax consequences of the investment.

     In addition to investors who meet the minimum income and net worth requirements set forth above, our Common Shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase Common Shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

     In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

     Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. In addition to Regulation Best Interest and any state fiduciary standards of care, registered investment advisers and registered broker-dealers must provide a brief summary to retail investors. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our common stock, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. Regulation Best Interest also requires registered investment advisers and registered broker-dealers to provide a brief relationship summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time. In addition to Regulation Best Interest, certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated.

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at www.guggenheiminvestments.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our,” the “Company,” and the “Fund” refer to Guggenheim Investments Private Credit Fund.

Unless otherwise noted, numerical information relating to Guggenheim is approximate as of September 30, 2025.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations (including plans and objectives relating to future growth and availability of funds) expectations for current or future investments, and expectations for market and other macroeconomic trends, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary of all material information and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:	What is Guggenheim Investments Private Credit Fund?
A:	We are a Delaware statutory trust formed on March 6, 2025. We are a non-diversified, closed-end management investment company that intends to elect to be regulated as a BDC under the 1940 Act. We are externally managed by Guggenheim Private Investments, LLC (the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim”). The Bank of New York Mellon (the “Administrator”) is the administrator of the Fund.
Q:	Who is Guggenheim?
A:	Guggenheim is a leading U.S.-based asset manager with over $248.3 billion in assets under management (as of December 31, 2025). Its investment platform spans fixed income, alternatives, and equity asset management, with particular expertise in serving institutional and insurance company clients. The firm’s foundational strengths lie in active fixed-income management, originating credit assets, and delivering bespoke investment solutions tailored to client needs. Guggenheim’s disciplined, team-based approach emphasizes loss avoidance and risk-adjusted returns, leveraging deep sector specialization and proprietary research across market segments.

Guggenheim employs a highly skilled team of over 222 investment professionals and more than 828 total employees globally. The firm’s investment teams are led by portfolio managers with an average of 18+ years of experience (as of December 31, 2025), ensuring deep expertise and steady leadership. Its collaborative, team-based structure minimizes biases and “star manager” risks while fostering a culture of innovation and meticulous research to deliver consistent performance for clients.

Q:	What are your investment objectives?
A:	Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.
Q:	What is your investment strategy?
A:	The Fund will seek to meet its investment objectives by investing in a portfolio consisting primarily of highly negotiated debt investments in middle market and upper-middle market companies, consisting of loans (primarily senior secured) but also including bonds and other debt instruments, along with associated equity kickers (i.e., a financial incentive in the form of a warrant or option, usually attached to a debt instrument, that grants the lender, such as the Fund, a share of the borrower’s equity), securities with equity-like characteristics and other equity investments. The term “middle market” refers to borrowers with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of less than $75 million and “upper-middle market” generally refers to borrowers with EBITDA between $75 million and $250 million.

The Fund will target private debt investments in a variety of transactions, including leveraged buyouts, refinancings, acquisitions, recapitalizations and later-stage growth financings, and will be permitted to invest a limited portion of its assets in syndicated bank loans, as further described herein.

Our investment strategy also includes an allocation to more liquid credit investments such as broadly syndicated loans and corporate bonds. We intend to use these investments to maintain liquidity for our share repurchase program and manage cash before investing subscription proceeds into originated loans, while also seeking attractive investment returns.

Q:	What types of investments do you intend to make?
A:	Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments. The term “private credit investments” means credit and credit-related instruments issued in private offerings and/or by private companies and includes loans, bonds, structured credit and other credit instruments. Once a substantial portion of the offering proceeds is invested, under normal circumstances, we anticipate that the majority of our portfolio will consist of privately originated and negotiated investments.

Our primary focus will be directly or indirectly investing in U.S. private companies in the middle market and upper-middle market in the form of first lien and senior secured loans. We will also occasionally invest in second lien and subordinated loans (including loans that rank senior only to a borrower’s equity securities and rank junior to all of such borrower’s other indebtedness in priority of payment) of private companies. Such investments may also include investments in collateralized loan obligations (“CLOs”), asset-backed securities and other structured credit products.

Additionally, we may invest in:

•	Credit Secondaries, GP-led and Fund Secondaries (collectively, “Secondaries Investments”): We will opportunistically acquire credit secondaries (i.e., interests in credit-oriented private equity vehicles acquired from their original holder in a secondary transaction), including interests in private credit portfolios, directly originated loans, and structured credit transactions. Additionally, we may invest in general partner (“GP”)-led secondary transactions (i.e., transactions led by a credit-oriented private equity vehicle’s GP in order to provide liquidity for limited partners or to extend the holding period of certain underlying assets), including continuation funds (a type of GP-led secondary transaction involving the formation of a new investment vehicle with the purposes of acquiring assets from an expiring private equity vehicle), providing liquidity solutions to private equity sponsors seeking to extend the holding period of high-quality assets. Fund secondaries may also be considered, particularly those backed by high-quality private credit portfolios that align with our investment strategy. Such Secondaries Investments may be acquired at a discount to their reported fair value, which may result in unrealized gains at the time the Fund next calculates its NAV. See the subsection below titled “Risk Factors—Risks Associated with Secondaries Investments” for more information.
•	Broadly Syndicated Loans.

To a lesser extent, we will also invest in publicly traded securities of large corporate issuers (e.g., publicly traded debt securities) termed “Opportunistic Credit.” These liquid investments serve to maintain liquidity for our share repurchase program and cash management while also offering potential for attractive returns. While our primary focus is on U.S. private companies, we may also invest in European and other non-U.S. companies, adhering to the requirement that at least 70% of our assets are invested in “eligible portfolio companies.” We are not restricted by company size or capitalization in our investment selections. Subject to the limitations of the 1940 Act, we may invest in loans or other securities that refinance or repay debt or securities of companies whose debt is owned by other affiliated funds. We generally intend to co-invest with other affiliated funds, in accordance with applicable regulations and exemptive relief granted by the SEC. This strategy is designed to provide investors with current income and downside protection through a diversified portfolio of private credit investments while maintaining flexibility to adapt to evolving market opportunities.

Under normal circumstances, we expect to make investments that typically will have position sizes under 1% of our portfolio, on average. Selectively, we may invest more than 1% of our portfolio in specific portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base, particularly during the Fund’s ramp-up period. After we have invested a significant portion of our proceeds from this offering, under normal circumstances, we expect that a significant portion (i.e., up to approximately 25%) of our investments in non-broadly syndicated loans may have a payment-in-kind (“PIK”) component, and the target effective interest rate, including from PIK interest, after accounting for all associated costs (i.e., “all-in margins”) of our non-broadly syndicated loans are between approximately 4.50% and 6.00%. Under normal circumstance, our target discount rates for the original issue discount (“OID”) instruments in which we may invest are between 0% to 2.00%.

In alignment with Guggenheim’s investment philosophy, our debt investment strategy emphasizes flexibility and a focus on floating interest rate instruments. We primarily invest in senior secured loans and unitranche loans with stated maturities typically ranging from five to eight years. For mezzanine, unsecured, or subordinated debt investments, maturities may extend up to ten years. Despite these terms, we anticipate an average holding period of approximately three to five years for our debt investments because of debt repayment either via refinancing or repayments from cash flow. We do not impose strict limits on the maturity or duration of the securities in our portfolio, allowing us to adapt to diverse investment opportunities. Additionally, loans and securities acquired in the secondary market generally have shorter remaining maturities compared to newly issued investments. We expect that a significant portion of our debt investments will be unrated; however, when ratings are available from nationally recognized statistical rating organizations, these instruments are generally anticipated to be below investment grade (rated lower than ‘Baa3’ by Moody’s Investors Service, Inc. or ‘BBB-’ by S&P Global Ratings).

We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities. In connection with our investments in CLOs, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to our business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

Our investments are subject to a number of risks, including risks related to potential concentration in the software industry. Such a concentration can be amended at the discretion of the Fund and the Adviser. See “Investment Objectives and Strategies” and “Risk Factors.”

Q:	What is an originated loan?
A:	An originated loan is a loan where we source and lend directly to the borrower and hold the loan to exit / realization. This is distinct from a syndicated loan, which is generally underwritten by a bank and then syndicated, or sold, in several pieces to other investors. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans, unlike originated loans, often have liquid markets and can be traded by investors.
Q:	Why do you intend to invest in liquid credit investments in addition to originated loans?
A:	We believe that our liquid credit investments will help maintain liquidity, satisfy any share repurchases we choose to make and manage cash before investing subscription proceeds into originated loans while also seeking attractive investment returns.
Q:	What potential strengths does the Adviser offer?
A:	Since 2002, Guggenheim has been originating private debt investments for its portfolios. Guggenheim’s entry into the private debt market was based on its belief that a privately negotiated debt transaction offered a more attractive combination of risk and return than was available in the more liquid loan and high-yield bond markets. With that relative value focus in mind, Guggenheim has invested over $29 billion in over 550 privately negotiated investments over the last 23 years (as of June 30, 2025). We continue to believe that private debt offers a compelling opportunity to achieve a more attractive risk-adjusted return today than is generally available in the liquid credit markets.

Guggenheim intends to utilize the same credit-intensive, bottom-up research approach with respect to the Fund that is the foundation of Guggenheim’s fundamental fixed income investing. For the Fund,

Guggenheim will seek to invest in growing businesses that have demonstrated durable competitive advantages with capable management. We believe these companies generally possess distinguishing business characteristics such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, experienced management and well-defined managerial controls. A critical criterion for selecting investments is preservation of invested capital. Accordingly, Guggenheim will generally seek to invest in situations where it believes the enterprise value (the “EV” or “Enterprise Value”) of a company comfortably exceeds the value of a given debt claim within the company’s capital structure (e.g., first lien bank debt, second lien bank debt or unsecured debt). Guggenheim defines the EV of a company as all debt (implicit or explicit) plus the value of all equity securities less cash and cash equivalents. Guggenheim also believes that the amount of discount relative to EV at the time of investment (i.e., low loan to value ratio) is a critical factor in generating returns primarily from income and secondarily from capital appreciation.

With the goal of supporting our investment strategy, Guggenheim has developed a disciplined investment process, which includes substantial due diligence, collaborative discussions, detailed financial models and thorough Investment Committee (as defined below) review. In addition, Guggenheim’s investment professionals monitor portfolio companies through financial reviews, industry analysis and regular discussions with management, ownership and industry participants.

While the Fund will have a focus on secured debt, the Adviser will maintain the flexibility to invest throughout much of the capital structure, from senior debt to equity and securities with equity-like characteristics when appropriate, which broadens the opportunity set. Often, borrowers require financing that does not fit squarely into the traditional lending criteria of commercial banks or other lenders and is not large enough for the broadly syndicated loan and high-yield bond markets. In these situations, Guggenheim has been successful in tailoring financing solutions to meet the borrowers’ needs. Furthermore, we believe Guggenheim’s ability to partner with other Guggenheim-managed funds or accounts in making investments will enable the Fund to participate in larger transactions than would otherwise be possible. See “Regulation – Exemptive Relief.” We believe this collective funding capacity expands the market opportunity and allows Guggenheim to invest its clients in larger, more complex transactions with attractive risk-adjusted return characteristics.

In our view, Guggenheim has differentiated itself from other lenders by providing creative financing solutions to borrowers that company owners (i.e., founder, private equity or public shareholders) value due to the following:

•	A willingness to evaluate complex transactions that other capital providers are less willing to analyze.
•	The ability to finance entire capital structures, with Guggenheim representing the sole lender.
•	The flexibility to create financing solutions that are outside of most lenders’ typical “box” and are tailored to the borrower’s specific needs.
•	The analytical resources that allow us to perform due diligence quickly and commit to a term sheet and fund the investment within a short time frame.
•	A high level of certainty related to closing once we have completed due diligence.

Guggenheim believes that these competitive strengths will help enable us to execute on a large quantity of what we consider high-quality investment opportunities. The prevailing economic climate and credit market volatility will serve to enhance our ability to do so over the coming years.

Q:	What is the market opportunity?
A:	We believe that the market opportunity in direct lending and private credit remains substantial in today’s environment. As of June 2024, according to Preqin, global private equity firms have accumulated approximately $2.6 trillion in “dry powder”, which is committed capital that remains undeployed.

Assuming a typical loan-to-value ratio of approximately 60% on private equity transactions, this dry powder represents roughly a $3.5 trillion opportunity for credit providers.

At the same time, the broadly syndicated loan market has historically averaged around $371 billion in annual issuance. Over a three-year deployment horizon, these dynamics reveal a significant financing gap. This gap is compounded by the evolving landscape in which traditional commercial banks are increasingly constrained by regulatory and balance sheet limitations, and the syndicated market is often unable to fully service the capital requirements of large private equity transactions.

In response, we see a compelling opportunity to partner with banks that are actively seeking to supplement their lending capabilities. By collaborating with these financial institutions, we can jointly provide the comprehensive capital solutions that private equity sponsors require. Our platform is designed to leverage our deep underwriting expertise and scale to address this gap meeting the significant financing needs of borrowers and taking advantage of favorable risk-adjusted returns in the current market.

In summary, we believe our strategy positions us to effectively capitalize on the sizeable market opportunity driven by robust private equity dry powder and the limitations of traditional syndicated lending, through strategic partnerships with banks and the deployment of scalable direct lending solutions.

Guggenheim has a specific focus in the middle market (which we define as borrowers with less than $75 million of EBITDA) and upper-middle market (which generally refers to borrowers with between $75 million and $250 million of EBITDA). The middle market is unique in its size and contribution to U.S. gross domestic product, as middle market companies represent a large segment of the economy and are expected to account for one-third of U.S. private sector employment. The middle market has historically been an attractive source of financing opportunities to private lenders and the potential growth of middle market companies is expected to drive an ongoing need for credit in the future. Furthermore, Guggenheim believes upper-middle market borrowers often present more attractive risk/reward as their size and scale makes them better able to withstand market and economic downturns.

We also believe that senior secured loans provide an attractive opportunity because of the defensive characteristics of the asset class. While all asset classes have inherent risks, senior secured debt is on top of the capital structure and thus has priority in payment among an issuer’s security holders (i.e., senior lenders receive payments before all other capital providers including junior creditors and equityholders). Further, these investments are secured by substantially all of the issuer’s assets, which may be monetized in the event of a default, if necessary. Senior secured debt often has restrictive covenants, providing principal protection and preserving collateral to protect against credit deterioration.

As the credit markets and economy evolve over the coming years, Guggenheim believes that having the scale to source and underwrite transactions across the yield and capital structure spectrum provides investors with greater flexibility to take advantage of opportunities in any credit cycle.

Q:	How do you identify investments?
A:	The Corporate Credit platform provides the private debt team with real-time market intelligence with the goal of allowing the Fund to identify potential privately negotiated investments originating from the syndicated middle market (e.g., a private recapitalization of a syndicated loan) and facilitating proper risk-adjusted pricing. Our focus on relative value across the corporate credit spectrum influences how we analyze private debt investments and when we choose to make such investments. Guggenheim takes a selective approach, striving to only invest in private debt when there is a clear illiquidity premium and a better package of risk/return than we believe is available in the liquid credit markets. Over the last several years, Guggenheim has reviewed thousands of private debt transactions and typically closes on only a fraction of the investment opportunities reviewed into our private debt vehicles.

We believe the scale and integration of Guggenheim’s Corporate Credit platform creates attractive sourcing opportunities for the Fund. Guggenheim also works with a variety of relationships including banks, direct lenders, and sponsors to source direct loans. Guggenheim’s multifaceted relationships coupled with more than 1,500 existing credit positions held across the platform assist the origination team in identifying what we view as attractive opportunities to provide capital and offer proprietary solutions to borrowers. Often, by virtue of existing credit positions in syndicated loans or high-yield bonds, Guggenheim develops relationships with management and ownership providing for the opportunity to proactively offer private debt solutions. We believe this network allows Guggenheim to find potential financing opportunities in companies not already owned by private equity firms. It also provides research analysts with a network of industry experts that they can draw on for valuable information to aid in assessing risk while underwriting a transaction.

Q:	Will you use leverage?
A:	Yes. To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act. As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. While we intend to target a leverage ratio of 1.25x to 1.50x debt-to-equity, this limitation will not prevent us from incurring additional leverage or otherwise exceeding such leverage ratio to the full extent permissible under the 1940 Act. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and issuances of debt securities. We may also use leverage in the form of the issuance of preferred shares or by using reverse repurchase agreements or similar transactions and derivatives, including credit default swaps. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. Additionally, some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor.

Q:	What is the allocation policy of Guggenheim?
A:	Guggenheim, including the Adviser, provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that Guggenheim may establish (other than the Fund) (the “Other Clients”). See “Potential Conflicts of Interest.”

Guggenheim will share any investment and sale opportunities with its other clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and firm-wide allocation policies, which govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients as well as prevailing market conditions.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

We intend to co-invest with certain affiliates of the Adviser. Guggenheim has received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Fund’s board of trustees (the “Board” or “Board of Trustees” and each member of the Board of Trustees, a “Trustee”) at the next quarterly board meeting.

Q:	How is an investment in shares of your Common Shares different from an investment in shares of listed BDCs?
A:	An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:
•	Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. Our

Board of Trustees, rather than the “market,” determined the initial offering price of our shares in its sole discretion after considering the initial public offering prices per share of other blind pool non-traded BDCs. The estimated value of our assets and liabilities will be used to determine our net asset value (“NAV”) following the date on which we break escrow for this offering. As a result, non-traded BDCs are generally less volatile and more closely correlated with the values of their underlying loans as opposed to other conditions that may impact public markets.

•	An investment in our Common Shares has limited or no liquidity outside of our share repurchase program and our share repurchase program may be amended or suspended at the discretion of the Board of Trustees at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on us that would outweigh the benefit of the repurchase offer. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.
•	Listed BDCs may be reasonable alternatives to the Fund and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have a longer track record that investors can evaluate and transactions for listed securities often involve nominal or no commissions.
•	Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling Common Shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our charter may limit the fees we may pay to the Adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board of trustees, audit committee, independent trustee oversight of executive compensation and the trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights.

Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q:	For whom may an investment in your Common Shares be appropriate?
A:	An investment in our Common Shares may be appropriate for you if you:
•	meet the minimum suitability standards described above under “Suitability Standards;”
•	seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income- oriented portfolio of primarily U.S. credit investments;
•	seek to receive current income through regular distribution payments;
•	wish to obtain the potential benefit of long-term capital appreciation; and
•	are able to hold your Common Shares as a long-term investment and do not need liquidity from your investment in the near future.

We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their Common Shares in the near future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter. See “Share Repurchase Program.”

Q:	Are there any non-investment related risks involved in buying your Common Shares?
A:	Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objectives and, therefore, you should purchase our

Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

•	We have no prior operating history and there is no assurance that we will achieve our investment objectives.
•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.
•	You should not expect to be able to sell your Common Shares regardless of how we perform.
•	You should consider that you may not have access to the money you invest for an extended period of time.
•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop.
•	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.
•	We intend to implement a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.
•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
•	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”
•	We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its Common Shares the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price.
•	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.
•	We expect to use leverage, which will magnify the potential for loss on amounts invested in us.
•	We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
•	We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
Q:	Do you currently own any investments?
A:	No.

Q:	What is the role of your Board of Trustees?
A:	We operate under the direction of our Board of Trustees, the members of which are accountable to us and our shareholders as fiduciaries. We have 7 Trustees, 5 of whom have been determined to be independent of us, the Adviser, Guggenheim and its affiliates (“Independent Trustees”). Our Independent Trustees are responsible for, among other things, reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates. The names and biographical information of our Trustees are provided under “Management of the Fund—Board of Trustees and Executive Officers.”
Q:	What is the difference between the Class S, Class D and Class I Common Shares being offered?
A:	We are offering to the public three classes of Common Shares, Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees. In addition, although no upfront sales loads be paid with respect to Class S shares, Class D shares or Class I shares, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class S, Class D and Class I shares.

Assuming a constant NAV per share of $25.00, we expect that a one-time investment in 400 shares of each class of our Common Shares (representing an aggregate NAV of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual
	Shareholder
	Servicing and/or	Total Over
	Distribution Fees	Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$0	$0

Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Guggenheim or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s Common Shares may be exchanged into an equivalent NAV amount of Class I shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all three classes of Common Shares, then in most cases you should purchase Class I shares because participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other Common Share classes. However, Class I shares generally will not receive shareholder services.

Q:	At what point will the initial proceeds of this offering be released from escrow?
A:	We will take purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least $100 million (excluding any shares purchased by our Adviser, its affiliates and our Trustees and officers), and our Board of Trustees has authorized the release of the escrowed purchase order proceeds to us so that we can commence operations. Even if we receive purchase orders for $100 million, our Board of Trustees may elect to wait a substantial amount of time before authorizing, or may elect not to authorize, the release of the escrowed proceeds. If we do not raise the minimum amount and commence operations by [ ], 2027 (one year following the effective date of the registration statement of which this prospectus is a part), this offering will be terminated and our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. Notwithstanding the foregoing, you may elect to withdraw your purchase order and request a full refund of your investment with interest and without deduction for escrow expenses at any time before the escrowed funds are released to us. If we break escrow for this offering and commence operations, interest earned on funds in escrow will be released to our account and constitute part of our net assets.

Q:	What is the per share purchase price?
A:	During the escrow period, the per share purchase price for our Common Shares will be $25.00. After the close of the escrow period, shares will be sold at the then-current NAV per share, as described below.
Q:	How will your NAV per share be calculated?
A:	At the conclusion of the escrow period, NAV for our shares will be equal to the net proceeds received by us from purchases of shares during the escrow period, less our liabilities. Thereafter, our NAV will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.

Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are not publicly traded or for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees, based on, among other things, the input of the Adviser, the Audit Committee of the Board of Trustees (the “Audit Committee”) and independent valuation firms engaged on the recommendation of the Adviser and at the direction of the Board of Trustees. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. Our Board of Trustees may modify our valuation procedures from time to time. See “Determination of Net Asset Value.”

Q:	Is there any minimum investment required?
A:	The minimum initial investment in our Common Shares is $2,500, and the minimum subsequent investment in our shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan and that the minimum investment in Class I is $25,000. In addition, Guggenheim Funds Distributors, LLC (the “Intermediary Manager”), an affiliate of the Adviser, may elect to accept smaller investments in its discretion.
Q:	What is a “best efforts” offering?
A:	This is our initial public offering of our Common Shares on a “best efforts” basis. A “best efforts” offering means the Intermediary Manager and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker-dealer or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of shares will be sold.

Q:	What is the expected term of this offering?
A:	We have registered $2,500,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our Common Shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of Common Shares and at what price?
A:	Subscriptions to purchase our Common Shares may be made on an ongoing basis, but after the time we break escrow for this offering, investors may only purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least seven business days prior to the first day of the month (unless waived by the Intermediary Manager). During the escrow period, the per share purchase price for our Common Shares will be $25.00.

Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of Common Shares will be available on our website at www.guggenheiminvestments.com generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that NAV and each shareholder’s purchase will be determined and Common Shares are credited to the shareholder’s account as of the effective date of the share purchase.

See “How to Subscribe” for more details.

Q:	When will the NAV per share be available after the escrow period?
A:	We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month. Because subscriptions must be submitted at least seven business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing in October, your subscription must be submitted at least seven business days prior to November 1. The purchase price for your Common Shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.

Q:	May I withdraw my subscription request once I have made it?
A:	Yes. Subscribers are not committed to purchase Common Shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted by the Fund. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our automated telephone line, (800) 345-7999.
Q:	When will my subscription be accepted?
A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.
Q:	Will I receive distributions and how often?
A:	We expect to pay regular monthly distributions commencing with the first full calendar quarter after the escrow period concludes. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our tax treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax-exempt income, if any. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares).

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

Q:	Will the distributions I receive be taxable as ordinary income?
A:	Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from sales of assets. In addition, a portion of your distributions may be considered return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your Common Shares are repurchased, you sell your Common Shares or we are liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you should consult with your tax advisor. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional Common Shares?
A:	Yes. We have adopted a distribution reinvestment plan whereby shareholders (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Pennsylvania, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Pennsylvania, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you own will be automatically invested in additional Common Shares. The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent NAV per share for such Common Shares at the time the distribution is payable. Shareholders will not pay upfront selling commissions when purchasing Common Shares under our distribution reinvestment plan; however, all Common Shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my Common Shares be repurchased?
A:	Yes, subject to limitations. Beginning no later than the first full calendar quarter from the date on which we break escrow for this offering, and at the discretion of our Board of Trustees, we intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board of Trustees may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter.

Upon a determination by the Board to (i) suspend our share repurchase program or (ii) materially modify our share repurchase program in a manner that reduces liquidity available to our shareholders, our share repurchase program requires the Board to consider, at least quarterly, whether continuing to restrict repurchases or resuming repurchases at the original repurchase limits set forth in the share repurchase program would be in the best interest of the company and our shareholders. However, our Board is not required to authorize the recommencement of our share repurchase program within any specified period of time. Our Board may also determine to terminate our share repurchase program if required by applicable law or in connection with a transaction in which our shareholders receive liquidity for their Common Shares, such as a sale or merger of the Fund or listing of our Common Shares on a national securities exchange.

We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase program, to the extent we offer to repurchase Common Shares pursuant to a tender offer in any particular quarter, we expect to repurchase Common Shares at a price equal to the NAV per share, except that Common Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Valuation Date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; and due to trade or operational error. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund may not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

In the event the amount of Common Shares tendered exceeds the repurchase offer amount, Common Shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on us as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	What is a business development company, or BDC?
A:	BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately offered securities issued by U.S. private or thinly traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. See “Regulation.”
Q:	What is a regulated investment company, or RIC?
A:	We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

In general, a RIC is a company that:

•	is a BDC or registered investment company that combines the capital of many investors to acquire securities;
•	offers the benefits of a securities portfolio under professional management;
•	satisfies various requirements of the Code, including an asset diversification requirement; and is generally not subject to U.S. federal corporate-level income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.
Q:	What is a non-exchange traded, perpetual-life BDC?
A:	A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose common shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual BDCs. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Second Amended and Restated Declaration of Trust (as may be amended and amended and restated from time to time, the “Declaration of Trust”), or otherwise to effect a liquidity event at any time.

Q:	Will I be notified of how my investment is doing?
A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:

•	three quarterly financial reports and investor statements;

•	an annual report;

•	in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S;
•	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and
•	a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on Common Shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website, www.guggenheiminvestments.com, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at www.sec.gov.

In addition, after the escrow period, our monthly NAV per share is posted on our website promptly after it has become available.

Q:	What fees do you pay to the Adviser?
A:	Pursuant to the investment advisory agreement between us and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for, among other things, identifying investment opportunities, monitoring our investments and determining the composition of our portfolio. We will pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.
•	The management fee is payable monthly and is settled and paid quarterly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month in which the Fund has operations, net assets will be measured as the beginning net assets as of the date on which the Fund breaks escrow. In addition, the Adviser has agreed to waive its management fee for the first six months following the date on which we break escrow for this offering (the “Waiver Period”). The longer an investor holds shares of our common stock during the Waiver Period, the longer such investor will receive the benefit of the Waiver Period. The fees waived during the Waiver Period will not be subject to recoupment by the Adviser.
•	The incentive fee consists of two components as follows:
•	The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined herein) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.
•	The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains, as calculated in accordance with GAAP.

See “Investment Advisory Agreement and Administration Agreement.”

Q:	Who administers the Fund?
A:	The Bank of New York Mellon, our Administrator, provides, or oversees the performance of, administrative, fund accounting and certain other services. We have agreed to pay the Administrator an asset-based fee calculated and accrued daily and paid monthly and will reimburse the Administrator for reasonable out-of-pocket expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “Investment Advisory Agreement and Administration Agreement—Administration Agreement.”
Q:	What are the offering and servicing costs?
A:	No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Pursuant to separate agreements with such financial intermediaries, during the Waiver Period, the Adviser will bear the cost of any transaction or other fees, including upfront fees or brokerage commissions, that such financial intermediaries may charge you when purchasing our Common Shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

The Adviser has agreed to advance all of our organization and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of our participating broker-dealers, reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of our escrow agent and transfer agent, fees to attend retail seminars sponsored by participating broker-dealers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, broker-dealers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing and/or distribution fee) through the date on which we break escrow for this offering. Unless the Adviser elects to cover such expenses pursuant to the Expense Support Agreement (“Expense Support Agreement”) we have entered into with the Adviser, we will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for this offering. See “Plan of Distribution” and “Plan of Operations—Expenses—Expense Support Agreement.”

Q:	What are your expected operating expenses?
A:	We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our Administrator. See “Fees and Expenses.”
Q:	What are your policies related to conflicts of interests with Guggenheim and its affiliates?
A:	An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and the Adviser (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Adviser or its affiliates. For more information about conflicts of interest, see “Potential Conflicts of Interest”.
Q:	Are there any ERISA considerations in connection with an investment in our Common Shares?
A:	We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, until such time as the Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit investment in our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations.

In addition, each prospective investor that is, or is acting on behalf of any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code (including, for example, an individual retirement account and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to the provisions of any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii) (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to as a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.

Prospective investors should carefully review the matters discussed under “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	When is the impact of being an “emerging growth company”?
A:	We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:
•	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”);
•	submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or

•	disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the Adviser and we do not directly compensate our executive officers, or reimburse the Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the Adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek shareholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Q:	When will I get my detailed tax information?
A:	In the case of certain U.S. shareholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.
Q:	Who can help answer my questions?
A:	If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent, The Bank of New York Mellon at (800) 345-7999.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S	Class D	Class I
	Shares	Shares	Shares
Shareholder transaction expenses (fees paid directly from
your investment)
Maximum Sales Load(1)	—	—	—
Maximum Early Repurchase Deduction(2)	2.00%	2.00%	2.00%
Annual expenses (as a percentage of net assets attributable
to our Common Shares)(3)
Base management fees(4)	1.25%	1.25%	1.25%
Incentive fees(5)	—	—	—
Shareholder servicing and/or distribution fees(6)	0.85%	0.25%	—
Interest payment on borrowed funds(7)	7.94%	7.94%	7.94%
Acquired Fund Fees and Expenses(8)	0.00%	0.00%	0.00%
Other expenses(9)	1.02%	1.02%	1.02%
Total annual expenses	11.06%	10.46%	10.21%

(1)	No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Pursuant to separate agreements with such financial intermediaries, during the first six months following the date on which the Fund breaks escrow for this offering (i.e., the “Waiver Period”), the Adviser will bear the cost of any transaction or other fees, including upfront fees or brokerage commissions, that such financial intermediaries may charge you when purchasing our Common Shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.
(2)	Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, we expect to repurchase Common Shares at a price equal to the NAV per share, except that Common Shares that have not been outstanding for at least one year will be subject to the Early Repurchase Deduction. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Valuation Date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; and due to trade or operational error. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund will not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
(3)	The average net assets employed as the denominator for expense ratio computation is $500 million.
(4)	The base management fee paid to our Adviser is calculated at an annual rate of 1.25% on of the value of our net assets as of the beginning of the first calendar day of the applicable month. The Adviser has agreed to waive its management fee during the Waiver Period, which is the six month period following the date on which the Fund breaks escrow for this offering. The longer an investor holds shares of our common stock during this period, the longer such investor will receive the benefit of the Waiver Period. The effect of this waiver is not reflected in the table above. The fees waived during the Waiver Period will not be subject to recoupment by the Adviser.
(5)

We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fees, if any, are divided into two parts:

The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. We expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5.0% for each quarter made up entirely of net investment income, no incentive fees would be payable to the Adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5.0% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 0.63% of our net assets would be payable. See “Investment Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)	Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/ or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. No shareholder servicing and/ or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the anticipated exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. There is no assurance that such exemptive relief will be granted by the SEC. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
(7)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 125% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is currently estimated to be 6.35%. Our ability to incur leverage depends, in large part, on the availability of financing in the market.
(8)	“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. The Fund may invest in BDCs or registered investment companies advised by the Adviser. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund.
(9)	“Other expenses” include accounting, legal and auditing fees, reimbursement of expenses to our Administrator, organization and offering expenses and fees payable to our Trustees. Other expenses represent the estimated annual other expenses of the Fund based on other expenses for the fiscal year ending December 31, 2026.

Example

     We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses, (2) the annual return before fees and expenses is 5.0%, (3) the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV and (4) your financial intermediary does not directly charge you transaction or other fees.

Class S shares
Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment,
assuming a 5.0% annual return from net investment income:	$107	$298	$467	$810
Total expenses assuming a 5.0% annual return solely from net
realized capital gains:	$113	$312	$487	$832

Class D shares
Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment,
assuming a 5.0% annual return from net investment income:	$102	$284	$448	$786
Total expenses assuming a 5.0% annual return solely from net
realized capital gains:	$107	$299	$468	$810

Class I shares
Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment,
assuming a 5.0% annual return from net investment income:	$99	$278	$440	$776
Total expenses assuming a 5.0% annual return solely from net
realized capital gains:	$105	$293	$460	$801

While the examples assume a 5.0% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Investment Advisory Agreement and Administration Agreement” for information concerning incentive fees.

We have entered into an Expense Support Agreement with the Adviser. The Adviser may elect to pay certain of our expenses on our behalf, including organization and offering expenses (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates. Following any calendar month in which Available Operating Fund (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Because the Adviser’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from the Adviser.

RISK FACTORS

     Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common

Shares. The risks below are not the only risks we face but do represent the known material risks and uncertainties that we believe are most significant to our business, operating results, financial condition, prospects and forward-looking statements. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business

Our ability to achieve our investment objectives depends on the Adviser’s ability to manage and support our investment process. If the Adviser were to lose a significant number of its key professionals, or terminate the Investment Advisory Agreement, our ability to achieve our investment objectives could be significantly harmed.

     We do not have employees. Additionally, we have no internal management capacity other than our appointed executive officers and are dependent upon the investment expertise, skill and network of business contacts of our Adviser to achieve our investment objectives. Our Adviser evaluates, negotiates, structures, executes, monitors and services our investments. Our success will depend to a significant extent on the continued service and coordination of our Adviser, including its key professionals. The departure of a significant number of key professionals from Guggenheim could have a material adverse effect on our ability to achieve our investment objectives.

     Our ability to achieve our investment objectives also depends on the ability of our Adviser to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, our Adviser may need to retain, hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

     In addition, the Investment Advisory Agreement has termination provisions that allow the agreement to be terminated, without payment of any penalty, by us upon 60 days’ notice. In addition, the Adviser may terminate the Investment Advisory Agreement upon 120 days’ written notice, without payment of any penalty. The termination of the Investment Advisory Agreement may adversely affect the quality of our investment opportunities and it may be difficult for the Fund to replace the Adviser.

We are dependent on key personnel

     We depend on the diligence, skill, experience, network of business contacts and continued services of our investment team and other key management personnel. There can be no assurances that such personnel will continue to provide investment services to the Fund. If the Fund were to lose any of these investment management personnel or other key management personnel it could limit the Fund's ability to achieve its investment objectives and operate as anticipated, which could in turn have a negative effect on the Fund's investment performance.

We have no prior operating history and there is no assurance that we will achieve our investment objective.

     The Fund is a newly formed vehicle and has no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new fund, including the risk that it could not achieve its investment objectives and that the value of an investment in the Fund could decline substantially (or entirely). On any given investment, loss of principal is possible.

Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

     We expect that Guggenheim will depend on its relationships with corporations, financial institutions and investment firms, and we rely indirectly to a significant extent upon these relationships to provide us with potential investment opportunities. If Guggenheim fails to maintain its existing relationships, or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom Guggenheim has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.

     We may compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds and private credit funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in our target market of privately-owned U.S. companies. Moreover, we have experienced, and may continue to experience, increased competition from banks and investment vehicles who may continue to lend to the middle market, including lending activity in our target market of privately-owned U.S. companies. Additionally, the Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans in the middle market for private companies. As a result of these new entrants and regulatory incentives, competition for investment opportunities in privately-owned U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

     We may lose investment opportunities if we do not match our competitors’ pricing, terms and investment structure criteria. If we are forced to match these competitors’ investment terms criteria, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status under Subchapter M of the Code. The competitive pressures we face, and the manner in which we react or adjust to these competitive pressures, may have a material adverse effect on our business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also, we may not be able to identify and make investments that are consistent with our investment objectives.

For expedited transactions, the information available to the Adviser could be limited.

     Investment analyses and decisions by the Adviser could be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities. In such cases, information available to the Adviser at the time of an investment decision could be limited, and the Adviser could not have access to the detailed information that is necessary for a full evaluation of the investment opportunity. In addition, the Adviser could rely upon independent consultants in connection with the evaluation of proposed investments. There can be no assurance that these consultants will accurately evaluate such investments. Further, the Fund could conduct its due diligence activities in a very brief period and could assume the risks of obtaining certain consents or waivers under contractual obligations. While the Adviser expects to negotiate purchase price adjustments, termination rights and other protections with respect to such risks, such rights could not be available or, if available, the Adviser could elect not to exercise them.

The amount of any distributions we may make is uncertain. We may not be able to pay distributions or be able to sustain distributions at any particular level, and our distributions per share may not grow over time or may decline. We have not established any limit on the extent to which we may use borrowings, if any, or offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).

     We expect to pay distributions out of assets legally available for distribution based on our investment performance. However, we cannot assure you that we will achieve investment results that will allow us to make a consistent targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. Distributions from offering proceeds or from borrowings could also reduce the amount of capital we ultimately invest in interests of portfolio companies. We cannot assure you that we will pay distributions to our shareholders in the future.

Our distributions may exceed our taxable earnings and profits. Therefore, portions of the distributions that we pay may represent a return of capital to you, which will lower your tax basis in your Common Shares, which may cause you to experience increases in capital gains in subsequent sales of your Common Shares, and reduce the amount of funds we have for investment in portfolio companies.

     In the event that we encounter delays in locating suitable investment opportunities, we may pay our distributions from offering proceeds or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Common Shares, which may cause you to experience increases in capital gains in subsequent sales of your Common Shares. Distributions from offering proceeds or from borrowings also could reduce the amount of capital we ultimately have available to invest in interests of portfolio companies.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board of Trustees and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

     As a BDC, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board of Trustees. There is not a public market or active secondary market for many of the securities of the privately-held companies in which we intend to invest. The majority of our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately-negotiated, over-the-counter secondary market for institutional investors, if at all. As a result, we will value a significant portion of these securities at fair value as determined in good faith in accordance with procedures established by our Board of Trustees.

     The determination of fair value, and thus the amount of unrealized gains or losses we may recognize in any year, is to a degree subjective, and our Adviser has a conflict of interest in making recommendations of fair value. We will value these securities at fair value as determined in good faith in accordance with procedures established by our Board of Trustees and based on input from our Adviser and our Audit Committee. Our Board of Trustees may utilize the services of independent third-party valuation firms to aid it in determining the fair value of any securities and generally expects to do so with respect to Level 3 assets on a quarterly basis. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board of Trustees may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our NAV could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We are dependent on information systems and system failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

     Our business is dependent on our third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service provider, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. There could be:

•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, wildfires, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts; and
•	cyber-attacks.

     These events, in turn, could have a material adverse effect on our operating results and negatively affect the NAV of our Common Shares and our ability to pay dividends to our shareholders.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, results of operations or financial condition.

     A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen information, misappropriation of assets, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. Any such attack could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We face risks posed to our information systems, both internal and those provided to us by third-party service providers. We, Guggenheim and its affiliates have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, may be ineffective and do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

     Third parties with which we do business (including those that provide services to us) may also be sources or targets of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information and assets, as well as certain investor, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. Privacy and information security laws and regulation changes, and compliance with those changes, may also result in cost increases due to system changes and the development of new administrative processes.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

     As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith in accordance with procedures established by our Board of Trustees. Decreases in the market values or fair values of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.

Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.

     Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and the value of our Common Shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing our capital and we may invest our capital in ways that our investors may not agree with.

Certain investment analysis and decisions by the Adviser may be undertaken with limited information.

     Given the nature of our investments, the same level of information that would exist for a publicly-traded company may not be available to the Adviser. Therefore, at times, the Adviser may be forced to make investment decisions with limited information regarding factors that may adversely affect an investment.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

     Changes in law or regulations could adversely affect the value of investments held by the Fund, affect the ability of the Fund to pursue its investment strategy, and increase the amount of fees or expenses borne by the Fund and shareholders indirectly. The time and attention as well as the financial costs associated with compliance with such laws or regulations could divert the Adviser’s resources away from managing the Fund’s investment program, which could adversely affect both the Fund and its portfolio investments. Similarly, the cost of new compliance obligations attributable to the Fund—such as the costs associated with quarterly reporting or audit requirements—will increase the financial burden on the Fund to the extent those costs are treated as Fund expenses and could reduce shareholder distributions. Further, the impact of such rules or regulations is uncertain and could become subject to increased uncertainty in the event the rules are challenged in court by industry groups or other market participants. Any legal or regulatory uncertainty with respect to these or other rules is likely to result in a diversion of the Adviser’s time and resources as well as expose the Adviser to regulatory risk, all of which in turn could negatively impact the Fund and its investments.

     Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic effects of potential changes to the current legal and regulatory framework affecting financial institutions remain highly uncertain. Future changes could adversely affect the Fund’s operating environment and therefore the Fund’s business, financial condition and results of operations. Further, an extended federal government shutdown resulting from failing to pass budget appropriations, adopt continuing funding resolutions, or raise the debt ceiling, and other budgetary decisions limiting or delaying deferral government spending, could negatively impact U.S. or global economic conditions, including corporate and consumer spending, and liquidity of capital markets. There can be no assurance that any changes in laws, regulations or governmental policy will not have an adverse impact on the Fund and its investments, including the ability of the Fund and its ability to execute its investment objectives and to receive attractive returns.

     In addition, changes in U.S. social, political, regulatory and economic conditions or in laws and policies governing foreign trade, manufacturing, development and investment in the territories and countries where the Fund could invest, and any negative sentiments towards the United States as a result of such changes, could adversely affect the performance of the Fund’s portfolio investments. Furthermore, negative sentiments toward the United States among non-U.S. customers and among non-U.S. employees or prospective employees could adversely affect sales or hiring and retention, respectively, of the Fund’s portfolio investments.

     While the Fund intends to invest in companies and other entities that seek to comply with applicable laws and regulations, the laws and regulations relating to certain industries are complex, could be ambiguous or could lack clear judicial or regulatory interpretive guidance. An adverse review or determination by any applicable judicial or regulatory authority of any such law or regulation, or an adverse change in applicable regulatory requirements or reimbursement programs, could have a material adverse effect on the operations and/or financial performance of the companies in which the Fund invests.

     In this regard, there is significant uncertainty with respect to legislation, regulation and government policies at the federal level, as well as at the state and local government levels. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of Guggenheim. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We may experience fluctuations in our quarterly results.

     We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other shareholders.

We may be subject to litigation from time to time.

     In the ordinary course of its business, the Fund could be subject to litigation from time to time. The outcome of such proceedings could materially adversely affect the value of the Fund’s investments and could continue without resolution for long periods of time. Any litigation could consume substantial amounts of the Adviser’s and its personnel’s time and attention, and that time and the devotion of these resources to litigation could, at times, be disproportionate to the amounts at stake in the litigation.

Risks Related to Our Investments

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and could negatively impact our business, financial condition and results of operations.

     Market and macro-economic disruptions may, in the future, affect the U.S. capital markets, which could adversely affect our business and that of our portfolio companies. These market disruptions may also affect the broader financial and credit markets and may reduce the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these macro-disruptions have resulted in, and may in the future result in, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable macro-economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows. There has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. The current U.S. presidential administration, along with the U.S. Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. The spread of an epidemic or pandemic and efforts to contain it may result in severe disruptions to financial markets, supply chains, availability of raw materials, goods, and services. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of our investments and our overall performance. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

Our investments are subject to credit risk.

     One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that a borrower will be unable or unwilling to make principal and interest payments on its outstanding debt obligations when due. The Fund’s returns to shareholders would be adversely impacted if a borrower to which the Fund lends becomes unable to make such payments when due. While the Fund will generally target investments it believes are able to repay their indebtedness, these entities could still present a high degree of business and credit risk. Entities in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their businesses, a change in the competitive environment or the continuation or worsening of any economic and financial market downturns and dislocations. As a result, entities that the Fund expected to be stable or improve could operate, or expect to operate, at a loss or have significant variations in operating results, could require substantial additional capital to support their operations or maintain their competitive position, or could otherwise have a weak financial condition or experience financial distress.

Our investments in portfolio companies may be risky and we could lose all or part of our investment.

     We intend to pursue a strategy focused on investing primarily in the debt of privately-owned U.S. companies, with a focus on originated transactions sourced through the networks of our Adviser. The following are risks associated with our investments:

•	Senior Secured Loans, Senior Unsecured Loans and Second Lien Loans. Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral. When we invest in senior secured term loans and second lien loans, we generally seek to take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, with respect to our second lien loans, our security interest could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Senior unsecured loans are structured as loans that are not subordinate in right of payment to any other debt incurred by the borrower under such loan, but are not secured with any collateral that could help ensure repayment of the loan. In the event of non-payment by a borrower of a senior unsecured loan, the lender may be unable to collect the unpaid balance because there is no specific collateral on which the lender can foreclose. In particular, if there are also any outstanding secured loans, the lender of such loans may be able to foreclose on the collateral securing such loans, and such proceeds may be applied towards the repayment of such secured loans before any remaining proceeds may be applied towards repayment of senior unsecured loans. Consequently, senior unsecured loans may be subject to a greater risk of non-payment in the event of default than secured loans, particularly during periods of deteriorating economic conditions.

•	Subordinated Debt. Our subordinated, or mezzanine, debt investments will rank junior in priority of payment to senior loans and will generally be unsecured. These characteristics may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income, including PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term, and OID. Loans structured with these features may represent a higher level of credit risk than loans that require interest to be paid in cash at regular intervals during the term of the loan. Since we generally will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will have greater risk than amortizing loans.
•	Unitranche Debt. The Fund could invest in unitranche debt, which is an instrument that combines senior secured debt and subordinated debt into a single loan. Unitranche loans are subject to similar risks associated with loans in general. Further, the complex terms of unitranche debt have not yet been widely tested in bankruptcy and workout situations. As a result, default and loss expectations are more difficult to estimate with respect to unitranche debt as compared to other forms of debt securities such as senior loans. In particular, in a bankruptcy proceeding involving a unitranche loan, there is a risk that the entire unitranche loan will be viewed as a single secured claim. If the collateral is insufficient to secure the entire unitranche loan, it could be deemed as an unsecured claim in its entirety. The untested nature of unitranche loan arrangements also exposes the Fund to a heightened risk of litigation among the lender group in the event of bankruptcy.

•	Structured Products. We may also invest, to a limited extent, in structured products, which may include collateralized debt obligations (“CDOs”), CLOs, structured notes, and credit-linked notes. These investment entities may be structured as trusts or other types of pooled investment vehicles. They may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. CDOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior loans, senior unsecured loans and subordinate corporate loans. Generally, these are not qualified as eligible portfolio companies (“EPCs”). Investments in the equity tranche or any similarly situated tranche of a structured product involve a greater degree of risk than investments in other tranches, and such investments will be the first to bear losses incurred by a structured product.
•	Equity Investments. We expect to make selected equity investments in the common or preferred stock of a company. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
•	Investments in Private Investment Funds. We may invest in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities. In valuing our investments in private investment funds, we rely primarily on information provided by managers of such funds. Valuations of illiquid securities, such as interests in certain private investment funds, involve various judgments and consideration of factors that may be subjective. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of our Common Shares. We may not be able to withdraw our investment in certain private investment funds promptly after we have made a decision to do so, which may result in a loss to us and adversely affect our investment returns.
•	Derivatives. We may invest in derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair value. If we are owed this fair value in the termination of the derivative contract and its claim is unsecured, we will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which we may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to our derivative investments would not be available to us for other investment purposes, which may result in lost opportunities for gain.

     Most debt securities in which we intend to invest will not be rated by any rating agency and, if they were rated, would be rated as below investment grade quality. Debt securities rated below investment grade quality (e.g., junk bonds) are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

     Prices of below investment grade securities could be volatile, and will generally fluctuate due to a variety of factors that are inherently difficult to predict, including but not limited to changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic and international economic or political events, developments or trends in any particular industry, and the financial condition of the obligors of loans. The current uncertainty affecting the United States economy and the economies of other countries in which issuers are domiciled or operate and the possibility of increased volatility in financial markets could adversely affect the value and performance of such securities.

     Below investment grade investments have historically experienced greater default rates than has been the case for investment grade securities. There can be no assurance as to the levels of defaults or recoveries that could be experienced on the investments, and an increase in default levels could adversely affect payments on the investments.

     A below investment grade loan or other debt obligation or an interest in a below investment grade loan or other debt obligation is generally considered speculative in nature and could become a defaulted obligation for a variety of reasons. Upon any investment becoming a defaulted obligation, such defaulted obligation could become subject to either substantial workout negotiations or restructuring, which could entail, among other things, a substantial reduction in the interest rate, a substantial write down of principal, and a substantial change in the terms, conditions and covenants with respect to such defaulted obligation. In addition, such negotiations or restructuring could be quite extensive and protracted over time, and therefore could result in substantial uncertainty with respect to the ultimate recovery on such defaulted obligation. The liquidity for defaulted obligations will likely be limited, and to the extent that defaulted obligations are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon.

The default rates of our high-yield investments could be higher than expected.

     The Fund could make credit investments that could be classified as “higher-yielding” (and, therefore, higher risk). In most cases, such investments will be rated below “investment grade” or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high-yield instruments has experienced periods of volatility and reduced liquidity. Securities in the lower rated categories and comparable non-rated securities are subject to greater risk of loss of principal and interest than higher rated and comparable non-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings or comparable nonrated securities in the case of deterioration of general economic conditions. High-yield securities could be subordinated to certain other outstanding securities and obligations of the issuer, which could be secured by all or substantially all of the issuer’s assets. High-yield securities could also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these portfolio investments could reflect individual corporate developments. General economic recessions or a major decline in the demand for products and services which the company provides would likely have a materially adverse impact on the value of such instruments or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, could also decrease the value and liquidity of these high-yield portfolio investments. In addition, the historical performance of the high-yield market is not necessarily indicative of its future performance, and the numerous methods for calculating default rates leave a significant amount of uncertainty in the potential profitability of the Fund’s investment in such instruments. Should increases in default rates occur with respect to the instruments acquired by the Fund, the actual default rates of the instruments held by the Fund could exceed those of the calculation methodology used by the Fund in determining to purchase such instruments, resulting in substantial losses to the Fund.

We may be exposed to cross-collateralization.

     The Fund could engage in financings where several investments are cross-collateralized, thereby subjecting multiple investments to the risk of loss. As a result, the Fund could lose its interests in performing investments in the event such investments are cross-collateralized with poorly performing or non-performing investments.

We may enter into repurchase and reverse repurchase agreements.

     The Fund could lend securities or other assets, raise cash or borrow securities or other assets by entering into repurchase and reverse repurchase agreements. When the Fund enters into a reverse repurchase agreement, it “sells” securities or other assets to a financial institution and receives cash; simultaneously, it agrees to repurchase such securities or other assets on a specified date in the future for the price paid by the financial institution, plus interest at a negotiated rate (such transaction, a “Reverse Repo”). When the Fund enters into a repurchase transaction, it “buys” securities or other assets from a financial institution and delivers cash; simultaneously, it agrees to sell such securities or other assets on a specified date in the future for the price sold to the financial institution, and the financial institution delivers cash in such amount plus interest at a negotiated rate (such a transaction, a “Repo”). The use of Repos and Reverse Repos involves certain risks. With respect to a Repo, in the event that the financial institution does not perform its obligations under the contract to return the security or other asset for any reason, such as an insolvency or restructuring of the financial institution, the Fund could not be able to recover the security or other asset. In such a circumstance, while the Fund will hold the cash it received at the outset of the transaction, such cash amount could be less than the value of security or other asset sold. In addition, Repos could be considered to be a form of leverage and subject to the risks associated with leverage. In the event the buyer under a repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver could receive an extension of time to determine whether to enforce the obligation of the Fund to repurchase the assets in question and the Fund’s use of the proceeds of the repurchase agreement could effectively be restricted pending such decision. To the extent that, in the meantime, the value of the assets that the Fund has purchased has decreased, the Fund could experience a loss. With respect to a Reverse Repo, if the financial institution defaults on its obligation to repurchase the underlying securities or other assets on a specified date in the future, as a result of its bankruptcy or otherwise, the Fund will seek to sell the securities or other assets into the market for cash in order be paid what it would otherwise have been paid by such financial institution on the anticipated repurchase date. However, the Fund could encounter costs or delays in liquidating those securities or other assets and it could incur a loss if the amount realized by the sale into the market does not equal or exceed the repurchase price of such securities or other assets plus the agreed interest amount. In addition, the estate of the financial institution could have claims to the security and could subject the Fund to litigation risk. For example, if the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying assets could be restricted. It is possible, in a bankruptcy or liquidation scenario, that the Fund could not be able to substantiate its interest in the underlying financial instruments.

We may invest in balloon loans and bullet loans that have limited amortization.

     The Fund’s investments can include balloon loans (i.e., loans for which the final payment at maturity is much larger than the prior regular payments), bullet loans (i.e., loans that typically involve periodic interest-only payments, with the entire principal repaid in a single lump sum at maturity) or loans that have limited mandatory amortization requirements. Such loans involve a greater degree of risk than other types of transactions because they are structured to allow for either small or no principal payments over the term of the loan, requiring the obligor to make a large final payment upon the maturity of the loan.

     While these loans could obligate a borrower to repay the loan out of asset sale proceeds or with annual excess cash flow, repayment requirements could be subject to substantial carve outs that would allow a borrower to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment could increase the risk that an issuer will not be able to repay or refinance the loans held by the Fund when they mature.

     The ability of such obligor to make this final payment upon the maturity of the loan typically depends upon its ability either to refinance the loan prior to maturity or to generate sufficient cash flow to repay the loan at maturity. The ability of any obligor to accomplish any of these goals will be affected by many factors, including the availability of financing at acceptable rates to such obligor, the financial condition of such obligor, the marketability of the collateral (if any) securing such loan, the operating history of the related business, tax laws and the prevailing general economic conditions. Consequently, such obligor could not have the ability to repay the loan at maturity, and the Fund could lose all or a portion of the principal of the loan. Given their relative size and limited resources and access to capital, some obligors could have difficulty in repaying or refinancing such loans on a timely basis or at all.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

     We intend to pursue a strategy focused on investing primarily in the debt of privately-owned U.S. companies with a focus on originated transactions sourced through the networks of our Adviser. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We will hold non-controlling interests in our portfolio companies and, therefore, could have a limited ability to manage the risk profile of our investment in such companies.

     The Fund will hold debt obligations and other non-controlling interests in companies and, therefore, could have a limited ability to manage the risk profile of the Fund’s investment in such companies. However, the Fund will seek appropriate creditor and shareholder rights to help protect the Fund’s interests in such companies. Debt obligations could be syndicated to a number of different financial market participants and the terms of such debt obligations could require either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the credit, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a credit pursuant to a bankruptcy plan of reorganization is done on a class basis. As a result of these voting regimes, the Fund could not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund. Accordingly, the other holders of the class of securities or other instruments held by the Fund could approve an action that is contrary to the interests of the Fund or that it does not agree with. Conversely, the Fund could want to take some action that requires the approval of the other holders of the class of security or other instrument, which the Fund could be unable to obtain. These holders could have interests that conflict with or differ from the interests of the Fund.

Subordinated liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay both the first priority creditors and us in full.

     Certain debt investments that we will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt instruments secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

     We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio companies’ obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

     The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations having the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral, the ability to control the conduct of such proceedings, the approval of amendments to collateral documents, releases of liens on the collateral and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

     Although we intend to generally structure certain of our investments as senior debt, if one of our portfolio companies were to file for bankruptcy proceedings, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company or a representative of us or the Adviser sat on the board of trustees of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors.

     In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower, resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of our investments in portfolio companies (including that, as a BDC, we may be required to provide managerial assistance to those portfolio companies), we may be subject to allegations of lender liability.

We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, may not be able to dispose of our interest in our portfolio companies.

     We do not expect to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in private companies, we may not be able to readily dispose of our portfolio company holdings or to sell our holdings at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

     We are subject to financial market risks, including changes in interest rates. Because we may borrow money to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.

     In the event of a significant rising interest rate environment, our portfolio companies with adjustable-rate loans could see their interest payments increase and there may be a significant increase in the number of our portfolio companies who are unable or unwilling to pay interest and repay their loans. Our investment portfolio of adjustable-rate loans may also decline in value in response to rising interest rates if the adjustable interest rates do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our investments with fixed interest will likely decline in value.

     In periods of market volatility, the market values of fixed income securities, and portfolio companies with adjustable-rate loans, may be more sensitive to changes in interest rates. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

     General interest rate fluctuations may have a substantial negative impact on our investments, our incentive fee, the value of our Common Shares and our rate of return on invested capital. During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled.

General economic and market conditions could adversely affect the performance of our investments and operations.

     The investment industry generally and the success of the Fund’s investment activities will be affected by general economic and market conditions, as well as by changes in laws, currency exchange controls, and national and international political and socioeconomic circumstances. A renewed downturn in the U.S. or global economy (or any particular segment thereof) could adversely affect the Fund’s profitability, impede the ability of the Fund’s portfolio investments to perform under or refinance their existing obligations, and impair the Fund’s ability to effectively exit its portfolio investment on favorable terms. Any of the foregoing events could result in substantial or total losses to the Fund in respect of certain portfolio investments, which losses will likely be exacerbated by the presence of leverage in a portfolio investment’s capital structure.

     The capital markets have experienced great volatility and financial turmoil. Moreover, governmental measures undertaken in response to turmoil in the markets (whether regulatory or financial in nature) could have a negative effect on market conditions. General fluctuations in the market prices of securities and economic conditions generally could reduce the availability of attractive investment opportunities for the Fund and could affect the Fund’s ability to make investments. Instability in the securities markets and economic conditions generally (including a slow-down in economic growth and/or changes in interest rates or foreign exchange rates) could also increase the risks inherent in the Fund’s investments and could have a negative impact on the performance and/or valuation of the portfolio investments. The Fund’s performance can be affected by deterioration in the capital markets and by market events, such as the onset of the credit crisis in the summer of 2007 or the downgrading of the credit rating of the United States in 2011, which, among other things, can impact the public market comparable earnings multiples used to value privately held portfolio investments and investors’ risk-free rate of return. Movements in foreign exchange rates could adversely affect the value of investments in portfolio investments and the Fund’s performance. Volatility and illiquidity in the financial sector could have an adverse effect on the ability of the Fund to sell and/or partially dispose of its portfolio investments. Such adverse effects could include the requirement of the Fund to pay breakup, termination or other fees and expenses in the event the Fund is not able to close a transaction (whether due to the lenders’ unwillingness to provide previously committed financing or otherwise) and/or the inability of the Fund to dispose of investments at prices that the Adviser believes reflect the fair value of such investments. The impact of market and other economic events could also affect the Fund’s ability to raise funding to support its investment objectives.

     Global financial markets have experienced increased volatility because of uncertainty surrounding the level and sustainability of the sovereign debt of various countries. There can be no assurance as to the resolution of the economic problems in those countries, nor as to whether such problems will spread to other countries or otherwise negatively affect economies or markets. A debt default by a sovereign nation, including the United States, or other potential consequences of these economic problems could trigger additional crises in the global credit markets and overall economy which could have a significant adverse effect on the Fund and its investments.

Inflation has and may continue to adversely affect our business.

     The United States and certain non-U.S. countries have experienced and could experience substantial, and in some periods extremely high, rates of inflation for many years. Measures taken by the governments to control inflation potentially include maintaining a tight monetary policy with high interest rates, thereby restricting the availability of credit and hindering economic growth. In particular, as inflation continues to rise, the Federal Reserve could raise interest rates in the near term, which could have a negative impact on the cost of debt and the market value of fixed income securities. Further, inflation and rapid fluctuations in inflation rates have had and could continue to have very negative effects on the economies and securities markets (both public and private) of certain countries in which the Fund could invest. Inflation rates could continue to increase in the future, and government measures to control inflation, adopted presently or in the future, remain uncertain. Measures taken by the governments to control inflation potentially include maintaining a tight monetary policy with high interest rates, thereby restricting the availability of credit and hindering economic growth. Inflation, measures to combat inflation and public speculation about possible additional actions have contributed materially to economic uncertainty in many countries.

     Inflation could significantly increase the Fund’s costs of operations, adversely impact the availability of suitable investments or the performance thereof, and otherwise impact the Fund’s financial condition.

     Inflation could adversely affect the Fund investments. During periods of rising inflation, interest and dividend rates of any instruments issued by the Fund’s portfolio investments could increase, which would tend to reduce returns to the shareholders. There can be no assurance that high rates of inflation will not have a material adverse effect on the investments of the Fund.

An increase or decrease in commodity supply or demand may adversely affect our business.

     A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities may adversely impact the financial performance or prospects of energy or other commodity-focused companies in which we may invest. Energy and other commodity-focused companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion of natural gas, natural gas liquids, crude oil or coal production, rising interest rates, declines in domestic or foreign production of natural gas, natural gas liquids and crude oil, accidents or catastrophic events and economic conditions, among others.

An increase or decrease in commodity pricing may adversely affect our business.

     The return on our prospective investments in energy and other commodity-sensitive companies will be dependent on the margins received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies in which we may invest to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

We may continue to be subject to certain contingent liabilities arising from the sale or other disposition of our investments.

     A significant portion of our investments involve private securities. In connection with the sale or other disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company, typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations are determined to be inaccurate with respect to potential liabilities. These arrangements may constitute contingent liabilities that ultimately could result in funding obligations that we must satisfy through our return of distributions previously made to us on such investment. If this occurs, we could incur losses associated with the payments of amounts in satisfaction of such liabilities. Consequently, the value of our Common Shares may decline and our future distributions to shareholders may be reduced, although in no event would shareholders be required to return distributions previously paid by us to them on account of such liabilities.

International investments create additional risks.

     We expect to make investments in portfolio companies that are domiciled outside of the United States. We anticipate that up to 30% of our investments may be in these types of assets. Our investments in foreign portfolio companies will be deemed “non-qualifying assets,” which means, as required by the 1940 Act, they may not constitute more than 30% of our total assets at the time of our acquisition of any asset, after giving effect to the acquisition. Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments may subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:

•	foreign governmental laws, rules and policies, including those restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States;
•	foreign currency devaluations that reduce the value of and returns on our foreign investments;

•	adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which we invest;
•	adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which we invest;
•	the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;
•	adverse changes in foreign-country laws, including those relating to taxation, bankruptcy and ownership of assets;
•	changes that adversely affect the social, political and/or economic stability of a foreign country in which we invest;
•	high inflation in the foreign countries in which we invest, which could increase the costs to us of investing in those countries;
•	deflationary periods in the foreign countries in which we invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and
•	legal and logistical barriers in the foreign countries in which we invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.

     In addition, we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on our portfolio companies in those countries and the rates of return we are able to achieve on such investments. We may also lose the total value of any investment that is nationalized, expropriated or confiscated. The financial results and investment opportunities available to us may be materially and adversely affected by any or all of these political, economic and legal risks.

We will be exposed to certain risks associated with our investments in Secondaries Investments.

     We will opportunistically acquire Secondaries Investments as part of our investment program. Such investments include credit secondaries, including interests in private credit portfolios, directly originated loans, and structured credit transactions. Additionally, we may invest in GP-led secondary transactions, including continuation funds, providing liquidity solutions to private equity sponsors seeking to extend the holding period of high-quality assets. Fund secondaries may also be considered, particularly those backed by high-quality private credit portfolios that align with our investment strategy.

     Valuation of Secondaries Investments may be difficult, as there generally will be no established market for such investments. Our overall performance with respect to such investments will depend in large part on the acquisition price paid by us for such investments and the structure of such acquisitions. The acquisition price paid by us generally will not be identical to the subsequent fair value of the Secondary Investment, which may be, at times, higher or lower than such acquisition price. The Fund can only value private funds at NAV if permitted by applicable accounting standards. Secondary Investments acquired at a discount may result in unrealized gains at the time we next calculate our NAV. Such unrealized gains will increase our NAV and performance by the difference between the most recent value of the Secondary Investment reported by the holder and the negotiated purchase price. Conversely, a Secondary Investment sold at a discount will result in a decrease in our NAV and performance by the difference between the value of the Secondary Investment as reflected in our books and records and the negotiated sale price. Our overall performance will depend in large part on the acquisition price paid by us for our Secondary Investments and the structure of such acquisitions. In addition, Secondary Investments acquired at a discount may cause us to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, we may have difficulty meeting the minimum annual distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in our investment company taxable income for the tax year it is accrued, we may be required to make a distribution to shareholders to meet the distribution requirements described above, even though we will not have received any corresponding cash or property. See

“We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.”

     In some instances, we may have the opportunity to acquire a portfolio of interests from a seller on an “all or nothing” basis. Certain of the interests in the portfolio may be less attractive than others, and certain of the sponsors of such interests may be more familiar to us than others, or may be more experienced or highly regarded than others. In certain instances, the purchase of an interest in a new fund may be less attractive than a secondary market purchase of an existing limited partner interest. In such cases, it may not be possible for us to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive.

To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

     Our investments may include OID and PIK instruments. To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash, including the following:

•	OID instruments may have unreliable valuations because the accretion of OID as interest income requires judgments about its collectability.
•	OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.
•	For accounting purposes, cash distributions to shareholders that include a component of accreted OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of accreted OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact.
•	The presence of accreted OID income and PIK interest income create the risk of non-refundable cash payments to the Adviser in the form of subordinated incentive fees on income based on non-cash accreted OID income and PIK interest income accruals that may never be realized.
•	In the case of PIK “toggle” debt (debt for which the issuer may defer an interest payment by agreeing to pay an increased coupon in the future, provided that all deferred payments must be made by the instrument’s maturity), the PIK interest election has the simultaneous effects of increasing the investment income, thus increasing the potential for realizing incentive fees.
•	The required recognition of OID and PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as such amount represent non-cash income that may require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC.

Our investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities, subject us indirectly to the underlying risks of such private investment funds and additional fees and expenses.

     Our investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities, expose us to the risks associated with the businesses of such funds or entities. These private investment funds are not registered investment companies and, thus, are not subject to protections afforded by the 1940 Act covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

     We rely primarily on information provided by managers of private investment funds in valuing our investments in such funds. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of our Common Shares. In addition, there can be no assurance that a manager of a private investment fund will provide advance notice of any material change in such private investment fund’s investment program or policies, therefore our investment portfolio may be subject to additional risks, which may not be promptly identified by our Adviser.

     Private investment funds often have complex fee structures. Investments in the securities of private investment funds may also involve duplication of investment advisory fees and certain other expenses. By investing in private investment funds indirectly through us, you bear a pro rata portion of our investment advisory fees and other expenses, and also indirectly bear a pro rata portion of the investment advisory fees, performance-based allocations and other expenses borne by us as an investor in the private investment funds regardless of the performance of the private investment fund or the Fund itself.

     In addition, certain private investment funds may not provide us with the liquidity we require and would thus subject us to liquidity risk. Further, even if an investment in a private investment fund is deemed liquid at the time of investment, the private investment fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting us to liquidity risk.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.

     We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

We may enter into one or more swap agreements.

     The Fund may enter into one or more swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for extended periods often exceeding more than one year. In a standard swap transaction, two parties agree to exchange payment streams derived by reference to different reference points, including asset values, rates or indices. A swap contract may not be assigned without the consent of the counterparty, and could result in losses in the event of a default or bankruptcy of the counterparty.

     Swap transactions, like other financial transactions, involve a variety of significant risks. The specific risks presented by a particular swap transaction necessarily depend upon the terms of the transaction and the Fund’s circumstances. In general, however, all swap transactions involve some combination of market risk, credit risk, counterparty credit risk, funding risk, liquidity risk and operational risk. Highly customized swap transactions in particular could increase liquidity risk. Highly leveraged transactions could experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. In evaluating the risks and contractual obligations associated with a particular swap transaction, it is important to consider that a swap transaction may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it could not be possible to modify, terminate or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a transaction prior to its scheduled termination date.

     Total Return Swaps. TRS’ are swap agreements where a party agrees to pay the counterparty the total return of a specified underlying asset in return for fixed or floating rate payments. In the case of the Fund, the TRS’ will be based on specific bank loans identified and selected by the Fund. TRS’ are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such swaps. Besides swap regulations implemented by the Dodd-Frank Act, there is currently little or no case law or litigation characterizing TRS’, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws could apply to TRS’ that have not heretofore been applied. There can be no assurance that future decisions construing similar provisions to those in any TRS’ agreement or other related documents or additional regulations and laws will not have a material adverse effect on the Fund. TRS’ could also expose the Fund to liquidity risk. Although the Fund will generally have the ability to terminate a TRS’ transaction or program at any time, doing so could subject the Fund to certain early termination charges. In addition, there could not be a liquid market within which to dispose of an outstanding TRS’ even if a permitted disposal might avoid an early termination charge.

     Counterparty Risk. The Adviser is not restricted from dealing with any particular counterparty or from concentrating any or all of the Fund’s transactions with one counterparty. Moreover, the Adviser has no formal credit function which evaluates the creditworthiness of the Fund’s counterparties.

     Accordingly, the Fund takes credit risk with regard to the swap counterparties with whom it will trade and will also bear the risk of settlement default by such swap counterparties. These risks could differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” could be accentuated by the fact that the Fund could concentrate its transactions with a single or small group of counterparties. In addition, in the case of a default, the Fund could become subject to adverse market movements while replacement transactions are executed. The Fund is not restricted from dealing with any particular TRS’ counterparty or from concentrating any or all of its transactions with one counterparty. Although certain of the TRS’ counterparties could be entities that are rated by recognized rating agencies, the Fund has no formal internal credit function that evaluates the creditworthiness of its TRS’ counterparties. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement could increase the potential for losses by the Fund.

     The TRS’ counterparties with which the Fund does business could encounter financial difficulties, fail, or otherwise become unable to meet their obligations. Any such development would impair the operational capabilities of the Fund or cause damaging losses, or even complete loss, of its capital. To help mitigate this risk, the Fund will generally contract with banks and other financial institutions with significant experience in issuing TRS’.

     In addition, the counterparties with which the Fund effects transactions could, from time to time, cease making markets or quoting prices in the desired instrument. In such instances, the Fund could be unable to enter into a desired transaction, or to enter into an offsetting transaction with respect to an open position, which might adversely affect its performance. Further, in contrast to exchange-traded instruments, certain swaps could not provide a trader with the right to offset its obligations through an equal and opposite transaction. For this reason, in entering into swaps, the Fund is expected to be required, and must be able, to perform its obligations under the contract.

     Pending Legislation. Certain relatively recently enacted legislation in the United States generally requires derivatives that were previously entered into on an OTC basis to be cleared through a central clearinghouse, subject to certain limited exceptions. Other similar measures could be proposed in other jurisdictions. It is expected that such requirements will lead to the standardization of the terms of any derivative instruments cleared in such manner. Any such standardized terms are yet to be formulated and, thus, it is not possible to assess the degree to which any such standardized terms might permit the Adviser to implement, or prevent the Adviser from implementing, the Fund’s investment program. Accordingly, to the extent that the Adviser relies on the use of OTC derivatives incorporating specific terms in seeking to implement certain aspects of the Fund’s investment program, and to the extent that such terms become unavailable as a result of any such standardization of terms, there can be no assurance that the Adviser would be able to utilize alternate methods to seek to implement such aspects of the Fund’s investment program. In such cases, if the Adviser were unable to utilize such alternate methods, the impact on the Fund could be substantial and adverse.

We may invest in portfolio companies involved in special situations.

     The Fund could invest in companies or other entities involved in (or the target of) acquisition attempts or tender offers or in companies or other entities involved in or undergoing work-outs, liquidations, spinoffs, reorganizations, bankruptcies or other catalytic changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund could be required to sell its investment at a loss. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies or other entities in which the Fund could invest, there is a potential risk of loss by the Fund of its entire investment in such companies or other entities. In connection with such transactions (or otherwise), the Fund could purchase securities on a when-issued basis, which means that delivery and payment take place sometime after the date of the commitment to purchase and is often conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, reorganization or debt restructuring. The purchase price and/or interest rate receivable with respect to a when-issued security are fixed when the Fund enters into the commitment. Such securities are subject to a change in value prior to their delivery.

We may invest in distressed securities from time to time.

     The Fund is permitted to invest in distressed investments from time to time (e.g., investments in defaulted, out of favor or distressed bank loans and debt securities or other nonperforming, underperforming or other troubled assets), including debt obligations that are in covenant or payment default, of companies in weak financial condition, experiencing poor operating results, significant financial difficulties and/or material operating issues, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies that could have been, are or will become involved in bankruptcy or reorganization proceedings or other restructuring, recapitalization or liquidation processes.

     While such investments offer the opportunity for significant capital gains, they also involve a high degree of risk that could result in substantial losses. Investments in such companies involve a substantial degree of risk that is generally higher than the risk involved in investing in companies that are not in financial or operational distress. Among the risks inherent in investments in entities experiencing significant financial or business difficulties is the fact that it frequently could be difficult to obtain information as to the true condition of such issuers. Given the heightened difficulty of the financial analysis required to evaluate distressed companies, there can be no assurance that the Fund will correctly evaluate the value of the assets of a distressed company securing its debt and other obligations or correctly project the prospects for the successful restructuring, recapitalization or liquidation of such company. The market prices of such investments are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such investments could be greater than those prevailing in other markets. It could take a number of years for the market price of such investments to reflect their intrinsic value. Investments in distressed securities, particularly in connection with reorganizations, often involve litigation generally related to issues related to control and preference among classes, claimants and other related matters. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses that by their nature involve business, financial, market and/or legal risks. Such investments also could be adversely affected by U.S. state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the U.S. bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. Therefore, in the event that the Fund does become involved in bankruptcy proceedings or a restructuring, recapitalization or liquidation is required, the Fund could lose some or all of its investment or could be required to accept illiquid securities or other instruments with rights that are materially different than the original securities or other instruments in which the Fund invested.

     In a bankruptcy or other proceeding, the Fund as a creditor could be unable to enforce its rights in any collateral or could have its security interest in any collateral challenged or disallowed, and its claims could be subordinated to the claims of other creditors. In some cases, the Fund could be prohibited by contract from selling investments for a period of time. Investments could include (i) capital infusions to companies facing liquidity issues or significant debt maturities, (ii) capital to finance operations or growth for companies facing a cyclical downturn, non-recurring losses or contractual issues, (iii) capital infusions or debtor-in-possession financings to companies in bankruptcy, (iv) financing for acquisitions of businesses, frequently from distressed sellers or assets that are non-core to the seller or (v) businesses facing capital structure, cyclical or operational distress. The Fund could also make “rescue” financings ranging from secured debt to equity infusions including, without limitation, investments in companies that are in need of liquidity or facing debt maturities, or provide growth capital to companies that cannot access the capital markets due to cyclical factors or financial market dislocation. In addition, the Fund could also selectively pursue the acquisition of “fulcrum” securities/loan-to-own debt purchases as a means to gain control of assets upon a restructuring. The securities of the Fund described in this paragraph could be considered speculative, and the ability of such companies to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate or the economic factors affecting a particular industry, or specific developments within such companies.

     Moreover, such investments could also subject the Fund to litigation risks or prevent the Fund from disposing of securities. In any reorganization or liquidation proceeding relating to an issuer or investment, the Fund could lose its entire investment, could be required to accept cash or securities with a value less than the Fund’s original investment and/or could be required to accept payment over an extended period of time. Furthermore, at times, a major portion of an issue of distressed securities could be held by relatively few investors, and the market could be limited to a narrow range of potential counterparties, such as other financial institutions. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or could only be able to sell such securities at a loss.

     Investments in companies operating in workout or bankruptcy modes also present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security or other instrument, the value of which will be less than the purchase price to the Fund of the security or other instrument in respect to which such distribution was made. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action.

A significant portion of our investments in loans could be loans acquired on a secondary basis.

     The Fund could invest a significant portion of its investments in loans acquired on a secondary basis. To the extent it does so, the Adviser is unlikely to be able to negotiate the terms of such debt as part of its acquisition and, as a result, these loans could not include some of the covenants and protections the Fund would have preferred. Even if such covenants and protections are included in the investments held by the Fund, the terms of the loans could provide obligors substantial flexibility in determining compliance with such covenants. In addition, the terms on which loans are traded on the secondary market could represent a combination of the general state of the market for such investments and either favorable or unfavorable assessments of particular investments by the sellers thereof.

We may invest in bank loans and participations.

     The Fund’s investment program can include investments in bank loans, participations in loans by way of syndication or otherwise and credit-linked notes (“CLNs”). These obligations are subject to unique risks, including (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights and bankruptcy laws, (ii) so called lender liability claims by the issuer of the obligations, (iii) environmental liabilities that could arise with respect to collateral securing the obligations and (iv) limitations on the ability of the Fund to enforce directly its rights with respect to participations and CLNs. In analyzing each bank loan or participation or CLN, the Adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks, absent certain conduct by the Adviser, its respective affiliates and certain other individuals, will be borne by the Fund. In addition, the settlement process for the purchase of bank loans can take significantly longer than the timeframes established by the Loan Syndications & Trading Association and comparable non-U.S. bodies. The longer a trade is outstanding between the counterparties, the greater the risk of additional operational and settlement issues and the potential for the Fund’s counterparty to fail to perform.

     If the Fund purchases a participation or CLN, it will not have established any direct contractual relationship with nor acquired any voting rights related to any corporate actions by the borrower. The Fund will be required to rely on the lender or the participant that sold the participation not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due to the Fund under the participation or CLN. The Fund will thus be subject to the credit risk of both the borrower and the selling lender or participant. Because it could be necessary to assert through the selling lender or participant such rights as could exist against the borrower, in the event the borrower fails to pay principal and interest when due, such assertion of rights against the borrower could be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights against the borrower directly.

We may invest in preferred and convertible securities.

     Investments in preferred and/or convertible equity or debt securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. Preferred securities could permit the issuer to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that defers distributions, the Fund could be required to report income for tax purposes before it receives such distributions. Preferred securities are generally subordinated to debt securities in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than an investment in debt securities. Preferred securities could be substantially less liquid than many other securities, such as common stock. Generally, preferred security holders have no voting rights, subject to limited exceptions (e.g., with respect to matters that would materially and adversely impact the holder of the preferred securities).

We may invest in hybrid securities.

     The Fund could obtain exposure to an issuer or asset by investing in hybrid instruments, which contain characteristics of both a debt security and an equity security. Therefore, hybrid securities are subject to the risks of equity securities and the risks of debt securities. The terms of hybrid instruments could vary substantially, and certain hybrid securities could be subject to similar risks as preferred stocks, such as interest rate risk, issuer risk, dividend risk, call risk and extension risk. The claims of holders of hybrid securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid securities could be more volatile and subject to greater risk than traditional debt securities, and could in certain circumstances even be more volatile than traditional equity securities. At the same time, hybrid securities could not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. Hybrid securities could also be more limited in their rights to participate in management decisions of an issuer. Certain hybrid securities could be more thinly traded and less liquid than either publicly issued equity securities or debt securities, especially hybrid securities that are “customized” to meet the needs of particular investors, potentially making it difficult for the Fund to sell such securities at a favorable price or at all. Any of these features could cause a loss in market value of hybrid securities held by the Fund.

We may invest in “covenant-light” loans.

     Some of the investments could be “covenant-light” or “cov-lite” loans. These loans do not have financial or maintenance covenants, and these loans could be riskier than loans with stricter covenant packages and could be less liquid than other types of loans. An investment in such loans could potentially hinder the ability to re-price credit risk associated with a company’s performance and reduce the creditors’ ability to restructure a non-performing loan and mitigate potential loss. These flexible covenants (or the absence of covenants) could cause obligors to experience a significant downturn in their results of operation without triggering any default that would permit holders of directly originated senior secured loans to accelerate indebtedness or negotiate terms and pricing, which could result in an adverse impact on Fund.

We may invest in unfunded loans.

     The Fund’s investments could be comprised of loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement in which the lender commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender’s obligation to make the loans. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as “unfunded.” A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness could continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender could have assumptions as to when a company in which the Fund invests could draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment could not prove as attractive an investment as originally anticipated. Further, any failure to advance requested funds to a company in which the Fund invests could result in possible assertions of offsets against amounts previously lent.

We may invest in the securities and debt issued by publicly held companies.

     The Fund’s investment portfolio could contain securities and debt issued by publicly held companies. Such investments could subject the Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund to dispose of such securities and debt at certain times, increased likelihood of shareholder litigation and insider trading allegations against such companies’ executives and board members, including the principals, and increased costs associated with each of the aforementioned risks.

     The Fund could invest in distressed publicly traded assets. The Fund’s investments in publicly traded companies could be sensitive to movements in the stock market and trends in the overall economy. In addition, by investing in publicly traded investments the Fund will be subject to applicable laws and regulations which could, among other things, restrict or prohibit the Fund’s ability to sell an investment. Furthermore, the Fund could be limited in its ability to make investments and to sell existing investments in public securities because the Adviser comes into possession of material, non-public information regarding the issuers of those securities or as a result of other policies or obligations of the Adviser. Should this occur, the Adviser could be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Transactions in certain public securities, therefore, could be restricted. The inability to sell securities in these circumstances could materially adversely affect the investment results of the Fund.

The nonpayment of principal and interest of certain of the Fund’s investments would hurt the value of such investments.

     Certain of the Fund’s investments could be subject to the risk of nonpayment of scheduled interest or principal by the issuers with respect to such investments. Such nonpayment would likely result in a reduction of income to the Fund and a reduction in the value of the investments experiencing nonpayment. Although the Fund could make investments that the Fund believes are secured by specific collateral, the value of which typically exceeds the principal amount of the investment at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the issuer’s obligation in the event of nonpayment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment.

     Under certain circumstances, collateral securing an investment could be released without the consent of the Fund. Moreover, the Fund’s secured loans could be unperfected for a variety of reasons, including the failure to make required filings and, as a result, the Fund could not have priority over other creditors as initially anticipated. Senior first lien loans made by the Fund could, in certain cases, provide a first priority lien over some, but not all, of the assets of the relevant company. The Fund could also invest in senior second lien loans, high-yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments each of which involves a higher degree of risk than senior first lien loans. Furthermore, the Fund’s right to payment and its security interest, if any, could be subordinated to the payment rights and security interests of other secured lenders with respect to some or all of the assets of a company. Certain investments could have an interest only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In such cases, a company’s ability to repay the principal of an investment could be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Defaults by our portfolio companies will harm our operating results.

     A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

     An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

     We intend to invest primarily in privately-held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies, including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;
•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and
•	generally have less predictable operating results; may from time to time be parties to litigation; may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence; and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, trustees and members of the Adviser’s management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

     Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

There is no assurance that the ratings given by credit rating agencies are accurate.

     The ratings that could be assigned by various credit rating agencies to loans or other debt instruments that could be acquired by the Fund reflect only the views of those agencies. Explanations of the significance of ratings should be obtained from such credit rating agencies. No assurance can be given that ratings assigned will not be withdrawn or revised downward if, in the view of such credit rating agency, circumstances so warrant.

We may be unable execute an attractive exit strategy.

     There is risk that the Fund will be unable to realize its investment objective through the sale or disposition of investments at an attractive price, within any given period of time, or will otherwise be unable to complete any exit strategy with respect to its investments. In particular, these risks could arise from the absence of an established market for an investment, changes in the financial condition or prospects of prospective purchasers, changes in national or international economic conditions and changes in laws, regulations or fiscal policies of jurisdictions in which a property is located.

     Although the Fund will often invest with the intention of holding a loan to maturity, in some cases the Fund could determine it is advisable to exit a position earlier. However, due to the illiquid nature of the positions which the Fund is expected to acquire, the Fund is unable to predict with confidence what the exit strategy will ultimately be for any given position, or that one will definitely be available at an attractive price, or at all. Exit strategies which appear to be viable or profitable when an investment is initiated could be precluded or unprofitable by the time the investment is ready to be realized due to market, economic, legal, political or other factors.

The lack of liquidity in our investments may adversely affect our business.

     We may acquire a significant percentage of our portfolio company investments from privately-held companies in directly negotiated transactions. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately-negotiated, over-the-counter secondary market for institutional investors, if at all. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. We typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing or initial public offering.

     The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations.

     Moreover, securities purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.

     We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, Guggenheim, or any of its affiliates have material nonpublic information regarding such portfolio company, or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

     Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.

We may not have the funds or ability to make additional investments in our portfolio companies.

     After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with BDC requirements, or we desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by Guggenheim’s allocation policies. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation, or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

     We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders and result in losses.

     The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our Common Shares. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would if we had not borrowed and employed leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have if we had not borrowed and employed leverage. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser.

     The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

     As a BDC, we are required to maintain a minimum coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, subject to any then-current asset coverage requirements. We cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so, if any then-current asset coverage requirements are not met. This could have a material adverse effect on our operations and we may not be able to make distributions.

We are subject to risks associated with forming CLOs.

     To finance investments, we may securitize certain of our assets, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers.

     If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the shares.

     In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

We may acquire non-performing debt instruments, loans and participations.

     Debt instruments and loans acquired by the Fund could be at the time acquired or could thereafter become non-performing following their acquisition for a wide variety of reasons. Such non-performing instruments or loans could require a substantial amount of workout negotiations or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write-down of principal. It is possible that the Adviser could find it necessary or desirable to foreclose on collateral securing one or more loans purchased by the Fund. The foreclosure process, which is subject to applicable law, varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time-consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude, especially as new laws related to foreclosures could delay the ability to collect interest from payors. During the foreclosure proceedings, a borrower could have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral assets and could result in disrupting ongoing management of the company. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

We may invest in leveraged loans, including broadly syndicated loans.

     The Fund’s investments could be comprised of leveraged loans, including broadly syndicated loans, which have significant liquidity and market value risks since they are not generally traded on organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Because loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities.

     Historically the trading volume in loan markets has been small relative to high yield debt securities markets. In addition, leveraged loans, including broadly syndicated loans, have historically experienced greater default rates than has been the case for investment grade securities. There can be no assurance as to the levels of defaults and/ or recoveries that could be experienced on leveraged loans, including broadly syndicated loans, and an increase in default levels could have a material adverse effect on the Fund.

     A non-investment grade loan or debt obligation (or an interest therein) is generally considered speculative in nature and could become a defaulted obligation for a variety of reasons. A defaulted obligation could become subject to either substantial workout negotiations or restructuring, which could entail, among other things, a substantial reduction in the interest rate, a substantial write down of principal, and a substantial change in the terms, conditions and covenants with respect to such defaulted obligation. In addition, such negotiations or restructuring could be quite extensive and protracted over time, and therefore could result in substantial uncertainty with respect to the ultimate recovery on such defaulted obligation. The liquidity for defaulted obligations could be limited, and to the extent that defaulted obligations are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. Furthermore, there can be no assurance that the ultimate recovery on any defaulted obligation will not be lower than the recovery rate assumed by the Fund.

We may invest in zero-coupon and deferred interest bonds.

     The Fund could invest in zero coupon bonds and deferred interest bonds, which are debt obligations issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest.

We may invest in convertible debt.

     The Fund could make investments in convertible debt securities and/or other instruments. Such debt could be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which could be secured. Moreover, such debt investments could not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors could materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions.

We may invest in assignments.

     The Fund could also purchase assignments, which are arrangements whereby a creditor assigns an interest in a loan to the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations of the assignor of the loan and becomes a lender under the loan agreement and other operative agreements relating to the portfolio investment. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment could differ from, and be more limited than, those held by the assignor of the loan. In contrast to the rights of the Fund as an owner of a participation, the Fund, as an assignee, will generally have the right to receive directly from the obligor all payments of principal, interest and any fees to which it is entitled. In some assignments, the obligor could have the right to continue to make payments to the assignor with respect to the assigned portion of the loan. In such a case, the assignor would be obligated to receive such payments as agent for the Fund and to promptly pay over to the Fund such amounts as are received. As a purchaser of an assignment, the Fund typically will have the same voting rights as other lenders under the applicable loan agreement and will have the right to vote to waive enforcement of breaches of covenants. The Fund will also have the same rights as other lenders to enforce compliance by the obligor with the terms of the loan agreement, to set off claims against the obligor and to have recourse to collateral supporting the portfolio investment. As a result, the Fund is expected to not bear the credit risk of the assignor and the insolvency of an assignor of a loan should have little effect on the ability of the Fund to continue to receive payments of principal, interest or fees from the obligor. The Fund will, however, assume the credit risk of the obligor.

We could become involved in bankruptcy proceedings.

     In the event of a default or bankruptcy, certain investments could require the Fund to conduct substantial workout negotiations or restructuring. There are a number of significant risks when investing in entities that become involved in bankruptcy proceedings, including the following issues: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings that are beyond the control of the creditors; (ii) a bankruptcy filing could have adverse and permanent effects on a property or an entity (for instance, the entity could lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and, if the proceeding is converted to a liquidation, the liquidation value of the entity could not equal the liquidation value that was believed to exist at the time of the investment); (iii) the duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be impacted adversely by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court, and until it ultimately becomes effective; (iv) certain claims, such as claims for taxes, wages, employee and worker pensions and certain trade claims, could have priority by law over the claims of certain creditors; (v) the administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors; (vi) creditors can lose their ranking and priority in a variety of circumstances, including if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (vii) the Fund is permitted to seek representation on creditors’ committees and as a member of a creditors’ committee it will generally owe certain obligations generally to all creditors similarly situated that the committee represents and it will generally be subject to various trading or confidentiality restrictions. Furthermore, bankruptcy laws could delay the ability of the Fund to realize on collateral for loan positions held by it or could adversely affect the priority of such loans through doctrines such as equitable subordination or could result in a restructuring of the debt through principles such as the “cramdown” provisions of the bankruptcy laws. In addition, the bankruptcy laws and regimes of certain jurisdictions outside the United States could be untested, subject to manipulation or change and not provide a proven venue to resolve a portfolio investment’s bankruptcy estate.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

     Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets may increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured first or second lien loans. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

     A return of recessionary conditions and/or continued negative developments in the domestic and international credit markets may significantly affect the markets in which we do business, the value of our loans and investments, and our ongoing operations, costs and profitability. Any such unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could further impact our ability to obtain financing. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results and financial condition.

We may engage in origination activities.

     The Fund is expected to engage in the origination of debt or debt-linked securities, including hybrid debt, shareholder loans with associated debt-linked warrants, and preferred equity.

     When it originates debt or debt-linked securities, the Fund expects to rely significantly upon representations made by the issuer. There can be no assurance that such representations are accurate or complete, or that any due diligence undertaken would identify any misrepresentation or omission. Any misrepresentation or omission by an issuer to which the Fund originates debt could adversely affect the valuation of the collateral underlying the debt, or could adversely affect the ability of the Fund to perfect or foreclose on a lien on the collateral securing the debt, or could result in liability of the Fund to a subsequent purchaser of the debt.

There can be no assurance that our investments will have adequate lender protections.

     The Fund will seek investments that include structural, covenant and other contractual protections determined appropriate under the circumstances. There can be no assurance that such protections will achieve their desired effect and potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. The lending market is competitive and the ability of the Fund to own investments including strong protections will generally be affected by competition and terms that other lenders are willing to accept from borrowers. One concern of the Fund is the possibility of material misrepresentation or omission on the part of a borrower or other credit support providers. Such inaccuracy or incompleteness or breach of covenants could adversely affect the value of the borrower, any collateral securing an investment or the ability of the Fund to perfect or enforce a lien on the collateral securing an investment or otherwise impair the value of an investment.

     The Fund will rely upon the accuracy and completeness of representations made by borrowers, but cannot guarantee the accuracy or completeness of such representations. In addition, the Fund intends to rely on administrative agents and their representative to take actions that result in properly perfected liens, but there can be no guarantee that the intended results will be achieved.

Frequent purchases and sales of investments could result in higher transaction costs.

     Purchases and sales of investments could be frequent and could result in higher transaction costs to the Fund. In addition, the Fund will bear the costs of structuring and ongoing administration and maintenance of any subsidiaries or other vehicles utilized in connection with the Fund’s investment program, and such costs can be material.

There is no assurance that mispriced securities and instruments will be successfully recognized or acquired.

     The identification of investment opportunities that are mispriced by the market is a difficult task, and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in mispriced securities and other instruments offer opportunities for above average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses. Returns generated from the Fund’s investments could not adequately compensate for the business and financial risks assumed.

     The Fund could make certain speculative investments in securities and/or other instruments which the Fund believes to be mispriced by the market. However, there are no assurances that the securities and/or other instruments purchased are in fact mispriced by the market. In addition, the Fund could be required to hold such securities and/ or other instruments for a substantial period of time before realizing their anticipated value. During this period, a portion of the Fund’s capital would be committed to the securities and/or other instruments purchased, thus possibly preventing the Fund from investing in other opportunities. In addition, the Fund could finance such purchases with borrowed funds and thus will have to pay interest on such funds during such waiting period.

     In certain transactions, the Fund could not be “hedged” against market fluctuations, or, in liquidation situations, could not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

We are susceptible to “widening” risk.

     For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the portfolio investments in which the Fund invests could decline substantially. In particular, purchasing assets at what could appear to be “undervalued” of “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale.

It could not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein could still not reflect the true value of the portfolio investments invested by the Fund.

Risks Related to Our Adviser and its Affiliates

The Adviser and its affiliates, including our officers and some of our Trustees, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

     The Adviser and its affiliates will receive substantial fees from us in return for its services, including certain incentive fees based on the amount of appreciation of our investments. These fees could influence the advice provided to us. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, the greater the potential for growth in our assets and profits (and, correlatively, the fees payable by us to the Adviser). These compensation arrangements could affect our Adviser’s or its affiliates’ judgment with respect to public offerings of equity and investments made by us, which allow the Adviser to earn increased investment advisory fees.

The time and resources that individuals associated with the Adviser devote to us may be diverted, and we may face additional competition due to the fact that Guggenheim is not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

     The Adviser currently manages other investment entities and is not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. As a result, the time and resources that our Adviser devotes to us may be diverted, and during times of intense activity in other programs, it may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

The Adviser will experience conflicts of interest in connection with the management of our business affairs.

     Our Adviser will experience conflicts of interest in connection with the management of our business affairs, including those relating to the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which we invest; investments by us and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to us versus other clients; the Adviser’s use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of “inside information” with respect to potential investments by us.

The Adviser may face conflicts of interest with respect to services performed for issuers in which we invest.

     The Adviser and its affiliates may provide a broad range of financial services to companies in which we invest, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser may act as underwriters or placement agents in connection with an offering of securities by one of the companies in our portfolio. Any compensation received by the Adviser for providing these services will not be shared with us and may be received before we realize a return on our investment. The Adviser may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand.

The Adviser has incentives to favor its other accounts and clients over us, which may result in conflicts of interest that could be harmful to us.

     Because our Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser may receive fees from certain accounts that are higher than the fees received by the Adviser from us, or receive a more favorable performance-based fee on certain accounts. In those instances, a portfolio manager for the Adviser has an incentive to favor the higher fee and/or higher performance-based fee accounts over us. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts, where its portfolio managers or other employees have personal investments in certain accounts, or when certain accounts are investment options in the Adviser’s employee benefit plans. The

Adviser has an incentive to favor these accounts over us. Our Board of Trustees will be responsible for monitoring these conflicts.

The Adviser is not restricted from entering into other investment advisory relationships; the Adviser’s actions on behalf of its other accounts and clients may be adverse to us and our investments.

     The Adviser manages assets for accounts other than us, including private investment funds (for purposes of this section, “Adviser Funds”). Actions taken by the Adviser on behalf of its Adviser Funds may be adverse to us and our investments, which could harm our performance. For example, we may invest in the same credit obligations as other Adviser Funds, and, to the extent permitted under the 1940 Act, our investments may include different obligations of the same issuer. Decisions made with respect to the securities held by one Adviser Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Adviser Funds (including us). As a further example, the Adviser may manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which we invest, which could harm our performance for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

Our Adviser will face restrictions on its use of inside information about existing or potential investments that it acquires through its relationships with other advisory clients, and those restrictions may limit the freedom of our Adviser to enter into or exit from investments for us, which could have an adverse effect on our results of operations.

     In the course of performing its duties, the members, officers, directors, employees, principals or affiliates of our Adviser may come into possession of material, non-public information. The possession of such information may be detrimental to us, limiting the ability of our Adviser to buy or sell a security or otherwise to participate in an investment opportunity for us. In certain circumstances, employees of our Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of the Adviser come into possession of material non-public information with respect to our investments, such personnel will be restricted by Guggenheim’s information-sharing policies and procedures, or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Adviser to enter into or exit from potentially profitable investments for us, which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Adviser’s other businesses. Additionally, there may be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of the Adviser.

We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.

     The Investment Advisory Agreement entitles Guggenheim to receive an incentive fee based on our pre-incentive fee net investment income regardless of any capital losses. In such case, we may be required to pay Guggenheim an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

     Any incentive fee payable by us that relates to our pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Adviser is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued interest income that we never received as a result of a subsequent default, and such circumstances would result in our paying a subordinated incentive fee on income we never receive. PIK income will be counted toward the incentive fee that we are obligated to pay our Adviser, even though we do not receive the income in the form of cash.

     The quarterly incentive fee on income that we pay is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income on adjusted capital over multiple quarters in arrears, which may in fact be consistently less than the preference return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.

Our incentive fee may induce our Adviser to make speculative investments.

     The Adviser and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay the Adviser an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first business day of the month. Because the incentive fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.

Our ability to enter into transactions with our affiliates will be restricted.

     We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our Board of Trustees and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction is considered a joint transaction), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, trustees or their affiliates. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

     Guggenheim has received an exemptive order from the SEC that permits us to, among other things, co-invest in privately-negotiated transactions alongside other funds, including funds managed by the Adviser and certain of its affiliates. Our exemptive order is subject to certain terms and conditions. Accordingly, when we co-invest in privately-negotiated transactions with other entities managed by the Adviser, those transactions will be subject to the various conditions contained in the SEC exemptive order pertaining to co-investment transactions. However, if we co-invest in transactions with other entities managed by the Adviser which are not subject to the various conditions contained in our exemptive order, then those transactions will be subject to the limited circumstances currently permitted by applicable SEC staff guidance and interpretations. We have adopted Guggenheim’s allocation policy, which is designed to fairly and equitably distribute investment opportunities among funds or pools of capital managed by Guggenheim. Such allocation policy will ensure that we will be presented with all investment opportunities that fit within our investment strategy and that we will have the ability to invest in those opportunities alongside other Guggenheim clients on equal terms.

     In situations when co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance or the terms and conditions of exemptive relief granted to us by the SEC (as discussed above), our Adviser will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an affiliate’s other client holds a controlling interest.

We may make investments that could give rise to a conflict of interest.

     We do not expect to invest in, or hold securities of, companies that are controlled by our affiliates’ other clients. However, an affiliate’s other clients may invest in, and gain control over, one of our portfolio companies. If an affiliate’s other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions, our Adviser may be unable to implement our investment strategies as effectively as it could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, our Adviser may choose to exit these investments prematurely and, as a result, we would forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other clients hold a different class of securities than us as a result of such transactions, our interests may not be aligned.

The recommendations given to us by the Adviser may differ from those rendered to its other clients.

     The Adviser and its affiliates may give advice and recommend securities to other clients that may differ from advice given to, or securities recommended or bought for, us even though such other clients’ investment objectives may be similar to ours.

Our Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

     Our Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and its assets will not be available to satisfy our debts and obligations. The Adviser will not be responsible for any action of our Board of Trustees in declining to follow our Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Adviser will not be liable to us for their acts under the Investment Advisory Agreement (absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties). We have also agreed to indemnify, defend and protect our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of our Adviser (not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties). These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

An affiliate of the Adviser (the “Affiliate”) is party to a settlement agreement with the SEC and is subject to remedial sanctions and a cease-and-desist order.

     In August 2015, the Affiliate settled all matters relating to an investigation by the SEC, including matters relating to a failure to disclose a potential conflict of interest in connection with a $50 million loan that a senior executive received from an advisory client and inadvertently billing management fees of $6.5 million to non-managed assets of one client. The Affiliate neither admitted nor denied the findings contained in the SEC order. In connection with implementing the settlement agreement, remedial sanctions and a cease-and-desist order have been entered against the Affiliate. Additionally, the SEC censured the Affiliate and ordered it to pay a $20 million civil penalty. This settlement does not impose any restrictions on the Affiliate’s future business activities.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

     As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets, unless at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

     If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.

     As a result of our need to satisfy the annual distribution requirement in order to be subject to tax as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. We may issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that our asset coverage is at least equal to any then-current asset coverage requirements under the 1940 Act. Recent legislation has reduced the asset coverage requirements for BDCs, subject to certain approvals and conditions. If we issue senior securities, we will be exposed to risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with these distribution requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend.

     We may borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from being subject to tax as a RIC, which would generally result in a corporate-level tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our shareholders.

If we cannot obtain debt financing or equity capital on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

     The net proceeds from the sale of Common Shares will be used for our investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses, such as management fees, incentive fees and other fees and distributions. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt financing or equity capital to operate. Pursuant to tax rules that apply to us, we will be required to distribute dividends for U.S. federal income tax purposes each taxable year generally of an amount at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders in order to maintain our ability to be subject to tax as a RIC. Accordingly, in the event that we need additional capital in the future for investments or for any other reason, we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire additional investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

     The net proceeds from the sale of Common Shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to create and maintain a broad portfolio of investments and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

     We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the 1940 Act, a “diversified” investment company is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such issuer. As a non-diversified investment company, we are not subject to this requirement. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company or to a general downturn in the economy. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code.

Risks Related to Debt Financing

Utilizing leverage in our investment strategy amplifies the potential downside risk associated with amounts invested in our securities. In effect, the use of borrowed funds may magnify losses during adverse market conditions, thereby increasing the inherent risk for our investors. Moreover, the associated financing costs and increased debt servicing obligations can adversely impact the overall return on our assets and diminish the cash flow available for distributions, potentially resulting in material losses.

     The use of borrowings—commonly referred to as leverage—amplifies the volatility of our investments by increasing both the potential for gains and the risk of losses on our invested equity capital. When we finance a portion of our investments through borrowings from banks, other lenders, or through reverse repurchase agreements, our shareholders are exposed to heightened risks. Although the Fund may, in the future, add leverage through the issuance of preferred shares, we currently do not intend to do so.

     Leverage increases the variability of our net income, distributions, and NAV relative to market fluctuations. For example, if the value of our assets declines, the negative impact on NAV will be magnified, and any decrease in income will similarly result in a sharper decline in net income and distributions. In this context, higher costs and expense sensitivity are inherent: increased interest expenses—coupled with potential rises in management and incentive fees—reduce the cash available for distributions to shareholders. Moreover, should financing costs increase, the cost of leverage may exceed the yield on our investments.

Additionally, our use of leverage is subject to several key risks:

•	Covenant and Liquidity Risks: Credit facilities and unsecured notes impose financial and operating covenants that may restrict our business activities. If these covenants are breached or if financing is not available on favorable terms—or at all—we may be forced to sell assets at depressed prices to satisfy our obligations. Such scenarios could materially impair our operations, limit our ability to incur additional borrowings, or restrict distributions to shareholders.
•	Subordination and Collateral Risks: In certain financing arrangements, including reverse repurchase agreements, the Fund’s assets and even shareholders’ investments may be used as collateral. In a default scenario, the rights of our shareholders could be subordinated to those of our lenders, potentially resulting in forced liquidation or asset sales at unfavorable prices.

     Our overall leverage strategy is determined by the Adviser in conjunction with our Board of Trustees, a majority of whom are Independent Trustees, based on prevailing market conditions and other relevant factors. There can be no assurance that leveraged financing will always be available on favorable terms, and any use of leverage will result in financing costs that reduce cash available for distributions. Furthermore, if we are unable to meet our financing obligations, we risk the loss of some or all of our assets on account of, among other reasons, our needing to liquidate or otherwise sell our investments at disadvantageous times and/or prices to meet our obligations.

     Finally, credit facilities and unsecured notes also impose additional restrictions. Failure to renew or secure new or replacement financing on acceptable terms could force asset sales under unfavorable conditions, further magnifying the risks associated with leverage. While leverage has the potential to enhance returns when investment yields exceed the cost of funds, it equally increases the risk of capital losses when yields fall short.

     Our status as a RIC under Subchapter M of the Code is contingent upon our ability to make timely and sufficient distributions to our shareholders. A failure to make the distributions required to maintain our tax-favored status could result in adverse tax consequences for both the Fund and its shareholders, potentially undermining the Fund’s overall performance.

     In addition, our ongoing operations depend on our ability to secure and renew financing facilities on favorable terms. A failure to renew existing credit facilities, or to secure new or replacement debt facilities, issue additional debt securities, or otherwise obtain evidences of indebtedness, could materially impair our business, financial condition, results of operations, and liquidity. In such a scenario, we may be forced to sell assets under unfavorable market conditions, thereby exacerbating our financial difficulties and further restricting our ability to make required distributions.

     The combined risk of failing to meet distribution requirements and the inability to access adequate financing may ultimately jeopardize our tax status as a RIC, diminish shareholder returns, and have a material adverse effect on the Fund’s ability to pursue its investment strategy.

We may default under our credit facilities.

     In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our current or future credit ratings may not reflect all risks of an investment in our debt securities.

     Any current or future credit ratings of us are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our current or future credit ratings will generally affect the market value of our debt securities. Our current or future credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

If we issue preferred shares or convertible debt securities, the NAV of our Common Shares may become more volatile.

     We cannot assure you that the issuance of preferred shares and/or convertible debt securities would result in a higher yield or return to the holders of our Common Shares. The issuance of preferred shares or convertible debt would likely cause the NAV of our Common Shares to become more volatile. If the dividend rate on the preferred shares, or the interest rate on the convertible debt securities, were to approach the net rate of return on our investment portfolio, the benefit of such leverage to the holders of our Common Shares would be reduced. If the dividend rate on the preferred shares, or the interest rate on the convertible debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of Common Shares than if we had not issued the preferred shares or convertible debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our Common Shares. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our Common Shares than if we were not leveraged through the issuance of preferred shares or debt securities.

     There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios, which may be required by the preferred shares or convertible debt, or our current investment income might not be sufficient to meet the dividend requirements on the preferred shares or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund the redemption of some or all of the preferred shares or convertible debt. In addition, we would pay (and the holders of our Common Shares would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, debt securities, convertible debt, or any combination of these securities. Holders of preferred shares or convertible debt may have different interests than holders of Common Shares and may at times have disproportionate influence over our affairs.

Holders of any preferred shares that we may issue will have the right to elect certain members of our Board of Trustees and have class voting rights on certain matters.

     The 1940 Act requires that holders of preferred shares must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if dividends on such preferred shares are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred shareholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our Common Shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes.

Provisions in a credit facility may limit our investment discretion.

     A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In connection with one or more credit facilities entered into by the Fund, distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.

     In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.

     In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.

Changes in interest rates may affect our cost of capital and net investment income.

     Since we use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Compliance with SEC Rule 18f-4 governing derivatives and use of leverage may limit our investment discretion.

     Among other things, Rule 18f-4 under the 1940 Act, eliminates the asset segregation framework arising from prior SEC guidance for covering positions in derivatives and certain financial instruments. Rule 18f-4 also limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Fund, however, would not be subject to the full requirements of Rule 18f-4. The Fund has adopted policies and procedures to comply with the requirements of the rule. Compliance with Rule 18f-4 may limit our ability to use derivatives and/or enter into certain other financial contracts.

Risks Related to an Investment in Our Common Shares

Investing in our Common Shares involves a high degree of risk.

     The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our Common Shares may not be suitable for someone with lower risk tolerance.

We may have difficulty paying distributions and the tax character of any distributions is uncertain.

     We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the Board of Trustees in its discretion. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, if we enter into a credit facility or any other borrowing facility, for so long as such facility is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.

     Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a shareholder’s tax basis in the Common Shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such Common Shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which could constitute a return of shareholders’ capital and will lower such shareholders’ tax basis in our Common Shares, which may result in increased tax liability to shareholders when they sell such Common Shares.

Certain investors will be subject to 1934 Act filing requirements.

     Because our Common Shares will be registered under the 1934 Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our shareholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Each shareholder is responsible for determining their filing obligations and preparing the filings. In addition, our shareholders who hold more than 10% of a class of our Common Shares may be subject to Section 16(b) of the 1934 Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month period.

Our Common Shares are not listed on a securities exchange and our shareholders have limited liquidity. In addition, the timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders, and to the extent our shareholders are able to sell their Common Shares under the share repurchase program, our shareholders may not be able to recover the amount of their investment in our Common Shares.

     Our Common Shares are illiquid investments for which there is not and will likely not be a secondary market. We do not currently intend to list our Common Shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our Common Shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Therefore, our shareholders will have limited liquidity and may not receive a full return of invested capital upon selling their Shares or upon liquidation of the Company. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

     Liquidity for your Common Shares will be limited to participation in our share repurchase program, which we have no obligation to maintain. When we make quarterly repurchase offers pursuant to the share repurchase program, we will offer to repurchase Common Shares at a price that is estimated to be equal to our NAV per share as of the expiration date of the tender offer, which may be lower than the price you paid for our Common Shares. As a result, to the extent you paid a price that includes the related sales load and to the extent you have the ability to sell your Common Shares pursuant to our share repurchase program, the price at which you may sell Common Shares may be lower than the amount you paid in connection with the purchase of our Common Shares.

We may be unable to invest a significant portion of our investment capital on acceptable terms in an acceptable timeframe.

     Delays in investing our capital may impair our performance. We cannot assure you that we will be able to identify investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

     Before making investments, we may invest available capital primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and/or other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

Your interest in us may be diluted if we issue additional Common Shares, which could reduce the overall value of an investment in us.

     All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our Common Shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.

     Holders of our Common Shares will not have preemptive rights to any shares we issue in the future. Our Declaration of Trust allows us to issue an unlimited number of Common Shares. After you purchase Common Shares in the offering, our Board of Trustees may elect, without shareholder approval, to: (1) sell additional Common Shares in this or future public offerings; (2) issue Common Shares or interests in any of our subsidiaries in private offerings; (3) issue Common Shares upon the exercise of the options we may grant to our Independent Trustees or future employees; or (4) subject to applicable law, issue Common Shares in payment of an outstanding obligation to pay fees for services rendered to us. To the extent we issue additional Common Shares after your purchase in the offering, your percentage ownership interest in us will be diluted. Because of these and other reasons, our shareholders may experience substantial dilution in their percentage ownership of our Common Shares or their interests in the underlying assets held by our subsidiaries.

Preferred shares could be issued with rights and preferences that would adversely affect holders of our Common Shares.

     Under the terms of our Declaration of Trust, our Board of Trustees is authorized to issue preferred shares in one or more series without shareholder approval, which could potentially adversely affect the interests of existing shareholders. The issuance of preferred shares with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred shares could adversely affect our Common Shares by making an investment in the Common Shares less attractive. In addition, the dividends on any preferred shares we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred shares must take preference over any distributions or other payments to our shareholders, and holders of preferred shares are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred shares that converts into Common Shares). In addition, under the 1940 Act, participating preferred shares constitutes a “senior security” for purposes of any then-current asset coverage test.

Special considerations for certain benefit plan investors.

     We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, if any class of the Common Shares were not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend to prohibit “benefit plan investors” within the meaning of the Plan Asset Regulations from acquiring Common Shares that are part of a class of Common Shares which are not considered “publicly-offered securities.” As of the date of this prospectus, we believe all classes of Common Shares that are currently outstanding are “publicly-offered securities” within the meaning of the Plan Asset Regulations.

     If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any shareholder that is a “benefit plan investor” under the Plan Asset Regulations (a “Benefit Plan Investor”), this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The fiduciary of a Benefit Plan Investor who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to a Benefit Plan Investor that is an IRA that invests in the

Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

     For any class of Common Shares deemed not to be “publicly traded securities” within the meaning of the Plan Asset Regulations, we have the power to (a) exclude any shareholder or potential shareholder from purchasing such class of Common Shares; (b) prohibit any redemption of such class of Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

No shareholder approval is required for certain mergers.

     The Independent Trustees of our Board of Trustees may undertake to approve mergers between us and certain other funds or vehicles. Subject to the requirements of the 1940 Act, such mergers will not require shareholder approval so you will not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund. These mergers may involve funds managed by affiliates of Guggenheim. The Independent Trustees may also convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident shareholders.

Certain provisions of our Declaration of Trust and actions of the Board of Trustees could deter takeover attempts and have an adverse impact on the value of our Common Shares.

     Our Declaration of Trust, as well as certain statutory and regulatory requirements, contains certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including shares of preferred shares; and our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our shares, of any class or series, that we will have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our Common Shares the opportunity to realize a premium over the value of our Common Shares.

The NAV of our Common Shares may fluctuate significantly.

     The NAV and liquidity, if any, of the market for our Common Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in the value of our portfolio of investments and derivative instruments;
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
•	loss of RIC or BDC status;
•	distributions that exceed our net investment income and net income as reported according to GAAP;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income, or any increase in losses from levels expected by investors;
•	departure of our Adviser or certain of its key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

Economic events that may cause our shareholders to request that we repurchase their shares may materially adversely affect our cash flow and our results of operations and financial condition.

     Events affecting economic conditions in the U.S. and/or elsewhere or globally, such as the general negative performance of the credit sector (including as a result of inflation or higher interest rates), actual or perceived instability in the U.S banking system, or market volatility (including as a result of the ongoing hostilities between Russia and Ukraine and other armed conflicts globally) could cause our shareholders to seek the repurchase of their shares pursuant to our share repurchase program at a time when such events are adversely affecting the performance of our assets. Even if we decide to satisfy all resulting repurchase requests, our cash flow and liquidity could be materially adversely affected and we may incur additional leverage. In addition, if we determine to sell assets to satisfy repurchase requests, we may not be able to realize the return on such assets that we may have been able to achieve had we sold at a more favorable time, and our results of operations and financial condition could be materially adversely affected.

Tax Risks

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries.

     To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source, and asset diversification requirements.

     The minimum annual distribution requirement for a RIC will be satisfied if we distribute dividends for U.S. federal income tax purposes to our shareholders each taxable year an amount generally at least equal to 90% of the sum of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of Subchapter M of the Code. Upon satisfying this requirement, we would be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement in respect of each calendar year in order to avoid the imposition of a 4% excise tax on the amount of any under-distribution. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level income or excise tax.

     The income source requirement will be satisfied if we obtain at least 90% of our gross income each taxable year from dividends, interest, gains from the sale of stock or securities or other income derived from the business of investing in stock or securities.

     The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year, which may be more difficult to achieve as we liquidate our portfolio. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled (as determined under applicable Code rules) by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

     If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us, the NAV of our Common Shares and the total return, if any, earned from an investment in our Common Shares.

We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes.

     We may invest in certain debt instruments and equity securities through taxable subsidiaries, and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. A “subsidiary” for these purposes means an entity that engages in investment activities in securities or other assets that are primarily controlled by the Fund. The Fund will comply with the 1940 Act provisions governing capital structure and leverage (Section 18 as modified by Section 61) on an aggregate basis with respect to any subsidiaries so that the Fund will treat the debt of the subsidiaries as its own for purposes of Section 18, as modified by Section 61, of the 1940 Act. A subsidiary will comply with the 1940 Act provisions related to affiliated transactions and custody (Section 17 as modified by Section 57).

     We may invest in certain foreign debt instruments and equity securities which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

     For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest provisions, secondary market purchase of debt securities at discount to par (including certain Secondary Investments), interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), each taxable year we must include a portion of the OID that accrues over the life of the obligation in our taxable income, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of a loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/ or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, subject to tax currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

     We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount with respect to debt securities acquired in the secondary market and include such amounts in our taxable income in the current taxable year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expense for tax purposes. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. The resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution, as well as the amount of our distributions and, as such, could have a material adverse effect on us, the NAV of our Common Shares and the total return, if any, earned from an investment in our Common Shares.

Portfolio investments held by us may present special tax issues.

     Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when a taxpayer may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our shareholders in connection with maintaining our RIC tax status or precluding the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our shareholders.

Legislative or regulatory tax changes could adversely affect investors.

     At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our Common Shares or the value or the resale potential of our investments.

USE OF PROCEEDS

     We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase program. Substantially all of the proceeds will be used to make investments in accordance with our investment strategy and policies, as set forth in the tables below. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering.

     We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 60 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).

     We estimate that we will incur approximately $2,523,250 of organizational and offering expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.1009% of the gross proceeds, assuming maximum gross proceeds of $2,500,000,000. The Adviser has agreed to advance all of our organization and offering expenses on our behalf through the date on which we break escrow for this offering. Unless the Adviser elects to cover such expenses pursuant to the Expense Support Agreement we have entered into with the Adviser, we will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for this offering. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

     The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of Common Shares registered in this offering, or 100,000,000 Common Shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our Common Shares and the actual number of Common Shares we sell in this offering. The table below assumes that Common Shares are sold at the offering price of $25 per share. Such amount is subject to increase or decrease based upon our NAV per share.

     The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the minimum primary offering amount of $100,000,000 and the maximum primary offering amount of $2,500,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

     The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Minimum Offering of $33,333,333 in		Maximum Offering of $833,333,333 in
	Class S Shares		Class S Shares
Gross Proceeds(1)	$33,333,333	100%	$833,333,333	100%
Upfront Sales Load(2)	$ —		$ —
Organization and Offering Expenses(3)	$841,083	2.52%	$841,083	0.10%
Net Proceeds Available for Investment	$32,492,250	97.48%	$832,492,250	99.90%

The following table presents information regarding the use of proceeds raised in this offering with respect to

Class D shares.

	Minimum Offering of $33,333,333 in		Maximum Offering of $833,333,333 in
	Class D Shares		Class D Shares
Gross Proceeds(1)	$33,333,333	100%	$833,333,333	100%
Upfront Sales Load(2)	$ —		$ —
Organization and Offering Expenses(3)	$841,083	2.52%	$841,083	0.10%
Net Proceeds Available for Investment	$32,492,250	97.48%	$832,492,250	99.90%

The following table presents information regarding the use of proceeds raised in this offering with respect to

Class I shares.

	Minimum Offering of $33,333,333 in		Maximum Offering of $833,333,333 in
	Class I Shares		Class I Shares
Gross Proceeds(1)	$33,333,333	100%	$833,333,333	100%
Upfront Sales Load(2)	$ —		$ —
Organization and Offering Expenses(3)	$841,083	2.52%	$841,083	0.10%
Net Proceeds Available for Investment	$32,492,250	97.48%	$832,492,250	99.90%

(1)	We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.
(2)	No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Pursuant to separate agreements with such financial intermediaries, during the Waiver Period, the Adviser will bear the cost of any transaction or other fees, including upfront fees or brokerage commissions, that such financial intermediaries may charge you when purchasing our Common Shares. Selling agents will not charge such fees on Class I shares. We will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to FINRA limitations on underwriting compensation: (a) for Class S shares only, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. The total amount that will be paid over time for shareholder servicing and/ or distribution fees depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the anticipated exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/ or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. There is no assurance that such exemptive relief will be granted by the SEC. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

(3)	The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

PLAN OF OPERATION

     The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

     We are a newly organized, externally managed, non-diversified closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on March 6, 2025, we are externally managed by the Adviser, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our Adviser is registered as investment adviser with the SEC. We also intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

     Under our Investment Advisory Agreement, we have agreed to pay the Adviser an annual management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we have agreed to pay the Administrator an asset-based fee calculated and accrued daily and paid monthly and will reimburse the Administrator for reasonable out-of-pocket expenses incurred by the Administrator in performing its obligations under the Administration Agreement.

     Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments. Private credit investments mean instruments that are issued in private offerings or issued by private companies and includes loans, bonds, structured credit and other credit instruments. Once we have invested a substantial amount of proceeds from this offering, under normal circumstances, we expect that the majority of our portfolio will be in private credit investments. To a lesser extent, we will also invest in Opportunistic Credit. We expect that the Opportunistic Credit investments will generally be liquid and may be used for the purpose of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

     While our primary focus is on U.S. private companies, we may also invest in European and other non-U.S. companies, adhering to the requirement that at least 70% of our assets are invested in “eligible portfolio companies.” We are not restricted by company size or capitalization in our investment selections. Subject to the limitations of the Investment Company Act of 1940, we may invest in loans or other securities that refinance or repay debt or securities of companies whose debt is owned by other affiliated funds. See “Regulation – Exemptive Relief.” We generally intend to co-invest with other affiliated funds, in accordance with applicable regulations and exemptive relief granted by the SEC. This strategy is designed to provide investors with current income and downside protection through a diversified portfolio of private credit investments while maintaining flexibility to adapt to evolving market opportunities.

     To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act. As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. While we intend to target a leverage ratio of 1.25x to 1.50x debt-to-equity, this limitation will not prevent us from incurring additional leverage or otherwise exceeding such leverage ratio to the full extent permissible under the 1940 Act. We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors—Risk Related to Debt Financing.” To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments.

     See “Investment Objectives and Strategies” for more information about our investment strategies. Our investments are subject to a number of risks. See “Risk Factors.”

Revenues

     We plan to generate revenue in the form of interest income on debt investments, syndicated loans, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

     Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Adviser or its affiliates will bear all fees, costs, and expenses incurred that are not assumed by the Fund under the Advisory Agreement or under the Administration Agreement. The Fund will bear all other costs and expenses of the Fund’s operations, other administration costs and expenses, and transactions, including, but not limited to: (i) expenses (or allocable portion of compensation) related to attendance by employees or the Adviser at meetings of the Board or any committees thereof that are unrelated to the Adviser’s advisory services provided under the Advisory Agreement; (ii) all fees, costs and expenses associated with the Fund’s market data and research and expenses and fees charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments); and (iii) interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses.

     Unless the Adviser elects to cover the Fund’s organization and/or operating expenses pursuant to the Expense Support Agreement we have entered into with the Adviser, we will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for this offering. See “—Expense Support Agreement.” Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

     From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders, subject to the cap on organization and offering expenses described above.

Expense Support Agreement

     We have entered into an Expense Support Agreement with the Adviser. The Adviser may elect to pay certain of our expenses on our behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates.

     Following any calendar month in which Available Operating Fund (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” Any recoupment of expenses by the Adviser from the Fund will only occur provided that such Reimbursement Payment does not cause the Fund's annual operating expenses for the Shares to exceed the lesser of the expense limitation in place at the time the fees were waived or the expense limitation in place at the time the expenses were reimbursed. “Available Operating Fund” means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

Financial Condition, Liquidity and Capital Resources

     We expect to generate cash primarily from (i) the net proceeds of the offering, (ii) cash flows from our operations, (iii) any financing arrangements we may enter into in the future and (iv) any future offerings of our equity or debt securities. Immediately after we meet our minimum offering requirement, gross subscription funds will total at least $100 million, which will be available to us immediately upon commencing operations. Once our minimum offering requirement has been met, we intend to sell our shares on a continuous monthly basis at a per share price equal to the then-current NAV per share.

     Our primary uses of cash will be for (i) investments in portfolio companies and other investments, (ii) the cost of operations (including paying the Adviser and the Administrator) (iii) cost of any borrowings or other financing arrangements and (iv) cash distributions to the holders of our shares.

Net Worth of Sponsors

     The NASAA, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and further amended effective January 1, 2026 and as may be further amended from time to time (the “Omnibus Guidelines”), requires that our affiliates and Adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our Adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Critical Accounting Policies

     This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Fair Value Measurements

     The Fund is required to report its investments for which current market values are not readily available at fair value. The Fund values its investments in accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See “Determination of Net Asset Value” for more information on how we value our investments.

Revenue Recognition

Interest Income

     Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

PIK Income

     The Fund may have loans in its portfolio that contain PIK provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Fund’s statement of operations. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through interest income. To maintain the Fund’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Fund has not yet collected cash.

Dividend Income

     Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Fee Income

     The Fund may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication fees as well as fees for managerial assistance rendered by the Fund to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Non-Accrual Income

     Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Distributions

     To the extent that the Fund has taxable income available, the Fund intends to make monthly distributions to its shareholders. Distributions to shareholders are recorded on the record date. All distributions will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.

Income Taxes

     The Fund intends to elect to be treated as a BDC under the 1940 Act. The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. So long as the Fund maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Fund would represent obligations of the Fund’s investors and would not be reflected in the financial statements of the Fund.

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

     To qualify for and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income, if any.

     In addition, pursuant to the excise tax distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate-level income tax is considered to have been distributed.

Contractual Obligations

     We have entered into the Investment Advisory Agreement with the Adviser to provide us with investment advisory services and the Administration Agreement with the Administrator to provide us with administrative services. Payments for investment advisory services under the Investment Advisory Agreement and reimbursements under the Administration Agreement are described in “Investment Advisory Agreement and Administration Agreement.”

     We intend to establish one or more credit facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads over SOFR (or other applicable reference rate). We cannot assure shareholders that we will be able to enter into a credit facility on favorable terms or at all. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations.

Quantitative and Qualitative Disclosures About Market Risk

     We will be subject to financial market risks, including changes in interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the variable rate investments we may hold and to declines in the value of any fixed rate investments we may hold. A rise in interest rates would also be expected to lead to higher cost on our floating rate borrowings. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations.

     We plan to invest primarily in illiquid debt securities of private companies. Most of our investments will not have a readily available market price, and we will value these investments at fair value as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board in accordance with our valuation policy.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. See “Determination of Net Asset Value.”

PRINCIPAL INVESTMENT OBJECTIVES AND STRATEGIES

     We were formed on March 6, 2025, as a Delaware statutory trust. We were organized to invest primarily in originated loans and other securities, including broadly syndicated loans, of U.S. private companies.

     We intend to elect to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we are required to comply with certain regulatory requirements.

     The Fund will seek to meet its investment objectives by investing in a portfolio consisting primarily of highly negotiated debt investments in middle market and upper-middle market companies, consisting of loans (primarily senior secured) but also including bonds and other debt instruments, along with associated equity kickers (i.e., a financial incentive in the form of a warrant or option, usually attached to a debt instrument, that grants the lender, such as the Fund, a share of the borrower’s equity), securities with equity-like characteristics and other equity investments. The term “middle market” refers to borrowers with EBITDA less than $75 million and “upper-middle market” generally refers to borrowers with EBITDA between $75 million and $250 million of EBITDA. Our investment strategy also includes an allocation to more liquid credit investments such as broadly syndicated loans and corporate bonds. We intend to use these investments to maintain liquidity for our share repurchase program and manage cash before investing subscription proceeds into originated loans, while also seeking attractive investment returns.

     The Fund will target private debt investments in a variety of transactions, including leveraged buyouts, refinancings, acquisitions, secondary transactions, recapitalizations and later-stage growth financings.

     Our investment strategy also includes an allocation to more liquid credit investments such as broadly syndicated loans and corporate bonds. We intend to use these investments to maintain liquidity for our share repurchase program and manage cash before investing subscription proceeds into originated loans, while also seeking attractive investment returns. After we have invested a significant portion of our proceeds from this offering, under normal circumstances, we expect that a significant portion (i.e., up to approximately 25%) of our investments in non-broadly syndicated loans may have a payment-in-kind (“PIK”) component, and the target effective interest rate, including from PIK interest, after accounting for all associated costs (i.e., “all-in margins”) of our non-broadly syndicated loans are between approximately 4.50% and 6.00%. Under normal circumstance, our target discount rates for the original issue discount (“OID”) instruments in which we may invest are between 0% to 2.00%.

     Guggenheim intends to utilize the same credit-intensive, bottom-up research approach with respect to the Fund that is the foundation of Guggenheim’s fundamental fixed income investing. For the Fund, Guggenheim will seek to invest in growing businesses that have demonstrated durable competitive advantages with capable and honest management. We believe these companies generally possess distinguishing business characteristics such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, experienced management and well-defined managerial controls. A critical criterion for selecting investments is preservation of invested capital. Accordingly, Guggenheim will generally seek to invest in situations where it believes the EV of a company comfortably exceeds the value of a given debt claim within the company’s capital structure (e.g., first lien bank debt, second lien bank debt or unsecured debt). Guggenheim defines the EV of a company as all debt (implicit or explicit) plus the value of all equity securities less cash and cash equivalents. Guggenheim also believes that the amount of discount relative to EV at the time of investment (i.e., low loan to value ratio) is a critical factor in generating returns primarily from income and secondarily from capital appreciation. Guggenheim has consistently originated transactions with an LTV at 65% or below.

     With the goal of supporting our investment strategy, Guggenheim has developed a disciplined investment process, which includes substantial due diligence, collaborative discussions, detailed financial models and thorough Investment Committee review. In addition, Guggenheim’s investment professionals monitor portfolio companies through financial reviews, industry analysis and regular discussions with management, ownership and industry participants.

      Our investment objectives may be changed without prior shareholder approval.

     Our investments are subject to a number of risks, including risks related to potential concentration in the software industry. Such a concentration can be amended at the discretion of the Fund and the Adviser. See “Risk Factors.”

The Adviser and the Administrator

     The Fund’s investment activities are managed by Guggenheim Private Investments, LLC, an investment adviser registered with the SEC under the Advisers Act. Our Adviser will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

     The Bank of New York Mellon, as our Administrator, provides, or oversees the performance of, fund accounting, administrative and certain other services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring and portfolio compliance services), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

     The Adviser is an affiliate of Guggenheim. As such, our Adviser has access to the broader resources of Guggenheim, subject to Guggenheim’s policies and procedures regarding the management of conflicts of interest. As such, the term “Guggenheim” may be used when describing advisory services and resources.

     Guggenheim’s platform provides competitive advantages including scale, expertise across industries and capital structures, and deep relationships with companies and financial sponsors.

     FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidity of prior public programs sponsored by the Adviser, in which disclosed in the offering materials was a date or time period at which the program might be liquidated, and whether the prior program(s) in fact liquidated on or around that date or during the time period. A direct participation program is a program that provides for flow-through tax consequences regardless of the structure of the legal entity or vehicle for distribution, regardless of the industry represented by the program. A direct participation program includes business development companies, such as the Fund. As of the date of this prospectus, the Adviser has not sponsored any prior public programs responsive to FINRA Rule 2310(b)(3)(D).

Market Opportunity

     Since 2002, Guggenheim has been originating private debt investments for its portfolios. Guggenheim’s entry into the private debt market was based on its belief that a privately negotiated debt transaction offered a more attractive combination of risk and return than was available in the more liquid loan and high-yield bond markets. With that relative value focus in mind, Guggenheim has invested over $29 billion in over 550 privately negotiated investments over the last 23 years (as of June 30, 2025). We continue to believe that private debt offers a compelling opportunity to achieve a more attractive risk-adjusted return today than is generally available in the liquid credit markets.

     We believe that the market opportunity in direct lending and private credit remains substantial in today’s environment. As of June 2024, according to Preqin global private equity firms have accumulated approximately $2.6 trillion in “dry powder”—committed capital that remains undeployed.

     Assuming a typical loan-to-value ratio of approximately 60% on private equity transactions, this dry powder represents roughly a $3.5 trillion opportunity for credit providers.

     At the same time, the broadly syndicated loan market has historically averaged around $371 billion in annual issuance. Over a three-year deployment horizon, these dynamics reveal a significant financing gap. This gap is compounded by the evolving landscape in which traditional commercial banks are increasingly constrained by regulatory and balance sheet limitations, and the syndicated market is often unable to fully service the capital requirements of large private equity transactions.

     In response, we see a compelling opportunity to partner with banks that are actively seeking to supplement their lending capabilities. By collaborating with these financial institutions, we can jointly provide the comprehensive capital solutions that private equity sponsors require. Our platform is designed to leverage our deep underwriting expertise and scale to address this gap meeting the significant financing needs of borrowers and taking advantage of favorable risk-adjusted returns in the current market.

     In summary, we believe our strategy positions us to effectively capitalize on the sizeable market opportunity driven by robust private equity dry powder and the limitations of traditional syndicated lending, through strategic partnerships with banks and the deployment of scalable direct lending solutions.

     Within private credit, Guggenheim has a specific focus in the middle market (which we define as borrowers with less than $75 million of EBITDA) and upper-middle market (which generally refers to borrowers with between $75 million and $250 million of EBITDA). The middle market is unique in its size and contribution to U.S. gross domestic product as middle market companies represent a large segment of the economy and are expected to account for one-third of U.S. private sector employment. The middle market has historically been an attractive source of financing opportunities to private lenders and the potential growth of middle market companies is expected to drive an ongoing need for credit in the future. Furthermore, Guggenheim believes upper-middle market borrowers often present more attractive risk/reward as their size and scale makes them better able to withstand market and economic downturns.

     We also believe that senior secured loans provide an attractive opportunity because of the defensive characteristics of the asset class. While all asset classes have inherent risks, senior secured debt is on top of the capital structure and thus has priority in payment among an issuer’s security holders (i.e., senior lenders receive payments before all other capital providers including junior creditors and equityholders). Further, these investments are secured by substantially all of the issuer’s assets, which may be monetized in the event of a default, if necessary. Senior secured debt often has restrictive covenants, providing principal protection and preserving collateral to protect against credit deterioration.

     As the credit markets and economy evolve over the coming years, Guggenheim believes that having the scale to source and underwrite transactions across the yield and capital structure spectrum provides investors with greater flexibility to take advantage of opportunities in any credit cycle.

Potential Competitive Strengths

     While the Fund will have a focus on secured debt, the Adviser will maintain the flexibility to invest throughout much of the capital structure, from senior debt to preferred equity when appropriate, which broadens the opportunity set. Often, borrowers require financing that does not fit squarely into the traditional lending criteria of commercial banks or other lenders and is not large enough for the broadly syndicated loan and high-yield bond markets. In these situations, Guggenheim has been successful in tailoring financing solutions to meet the borrowers’ needs. Furthermore, we believe Guggenheim’s ability to partner with other Guggenheim-managed funds or accounts in accordance with “Exemptive Relief” in making investments will enable the Fund to participate in larger transactions than would otherwise be possible. We believe this collective funding capacity expands the market opportunity and allows Guggenheim to invest its clients in larger, more complex transactions with attractive risk adjusted return characteristics.

     In our view, Guggenheim has differentiated itself from other lenders by providing creative financing solutions to borrowers that company owners (i.e., founder, private equity or public shareholders) value due to the following:

•	A willingness to evaluate complex transactions that other capital providers are less willing to analyze;
•	The ability to finance entire capital structures, with Guggenheim representing the sole lender;
•	The flexibility to create financing solutions that are outside of most lenders’ typical “box” and are tailored to the borrower’s specific needs;
•	The analytical resources that allow us to perform due diligence quickly and commit to a term sheet and fund the investment within a short time frame; and
•	A high level of certainty related to closing once we have completed due diligence.

     Guggenheim believes that these potential competitive strengths will help enable us to execute on a large quantity of what we consider high-quality investment opportunities for the Fund. The prevailing economic climate and credit market volatility will serve to enhance our ability to do so over the coming years.

     Unlike certain other direct lenders, Guggenheim does not focus solely on financing private equity owned businesses.

The Board of Trustees

     Overall responsibility for the Fund’s oversight rests with the Board of Trustees. We have entered into the Investment Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Board of Trustees is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s bylaws and applicable provisions of state and other laws. The Adviser will keep the Board of Trustees well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board of Trustees with additional information as the Board of Trustees may, from time to time, request. The Board of Trustees is currently composed of 7 members, 5 of whom are Independent Trustees.

Investment Selection

     The Adviser expects to use fundamental analysis and technical analysis to formulate investment opportunities for the Fund. The Adviser’s credit-intensive, bottom-up research approach seeks to identify, among other things, businesses that have demonstrated competitive and strategic advantages and investment opportunities where there is a clear illiquidity premium and a better package of risk/return than the Adviser believes is available in the liquid credit markets.

     A critical criterion for selecting investments is preservation of invested capital. Accordingly, the Adviser will generally seek to invest in situations where it believes the Enterprise Value of a company comfortably exceeds the value of a given debt claim within the company’s capital structure (e.g., first lien bank debt, second lien bank debt or unsecured debt). The Adviser defines the Enterprise Value of a company as all debt (implicit or explicit) plus the value of all equity securities less cash and cash equivalents. The Adviser also believes that the amount of discount relative to a company’s Enterprise Value at the time of investment (i.e., low loan to value ratio) is a critical factor in generating recoveries in restructuring and, thus, preserving principal.

The Adviser also expects many of the Fund’s investments to have the following attributes:

     Strong Intrinsic Value. In general, the key traits of a portfolio company with strong intrinsic value include: (i) differentiated product or service; (ii) defensible market niche, (iii) significant market share within their respective markets; (iv) the potential to maintain sufficient cash flows and profitability; (v) compelling customer value proposition; and /or (vi) strong operating margins. The Adviser believes that middle market and upper-middle market borrowers often present more attractive risk/reward as they maintain all or a subset of the foregoing attributes, which makes them better able to withstand market and economic downturns.

     Attractive Capital Structures. In general, and under normal market conditions, the Adviser expects focus on secured debt, although it retains the flexibility to invest throughout much of the capital structure if attractive opportunities exist.

     Experienced Management Teams. The Adviser focuses on investments in which the target portfolio company has an experienced and high-quality management team with an established track record of success.

     Broad Exposure. The Adviser seeks to invest broadly among companies and industries, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Fund’s portfolio.

     Viable Exit Strategy. In addition to payments of principal and interest, we expect the refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings to be the primary methods by which our strategy will realize returns on our investments.

Investment Process Overview

     With the goal of supporting the Fund’s investment strategy, the Adviser has developed a disciplined investment process, which includes substantial due diligence, collaborative discussions, detailed financial models and thorough Investment Committee review. In addition, the Adviser’s investment professionals monitor portfolio companies through financial reviews, industry analysis and regular discussions with management, ownership and industry participants.

Loan Origination

     The Adviser’s investment process begins with a significant network of relationships to source investment opportunities and extends into a repeatable process for the analysis, approval, documentation and monitoring of investments. The global presence of Guggenheim generates access to a substantial amount of directly originated transactions with what the Adviser believes to be attractive investment characteristics. With respect to syndicate deals, Guggenheim has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the marketplace.

     The Fund’s portfolio managers are supported by a dedicated direct lending team and the deep resources of the Corporate Credit platform. The Corporate Credit team encompasses over 100 people and includes the origination team, as well as research analysts, operations, portfolio management, trading, restructuring and legal teams. The origination team helps to coordinate communication and consolidates the different information streams on potential opportunities. In addition, the origination team is responsible for organizing the pipeline on new opportunities and existing investments that may have the potential for future capital or refinancing needs. The origination team strives to consistently mine existing credit positions and manages relationships with deal brokers, sponsors, and lenders for transaction opportunities. Industry analysts are also encouraged to continuously broaden their contacts and network with the goal of facilitating deal flow. The Adviser does not limited itself to one avenue of deal flow, but instead seeks to pursue a broad array of potential deal facilitators.

Research and Due Diligence

     The Adviser believes that having the scale to source opportunities, conduct rigorous research and due diligence and underwrite transactions across the yield and capital structure spectrum provides investors with greater flexibility to take advantage of opportunities in any credit cycle. Often, by virtue of existing credit positions in syndicated loans or high-yield bonds, Guggenheim develops relationships with management and ownership providing for the opportunity to proactively offer private debt solutions. This network, in turn, often provides research analysts with a network of industry experts that they can draw on for valuable information to aid in assessing risk while performing due diligence on and/or underwriting a transaction.

     While the Guggenheim origination team members have strong experience in originating direct lending transactions, they also have extensive backgrounds in credit research and diligencing investment opportunities. Guggenheim’s direct lending team approaches opportunities with a “research first” attitude. The Adviser believes this approach is differentiated from many in the market who view origination as a “client service” role (with the borrower being thought of as the “client”), rather than that of a research analyst.

     Our research analyst team of over 55 members are organized by industry verticals and seek to employ a disciplined, repeatable bottom-up process. The research team is led by senior team members who have been with the firm for many years. The research team is organized by industry vertical to help ensure that the analysts have the time and resources we believe necessary to build expertise in their designated industry. Each senior research analyst is staffed with multiple junior resources to support the due diligence and credit underwriting process.

     In assessing a potential transaction, members of the Corporate Credit team will use their own comprehensive knowledge of similar opportunities, Guggenheim and the Adviser’s many industry relationships and those of other financial market participants and Guggenheim’s strong network of industry experts for information. When the investment team pursues an opportunity, it will review and analyze diligence materials that typically address a potential portfolio company’s industry trends, competitive dynamics, customer base, economic drivers, historical financial performance, financial projections and other factors. The investment team will often conduct direct diligence with a potential portfolio company’s management team. The team’s due diligence reviews may include, for example:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and estimated financial results;
•	a detailed analysis of industry and customer dynamics, competitive position, regulatory, tax and legal matters;
•	a detailed financial modeling and scenario analysis;
•	reference calls within the Guggenheim network on the company and relevant industry outlook;
•	on-site visits and customer and supplier reference calls, if deemed necessary;
•	background checks to further evaluate management and other key personnel;
•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;
•	a review of financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and
•	a review of management’s experience and track record.

     Third parties may also be involved in the Adviser’s due diligence process, whether they are hired by the Adviser or, if applicable, by the lead sponsor in a transaction. Utilizing consultants to help evaluate a business and test an investment thesis is typically beneficial.

     The foregoing assessment is then typically followed by extensive credit analysis, including asset valuation, financial analysis, cash flow analysis and scenario analysis, legal and accounting review, and comparable credit and equity analyses. A thorough assessment of structure and leverage of a transaction and how the particular investment fits into the overall investment strategy of the Fund’s portfolio is conducted.

Investment Committee

     If the investment team elects to proceed with a transaction following the due diligence process and their other research efforts, the investment team leading the transaction will detail to the Investment Committee their analysis, conclusions, risk/reward profile of the opportunity and other information they deem relevant. Such investment opportunities and follow-on investments in existing portfolio companies will generally require the unanimous approval of the Investment Committee, which utilizes a consensus-driven approach. The Investment Committee includes the portfolio managers and four other individuals selected by the Adviser who have direct lending and other relevant experience and who shall be Joe McCurdy, Rusty Parks and Steve Brown, as well as Robert Zable (with respect to broadly syndicated loans and liquid credit investments). Prior to approving an investment, the Investment Committee seeks to rigorously review the research output of the investment team’s analysts and discuss the strengths and weaknesses of a potential investment over the course of one or more meetings. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by the Adviser and monitors the performance of our investment portfolio. The day-to-day management of investments approved by the Investment Committee will be overseen by investment personnel.

Documentation

     Once the Investment Committee approves an investment, our investment team undertakes a documentation process to ensure that the terms of the investment provide the Fund with the appropriate contractual protections. While each senior secured credit opportunity is unique and requires customized documentation, the investment team will, when appropriate, utilize precedent documentation with both private equity sponsors and other junior lenders to minimize closing risks. The investment team will also work closely with time-tested, trusted attorneys with whom they have worked previously and who are familiar with the intricacies of such documentation.

Ongoing Monitoring

     Upon the consummation of a transaction, the investment team monitors the investment on an ongoing basis. A particular point of focus for the investment team is the continuous assessment of potential new risks and reassessment of risks identified during the due diligence phase. Accordingly, post-investment monitoring activities will be determined based on assessed risks and often includes reviews of financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a monthly or quarterly basis from portfolio companies. Guggenheim will use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing rigorous assessment of the company’s operating performance and prospects.

Managerial Assistance

     As a BDC, we must offer, and provide upon request, significant managerial assistance to certain of our portfolio companies except where the Fund purchases securities of an issuer in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Adviser will provide such managerial assistance to portfolio companies that request this assistance. To the extent fees are paid for these services, the Fund, rather than the Adviser, will retain any fees paid for such assistance.

Exit

     The investment team regularly reviews investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment. The Adviser utilizes numerous internal resources, including public market traders, research analysis and capital markets functions, to gain access to current market information where the opportunity may exist to sell positions into the market at attractive prices.

Allocation of Investment Opportunities and Potential Conflicts of Interest

General

     Guggenheim, including the Adviser, provides investment management services to Other Clients. In addition, Guggenheim provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that Guggenheim may establish.

     Guggenheim will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies, which govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients as well as prevailing market conditions.

     In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

Co-Investment Relief

     We intend to co-invest with certain affiliates of the Adviser. Guggenheim has received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions which could limit our ability to participate in co-investment transactions. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.

Competition

     We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may intensify. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Non-Exchange Traded, Perpetual-Life BDC

     The Fund is non-exchange traded, meaning its Common Shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose Common Shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

Human Resource Capital

     We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Investment Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers described under “Management of the Fund” is employed by the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates. The investment team will focus on origination, non-originated investments and transaction development and the ongoing monitoring of our investments. In addition, we will reimburse the Administrator for its costs, expenses and allocable portion of overhead, including compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Fund).

MANAGEMENT OF THE FUND

Management

     Our business and affairs are managed under the direction of the Board of Trustees. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, the quarterly and non-quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Each Trustee shall serve until the earlier of his or her death, removal or resignation or until his or her successor is duly elected and qualified. Our Board of Trustees consists of 7 members, 5 of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by the Board of Trustees. These individuals are referred to as Independent Trustees. Our Board of Trustees elects the Fund’s executive officers, who serve at the discretion of the Board of Trustees.

Trustees

Information regarding the Board of Trustees is as follows:

Number of
Portfolios in
Fund Complex
	Year of	Position(s) held		Principal Occupation(s)	Overseen by	Other Directorships
Name	Birth	with the Fund	Trustee Since	During Past 5 Years	Trustee	Held by Director
Interested Trustees:
Brian E. Binder	1972	Chief Executive	Inception	Current: President, Mutual Funds	1	Chairman of the Board of
		Officer, Chairperson		Boards, Guggenheim Investments		Managers, Guggenheim
		and Trustee		(2022-present); President and		Funds investment
				Chief Executive Officer, certain		Advisors, LLC, (2018 -
				other funds in the Fund Complex		present)
(2018-present); President,
				Mutual Funds Board and Senior		Board Member,
				Managing Director, Guggenheim		Guggenheim Partners
				Funds Investment Advisors, LLC		Investment Funds
				and Security Investors, LLC		plc (2022-present)
(2018-present)
Board Member,
				Former: Board Member,		Guggenheim Global
				Guggenheim Partners Fund		Investments plc (2022-
				Management (Europe) Limited		present)
(2018-2024); Senior Managing
Director and Chief Administrative
Officer, Guggenheim Investments
(2018-2022); Managing Director
and President, Deutsche Funds,
and Head of US Product, Trading
and Fund Administration,
Deutsche Asset Management
(2013-2018); Managing Director,
Chairman of North American
Executive Committee and Head
of Business Management and
Consulting, Invesco Ltd. (2010-
2012).
Robert Camacho	1982	Trustee	Inception	Investor: TWG Global; Senior	1	N/A
Managing Director, The
Blackstone Group (2019-2024);
Board Member, George Jackson
Academy (2020-2025).
Independent Trustees:
Todd M. Corbin	1976	Trustee	Inception	Managing Director: Mother	1	N/A
Cabrini Health Foundation
(2024-Present); Managing
Director, Summit Rock Advisors
(2017-2024).
James P.	1973	Trustee	Inception	Managing Partner and Vice	1	N/A
Fortescue				Chairman of U.S. Capital Wealth
(2018 - Present); Chief Executive
Officer, Piton Investment Management, L.P.
(2019-Present).

Number of
Portfolios in
Fund Complex
	Year of	Position(s) held		Principal Occupation(s)	Overseen by	Other Directorships
Name	Birth	with the Fund	Trustee Since	During Past 5 Years	Trustee	Held by Director
Marc S.	1948	Trustee; Chair,	Inception	Managing Director, Conyers	1	N/A
Goodman		Nominating and		Consulting Group, (2014-present);
		Governance		Managing Director, Statsure
		Committee		Financial Services (2017-present);
Chairman, Board of the Stacy
Joy Goodman Memorial
Foundation (1994 - present);
National Board and Executive
Committee, Diabetes Research
Institute Foundation (1996 -
present); Director, Duet
Commodities Fund Limited,
(2014-2017); Director, Electrum
Special Acquisition
Corporation, (2015-2018)
Co-Executive Chairman, Co-Chief
Investment Officer, Kenmar
Olympia Group, (1983-2014)
Peter E. Roth	1959	Trustee; Chair, Audit	Inception	Managing Partner, Rothpoint	1	Non Executive Direc-
		Committee		Group llc, (2017-present);		tor, City of London
				Board Member, St. Mary’s		Investment Group plc,
				Healthcare System for Children		(2019-present); Non
				(2010-present)		Executive Director,
City of London
Investment Management,
(2019-present);
Director, Stone Point
Credit Corporation (2020
- present) and Stone Point
Credit Income Fund
(2024-present).
Stephanie T. Yeh	1984	Trustee	Inception	Chief Financial Officer:	1	N/A
Homebound (2024-Present);
Managing Director: KKR & Co.
(2021-2024); Managing Director:
Credit Suisse (2014-2021).

     The address for each trustee is c/o Guggenheim Investments Private Credit Fund, 330 Madison Avenue, New York, NY 10017.

Executive Officers Who are Not Trustees

Information regarding our executive officers who are not Trustees is as follows:

	Year of	Position(s) held with	Officer
Name	Birth	the Fund	Since	Principal Occupation(s) During Past 5 Years
James Howley	1972	Chief Financial Officer, Chief	Inception	Current: Managing Director, Guggenheim Investments (2004-
		Accounting Officer and		present); Chief Financial Officer, Chief Accounting Officer, and
		Treasurer		Treasurer, certain other funds in the Fund Complex (2022-present).

				Former: Assistant Treasurer, certain other funds in the Fund Complex
				(2006-2022); Manager, Mutual Fund Administration of
				Van Kempen Investments/Morgan Stanley, Inc. (1996-2004).
Joanna M. Catalucci	1966	Chief Compliance Officer	Inception	Current: Senior Managing Director, Guggenheim
				Investments (2014-present).

				Former: Chief Compliance Officer, certain other funds in the Fund Complex
				(2012-2025); AML Officer, certain other funds in the Fund Complex
				(2016-2017); Chief Compliance Officer and Secretary certain other
				funds in the Fund Complex (2008-2012); Senior Vice President
				and Chief Compliance Officer, Security Investor, LLC and certain
				affiliates (2010-2012); Chief Compliance Officer and Senior Vice
				President, Rydex Advisors, LLC and certain affiliates (2010-2011).
Mark E. Mathiasen	1978	Secretary	Inception	Current: Secretary, certain other funds in the Fund Complex
				(2007-present); and Managing Director, Guggenheim Investments
				(2007-present).

     The address for each executive officer and Trustee is c/o Guggenheim Investments Private Credit Fund, 330 Madison Avenue, New York, NY 10017.

Trustee Qualifications

     The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this prospectus, that each Trustee should serve as a Trustee in light of the Fund’s business and structure.

Interested Trustees

Brian E. Binder

      Brian E. Binder serves as trustee, Chairman of the Board and Chief Executive Officer of the Company.

     Mr. Binder also serves as Senior Managing Director and President, Mutual Funds Boards for Guggenheim Investments; President and Chief Executive Officer of the mutual funds and closed-end funds in the Guggenheim Funds complex (2018 to the present); President, Mutual Funds Board and Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018 to the present); Board Member, Guggenheim Partners Investment Funds plc (2022 to the present); and Board Member, Guggenheim Global Investments plc (2022 to the present).

     Mr. Binder formerly served as Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018 to 2022) and Board Member, Guggenheim Partners Fund Management (Europe) Limited (2019 to 2024); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013 to 2018); and Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010 to 2012).

     Mr. Binder has extensive experience in the financial industry and is experienced in financial, regulatory, investment, and governance matters. He also has considerable familiarity with the Company, its advisor and other service providers, and their operations, and has served as a Board member of other Guggenheim-affiliated funds.

Robert Camacho

     Robert Camacho, CFA serves as a trustee of the Company. He is an investor at TWG Global. Prior to his role at TWG, Mr. Camacho served as the Global Head of Blackstone Asset Based Finance within Blackstone’s Structured

Finance Group and was a member of the Asset Based Finance Investment Committee. Before joining Blackstone, Mr. Camacho was a partner at Goldman Sachs, where he was responsible for financing transactions across multiple asset classes, including corporate credit, structured products, and fund finance. He spent over 14 years at Goldman Sachs, most recently in the Structured Funding Investing and Lending business. Mr. Camacho graduated from Lehigh University and holds a CFA® charter. Robert is passionate about finding a cure for Cystic Fibrosis (“CF”) and supports the Take a Breather Foundation, which assists families affected by CF. He also served on the board of George Jackson Academy, a children’s school in New York City until 2025, and sponsors Student Sponsor Partners (“SSP”) in their mission to provide underprivileged children with access to private school education in New York City.

Independent Trustees

Todd M. Corbin

     Todd M. Corbin, CFA serves as an Independent Trustee. Mr. Corbin is a Managing Director at the Mother Cabrini Health Foundation in New York, where he has oversight responsibility for a $4 billion investment portfolio across both traditional and alternative asset classes. He was previously a Managing Director at Summit Rock Advisors, a $25 billion New York-based firm managing the investment programs of a select number of high net worth families and philanthropic organizations, and he was also the Chief Investment Officer for The New York Public Library’s $1.2 billion endowment for nearly a decade. Todd had previous investment roles at Citi Alternative Investments and The Brookings Institution, and he began his investment career at Cambridge Associates. Todd received a BA from Colgate University, and he is a CFA Charterholder.

James P. Fortescue

     Mr. Fortescue serves as an Independent Trustee. Jim Fortescue is a Managing Partner and Vice Chairman of U.S. Capital Wealth. Jim is also the CEO of Piton Investment Management and runs the public investments for JP DeJoria Family. He has over 25 years of experience building, operating and managing companies, investment portfolios and relationships in the financial services space. Prior to joining the firm, Jim served as the Chief Operating Officer at Annaly Capital Management, Inc. (NYSE: NLY). He began his career at Annaly in 1995 and served there until 2014 in various roles including COO, Head of Liabilities, Chief of Staff, Executive Vice President and was a member of Annaly's Executive, Operations, and Risk Committees.

     Jim has served on multiple industry panels including a Financial Stability Board panel in front of the G-20 at the Federal Reserve Bank of New York, a Markets Stability panel in front of the US Treasury Department, and the Risk Management Association Securities Lending and Borrowing Legal & Regulatory Round Table. Jim serves as the Treasurer on the Board of Trustees of Don Bosco Prep High School and serves on the board of Halo Investing, Inc. Jim received his B.S. in Finance from Siena College and attended the New York Institute of Finance for intense mortgage-backed securities studies.

Marc S. Goodman

     Marc S. Goodman serves as an Independent Trustee. He is a Co-Founder and Managing Director of Conyers Consulting Group, LLC, a consulting firm for asset management companies. Until March 31, 2014, he was Co-Executive Chairman and Global Co-Chief Investment Officer of the Kenmar Olympia Group. Prior to that Mr. Goodman was the President, Co-Chief Executive Officer, and Co-Chief Investment Officer of The Kenmar Group. Prior to co-founding The Kenmar Group in 1983, Mr. Goodman was a Vice President and Director of Pasternak, Baum and Co., Inc., a global dealer of cash commodities. Mr. Goodman graduated from the Bernard M. Baruch School of Business of the City University of New York with a BBA degree and an MBA in Finance and Investments. He was awarded an Economics and Finance Department Fellowship during his studies. Mr. Goodman is the Chairman of the Board of the Stacy Joy Goodman Memorial Foundation, a non-profit charity committed to finding a cure for juvenile diabetes. Mr. Goodman also serves on the Diabetes Research Institute Foundation’s National Board and Executive Committee.

Peter E. Roth

     Peter E. Roth serves as an Independent Trustee. Mr. Roth is the Managing Partner of the Rothpoint Group LLC, a consulting firm specializing in the financial services industry. Mr. Roth is a Non-Executive Director and Senior

Independent Director of the City of London Investment Group plc, a publicly traded (London Stock Exchange) asset management firm. He is also Chairman of the Audit Committee and a member of the Nominations and Remuneration Committees. He also serves on the boards of the Stone Point Credit Corporation, Stone Point Credit Income Fund and Stone Point Credit Income Fund — Select (together “Stone Point Boards”). On the Stone Point Boards, he serves as Chairman of the Audit Committee and a member of the Nomination and Corporate Governance Committee.

     In the non-profit sector, Mr. Roth serves on the Board of St. Mary’s Healthcare System for Children and is Chairman of the Finance and Investment Committee and a member of the Executive Committee. Prior to establishing Rothpoint, Mr. Roth had a 35 year plus career in the financial services industry. He was the head of investment banking at Fox, Pitt, Kelton Inc for thirteen years and a member of the firm’s Operating Committee. Mr. Roth received a Bachelor of Arts degree from the University of Pennsylvania and Master’s of Business Administration from The Wharton School at the University of Pennsylvania.

Stephanie T. Yeh

     Stephanie T. Yeh serves as an Independent Trustee. Ms. Yeh is Chief Financial Officer at Homebound, a tech-enabled homebuilder. Prior to Homebound, Ms. Yeh spent 20 years on Wall Street providing and raising asset-backed capital for a wide range of companies. She served as a Managing Director for KKR & Co. Inc., where she co-led the sourcing effort for Asset-Backed Finance, as well as Managing Director at Credit Suisse, where she launched the firm’s Early Stage Financing business. Ms. Yeh began her career at Goldman Sachs in various roles including Vice President, Associate and Analyst. She received her B.S. in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

Communications with Trustees

     The Independent Trustees serving on our Board of Trustees intend to meet in executive sessions at the conclusion of or preceding each regularly scheduled meeting of the Board of Trustees, and additional as needed, without the presence of any trustees or other persons who are part of our management.

     Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o Guggenheim Investments Private Credit Fund, 330 Madison Avenue, New York, NY 10017, Attention: Chief Compliance Officer.

Corporate Governance

Committees

     Our Board of Trustees has an Audit Committee and a Nominating and Governance Committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Audit Committee

     The Audit Committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is presently composed of five persons, including Todd M. Corbin, James P. Fortescue, Marc S. Goodman, Peter E. Roth and Stephanie T. Yeh, all of whom are considered independent for purposes of the 1940 Act. Peter E. Roth serves as the chair of the Audit Committee. Our Board of Trustees has determined that Peter E. Roth qualifies as an “Audit Committee Financial Expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.

      A copy of the charter of the Audit Committee is available in print to any shareholder who requests it.

Nominating and Governance Committee

     The Nominating and Governance Committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of Independent Trustees. The Nominating and Governance Committee consists of five persons, including Todd M. Corbin, James P. Fortescue, Marc S. Goodman, Peter E. Roth and Stephanie T. Yeh, all of whom are considered independent for purposes of the 1940 Act. Marc S. Goodman serves as the chair of the Nominating and Governance Committee.

     The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

     A copy of the charter of the Nominating and Governance Committee is available in print to any shareholder who requests it.

Compensation of Trustees

     Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in the in-person board and committee meetings, telephonic special meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These Trustees are Todd M. Corbin, James P. Fortescue, Marc S. Goodman, Peter E. Roth and Stephanie T. Yeh. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

Annual Committee Chair
Cash Retainer
	Board	Committee		Audit Committee Chair and
	Meeting	Meeting	Telephonic Special	Independent Lead Trustee	Nominating and Governance
Annual Cash Retainer	Fee	Fee	Meeting Fee	Retainer	Chair Fee
$95,000	$2,500	$2,500	$1,000	$35,000	$10,000

     We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

     We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Adviser.

Compensation of Executive Officers

     None of our executive officers will receive direct compensation from us. We will reimburse the Administrator the allocable portion of the compensation paid by the Administrator (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

     Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees.

Staffing

     We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.

Board Leadership Structure

     The primary responsibility of the Board of Trustees is to represent the interest of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board of Trustees. The Board of Trustees is currently comprised of 7 Trustees, 5 of whom are Independent Trustees. The Board of Trustees generally acts by majority vote of all the Trustees and, if required by applicable laws, also by a majority vote of the Independent Trustees.

     The Board of Trustees has appointed a Chair, Brian Binder, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board of Trustees. The Chair may also perform such other functions as may be delegated by the Board of Trustees from time to time. In addition, the Independent Trustees have designated Peter Roth, an Independent Trustee, to serve as the lead Independent Trustee on our Board of Trustees. The lead Independent Trustee may succeed himself or herself in that position. If the lead Independent Trustee is unavailable for a meeting, his or her immediate predecessor or an Independent Trustee designated by the other Independent Trustees will serve as lead Independent Trustee for such meeting. The lead Independent Trustee serves as a liaison between the Independent Trustees and the Adviser on a wide variety of matters, including agenda items for meetings of the Board of Trustees. Designation as such does not impose on the lead Independent Trustee any obligations or standards greater than or different from those of our other Trustees.

     The Board of Trustees has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board of Trustees and its committees meet periodically throughout the year to oversee the Fund’s activities, including through the review of the Fund’s: contractual arrangements with service providers and financial statements, compliance with regulatory requirements, and performance. The Board of Trustees may also establish informal working groups from time to time to review and address the policies and practices of the Fund or the Board of Trustees with respect to certain specified matters. The Board of Trustees has determined that this leadership structure, including a lead Independent Trustee, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund because it allocates responsibilities among the Committees and the Board of Trustees in a manner that further enhances effective oversight. The Board of Trustees considered, among other things: the number of portfolios that comprise the Fund and other trusts in the Guggenheim Family of Funds overseen by members of the Board of Trustees; the variety of asset classes those portfolios include; the net assets of each Fund, the Fund and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of each Fund, the Fund and the Guggenheim Family of Funds. The Board of Trustees may at any time and in its discretion change this leadership structure.

Board’s Role in Risk Oversight

     The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund’s investments and operations, is performed by third-party service providers, primarily the Adviser. Consistent with its responsibility for oversight of the Fund, the Board of Trustees is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Fund include, among others, investment risk, credit risk, derivatives risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Fund. Under the oversight of the Board of Trustees, the service providers to the Fund employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and consequently, for managing risks associated with that activity. Each of the Adviser and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board of Trustees’ periodic review of the Fund’s advisory and other service provider agreements, the Board of Trustees may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

     The Board of Trustees oversees risk management for the Fund directly and through the committee structure it has established. The Board of Trustees has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. Each committee reports its activities to the Board on a regular basis, as applicable. The Board of Trustees also oversees the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including, in particular, the Fund’s Chief Compliance Officer, its independent registered public accounting firm and Guggenheim’s risk management personnel and internal auditors for the Adviser or its affiliates, as applicable. In this connection, the Board of Trustees requires officers of the Fund to report a variety of matters at regular and special meetings of the Board of Trustees and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board of Trustees meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Fund and certain service providers and the effectiveness of their implementation. The Board of Trustees, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board of Trustees receives reports from the Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees the Adviser as valuation designee in the performance of fair value determinations of the Fund’s securities and/or other assets in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees has approved the Fund’s valuation policy and procedures and the Adviser’s Rule 2a-5 fair valuation policy and procedures applicable to valuing the Fund’s securities and other assets, which the Audit Committee periodically reviews. The Audit Committee reviews, at least annually, a written report from the valuation designee that assesses the adequacy and effectiveness of the valuation designee’s fair value process and also receives periodic and prompt reporting on fair value matters from the valuation designee, in accordance with the Adviser’s valuation policy and procedures. The Board of Trustees also requires the Adviser to report to the Board of Trustees on other matters relating to risk management on a regular and as-needed basis.

     The Board of Trustees recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board of Trustees receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Adviser. The role of the Board of Trustees and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board of Trustees a guarantor of the Fund’s investments, operations or activities. As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to limitations. The Board of Trustees may at any time and in its discretion change how it administers its risk oversight function.

PORTFOLIO MANAGEMENT

     Guggenheim Private Investments, LLC will serve as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Personnel

     Our senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of Akshay Joshi, Joe Kucevich, Joe McCurdy, Rusty Parks, Robert Zable and Steve Brown. The portfolio managers primarily responsible for the day-to-day management of the Fund are Akshay Joshi and Joe Kucevich. In addition, the Adviser may retain additional investment personnel in the future based upon its needs.

     The table below shows the dollar range of Common Shares owned by the portfolio managers as of the date hereof:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Akshay Joshi	None
Joe Kucevich	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

     The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Akshay Joshi
Number of
Accounts Subject
	Number of		to a Performance	Assets Subject to a
Type of Account	Accounts	Assets of Accounts	Fee	Performance Fee
Registered investment companies	–	–	–	–
Other pooled investment vehicles(1)	–	–	–	–
Other accounts	5	$15,748,971	–	–

Joe Kucevich
Number of
Accounts Subject
	Number of		to a Performance	Assets Subject to a
Type of Account	Accounts	Assets of Accounts	Fee	Performance Fee
Registered investment companies	–	–	–	–
Other pooled investment vehicles(1)	–	–	–	–
Other accounts	5	$15,748,971	–	–

(1)	Includes management investment companies that have elected to be regulated as business development companies under the 1940 Act.

The Adviser

Investment Committee

     Investment opportunities and follow-on investments in existing portfolio companies will generally require the unanimous approval of the Investment Committee. The Investment Committee will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by the Adviser and monitors the performance of our investment portfolio. The day-to-day management of investments approved by the Investment Committee will be overseen by investment personnel.

Members of the Investment Committee and Portfolio Managers Who Are Not Our Trustees or Executive Officers

Steven H. Brown, CFA (Chief Investment Officer, Fixed Income, Guggenheim Partners Investment Management)

     Mr. Brown is Chief Investment Officer, Fixed Income, Senior Managing Director, and a Portfolio Manager for Guggenheim’s Active Fixed Income, Total Return, and Insurance Mandates. He joined Guggenheim in 2010. Mr. Brown works with the Chief Investment Officer, the Sector Teams, Portfolio Management, Macroeconomic Research, and the Portfolio Construction Group to develop and execute investment strategy. Mr. Brown was previously a member of the structured credit sector team at Guggenheim. Prior to joining Guggenheim, he held roles focused on structured products at Bank of America and ABN AMRO. Mr. Brown received a B.S. in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Joe McCurdy (Senior Managing Director)

     Mr. McCurdy is a Senior Managing Director and Head of Origination in the Corporate Credit Group. He leads Guggenheim’s effort in sourcing and structuring directly negotiated transactions for both middle market private debt investments and larger underwritten co-arranger transactions. He is a member of the Investment Committee and a portfolio manager. Mr. McCurdy was previously Co-Head of Research and has been with Guggenheim Partners since 2004. Mr. McCurdy continues to be active in Guggenheim’s European Lending business based in Dublin, Ireland, an office he helped establish from 2007 to 2009. Mr. McCurdy received a B.A. in History from Williams College.

Russell W. Parks III (Senior Managing Director)

     Mr. Parks joined Guggenheim in 2013, as a Senior Managing Director focusing on originating, structuring, and evaluating private debt, preferred, and equity investments for the firm across a broad range of industries. Prior to joining, he worked with Wells Fargo Capital Finance where he was a Managing Director in the Originations and Structuring group for six years focused on direct lending to public, private equity backed, and founder owned companies. Before beginning at Wells Fargo, Mr. Parks was a high yield credit / special situations analyst at ORIX USA for roughly five years. Mr. Parks earned his Master’s in Business Administration and Master’s of Science from Baylor University and his Bachelor’s Degree in History from Southwestern University.

Robert Zable (Senior Managing Director, Global Head of CLOs and Liquid Bank Loans)

     Mr. Zable is Senior Managing Director, Global Head of CLOs and Liquid Bank Loans at Guggenheim Investments. He joined the firm in 2025. Prior to his role at Guggenheim, Mr. Zable was with Blackstone where he was most recently Global Head of Liquid Credit Strategies, which included the firm's Global CLO business, leveraged loan and corporate bond strategies. Mr. Zable joined Blackstone in 2007 as part of GSO Capital Partners.

He began his career at JP Morgan where he focused on leveraged finance in New York and London. Mr. Zable received his undergraduate degree from Cornell University and MBA from The Wharton School.

Akshay Joshi (Managing Director, Senior Portfolio Manager)

     Mr. Joshi is a Senior Portfolio Manager and Managing Director of Guggenheim Private Investments. He joined the firm in 2025. Mr. Joshi graduated from the University of Mumbai with a Bachelor of Commerce in 2009 and Boston College, Carrol Graduate School of Management, in 2016 with a Master’s in Business Administration. Prior to joining GPI in 2025, Mr. Joshi was a Principal and Investment Team lead at Turning Rock Partners from 2022 to 2025. Prior to joining Turning Rock Partners, Mr. Joshi was a Vice President at Golub Capital, LLC on the Opportunistic Credit team. Prior to Golub Capital, Mr. Joshi was in the Structured Finance Investing & Lending business at Goldman Sachs & Co.

Joe Kucevich (Managing Director, Senior Portfolio Manager)

     Mr. Kucevich is a Managing Director and Senior Portfolio Manager at Guggenheim Private Investments. He joined the firm in 2025. Mr. Kucevich previously worked at 26North as a Managing Director, focused on investing and capital markets activities. Before that, he worked as Principal at Blackstone in its Asset Based Finance group from 2021 to 2024. Prior, he worked at Goldman Sachs as a Vice President in its Structured Finance Investing & Lending group until 2021. He began his career in the Global Investment Research division at Goldman Sachs in 2015. He graduated from the University of Maryland in 2014.

INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT

     Guggenheim Private Investments, LLC is located at 330 Madison Ave, New York, NY 10017. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees and in accordance with the 1940 Act, the Adviser manages our day-to-day operations and provides investment advisory services to us.

Investment Advisory Agreement

     The Adviser will provide management services to us pursuant to the Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:

•	determining the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifying, evaluating, negotiating and structuring the investments we make, including negotiation the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;
•	performing due diligence on prospective portfolio companies;
•	executing, closing, servicing and monitoring the investments we make;
•	determining the securities and other assets that we will purchase, retain or sell;
•	exercising voting rights in respect of portfolio securities and other investments for us;
•	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;
•	negotiating, obtaining and managing financing facilities and other forms of leverage, subject to oversight and approval of the Board of Trustees; and
•	providing us with such other investment advisory, research and related services as we may reasonably require for the investment of our capital.

     The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.

Compensation of Adviser

     Pursuant to the Investment Advisory Agreement, we will pay the Adviser a fee for investment advisory and management services consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.

Management Fees

     The management fee is payable monthly and is settled and paid quarterly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with U.S. GAAP. For the first calendar month in which we have operations, net assets will be measured as the beginning net assets as of the date on which the Fund breaks escrow. In addition, the Adviser has agreed to waive its management fee for the Waiver Period. The longer an investor holds shares of our common stock during this period, the longer such investor will receive the benefit of the Waiver Period.

Incentive Fees

     The incentive fees consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is based on a percentage of our income and the other component is based on a percentage of our capital gains, each as described below.

Income Based Incentive Fees

     The first part of incentive fees is based on our income based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive.

     Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. For purposes of computing the Fund’s Pre-Incentive Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly.

     Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

     We will pay the Adviser an income based incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•	No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);
•	100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and
•	12.5% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Percentage of Pre-Incentive Fee Net Investment Income
Allocated to Incentive Fee

     These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

     The Adviser agreed to waive the incentive fee based on income for the Waiver Period. The longer an investor held our Common Shares during this period, the longer such investor will have received the benefit of the Waiver Period.

Capital Gains based Incentive Fee

     The second component of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year in arrears. The amount payable equals:

•	12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

     Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. For the purpose of computing the capital gains incentive fee, the calculation methodology will look through derivative financial instruments or swaps as if the Fund owned the reference assets directly. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

     The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

Administration Agreement

     Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, fund accounting, administrative and certain other services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring and portfolio compliance services, preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We have agreed to pay the Administrator an asset-based fee calculated and accrued daily and paid monthly and will reimburse the Administrator for reasonable out-of-pocket expenses incurred by the Administrator in performing its obligations under the Administration Agreement, subject to any limitations described in the Investment Advisory Agreement and the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party. We will not reimburse the Administrator for any services for which it receives a separate fee.

Certain Terms of the Investment Advisory Agreement and Administration Agreement

     Each of the Investment Advisory Agreement and the Administration Agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the Investment Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees. We may terminate the Investment Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate either agreement may be made by a majority of the Board of Trustees or the shareholders holding a majority outstanding voting securities, which means the lesser of (1) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such company. In addition, the Adviser may terminate the Investment Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 60 days’ written notice, without payment of any penalty. The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.

     The Adviser and the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement and Administration Agreement, respectively, relate, provided that the Adviser and Administrator shall not be protected against any liability to the Fund or its shareholders to which the Adviser or Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Investment Advisory Agreement and the Administration Agreement provides that, absent disabling conduct, each of our Adviser and our Administrator, as applicable, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Investment Advisory Agreement and our Administrator’s services under the Administration Agreement or otherwise as adviser or administrator for us. The Adviser and the Administrator shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser or the Administrator in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser or Administrator had reasonable cause to believe its conduct was unlawful. In addition, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is the Adviser or Administrator, as applicable, an affiliate of the Adviser or Administrator or one of our officers; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders. The foregoing descriptions do not purport to be complete and are qualified by reference to the full text of each of the Investment Advisory Agreement and Administration Agreement.

Payment of Our Expenses Under the Investment Advisory Agreement and Administration Agreement

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Adviser or its affiliates will bear all fees, costs, and expenses incurred that are not assumed by the Fund under the Advisory Agreement or under the Administration Agreement. The Fund will bear all other costs and expenses of the Fund’s operations, other administration costs and expenses, and transactions, including, but not limited to: (i) expenses (or allocable portion of compensation) related to attendance by employees or the Adviser at a meetings of the Board or any committees thereof that are unrelated to the Adviser’s advisory services provided under the Advisory Agreement; (ii) all fees, costs and expenses associated with the Fund’s market data and research and expenses and fees charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments); and (iii) interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses.

From time to time, the Adviser, Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.

Unless expenses are specifically assumed by the Adviser, Administrator or their affiliates under the Investment Advisory Agreement or the Administration Agreement, the Fund will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on the Fund's behalf.

Board Approval of the Investment Advisory Agreement

Our Board, including our Independent Trustees, approved the Investment Advisory Agreement at a meeting held on January 14, 2026. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;
•	the proposed investment advisory fee rates to be paid by the Fund to the Adviser;
•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;
•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	information about the services to be performed and the personnel who would be performing such services under the Investment Advisory Agreement; and
•	the organizational capability and financial condition of the Adviser and its affiliates.

Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Adviser and its affiliates:

•	We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) the transaction occurs at our formation and we disclose the terms of the transaction to our shareholders, the terms are reasonable and fair to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
•	The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•	We may not lease assets to the Adviser or its affiliates unless the transaction occurs at our formation, we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

•	We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;
•	We may not acquire assets in exchange for our Common Shares without approval of a majority of our Board, including a majority of the Independent Trustees with consideration to an independent appraisal of such assets;
•	We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•	The Adviser may not charge duplicate fees to us; and
•	The Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under the Investment Advisory Agreement.

Commingling

The Adviser may not permit our funds to be commingled with the funds of any other entity.

POTENTIAL CONFLICTS OF INTEREST

     Potential Conflicts Related to the Sale of Common Shares. The Adviser, its affiliates and their respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Fund. The Fund and/or the Adviser or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Fund over other funds or financial products.

     To the extent permitted by applicable law, the Adviser and its affiliates and the Fund may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Fund. These payments may be made out of the assets of the Adviser or its affiliates or amounts payable to the Adviser or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Fund over other funds or financial products.

     Potential Conflicts Related to Management of the Fund by the Adviser.

     The following are descriptions of certain conflicts, financial or otherwise, that the Adviser and its employees may have in managing the Fund. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Adviser, its affiliates, or their respective clients. To address these and other actual or potential conflicts, the Adviser and the Fund have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Adviser’s fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Adviser’s affiliates and are not employees or clients of the Adviser.

     Additional information about potential conflicts of interest regarding the Adviser is set forth in the Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Adviser’s Form ADV is available on the SEC’s website at www. adviserinfo.sec.gov.

     The Adviser and its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Adviser is an affiliate of Guggenheim, which is a global, full service financial services firm. Guggenheim and its affiliates, including the Adviser (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Adviser in managing the Fund.

     For example, the Other Business Activities may create conflicts between the interests of the Fund, on the one hand, and the interests of the Adviser, its affiliates and their respective other clients, on the other hand. The Adviser and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, restructuring, liability management, asset management and other capacities related to securities and instruments that may be purchased, sold or held by the Fund, and the Adviser or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that the Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause the Adviser and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of the Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Adviser’s clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by the Fund. Such activities can give rise to interests different from or adverse to those of the Fund, and they could affect the prices and availability of the securities and instruments that the Fund holds or that the Adviser seeks to buy or sell for the Fund’s account, which could adversely impact the financial returns of the Fund.

     These Other Business Activities may create other potential conflicts of interests in managing the Fund, may cause the Fund to be subject to additional regulatory limits and, in certain circumstances, may prevent the Fund from participating or limit the Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of the Adviser and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit the Adviser, its affiliates or other client accounts.

     Adviser and its Affiliates’ Activities on Behalf of Other Clients. The Adviser and its affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private investment funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to the Adviser, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by the Fund and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Fund. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited, or when accounts trade in opposite directions. For example, there is a risk that sales (including short sales) of one client portfolio security adversely affects the market value of securities held in another client portfolio, or trading terms could be adversely affected when opposite trades are executed. In addition, Other Clients may also be subject to different legal restrictions or regulatory regimes than the Fund. Regardless of the similarity in investment objectives and strategies between the Fund and Other Clients, the Adviser may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Fund, and the Fund and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument. These practices, limitations and conflicts may be disadvantageous to the Fund and adversely affect its performance.

     The investment policies, fee arrangements and other characteristics of the Fund may also vary from those of Other Clients. In some cases, the Adviser or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Fund (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Fund or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Fund. The Adviser on behalf of the Fund or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Adviser will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Adviser may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund and other clients. These potential conflicts of interests between the Adviser’s clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of the Fund’s use of certain investment strategies, including small capitalization, distressed or less liquid strategies.

     Adviser Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, the Adviser, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Adviser, its related persons, or their respective affiliates have a controlling or other material direct or indirect interest.

     Sammons Enterprises, Inc., a diversified company with several insurance company subsidiaries (together with its subsidiaries, “Sammons”), holds indirect economic and voting interests in Guggenheim Capital, LLC (“Guggenheim Capital”), the Adviser’s ultimate parent company. As a result of its ownership stake in Guggenheim Capital, Sammons is the largest individual stakeholder of the Adviser. Certain of Sammons’ wholly owned insurance company and other subsidiaries are advisory clients of, and pay fees to, the Adviser. As a result, Sammons is the largest individual source of annual advisory fees paid to the Adviser. Sammons also has other relationships with the Adviser and various Guggenheim Entities.

     Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries, including the Adviser (“Guggenheim Related Persons”), have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Adviser. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Adviser has invested or will invest on behalf of its clients or to which the Adviser has provided or will provide financing on behalf of its clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of the Adviser’s clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to the Adviser and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by the Adviser on behalf of its clients. The Adviser does not expect these transactions to be material.

     The relationships described above create potential conflicts of interest for the Adviser in managing the Fund and could create an incentive for the Adviser to favor the interests of these companies over its clients. These incentives are more pronounced where the Adviser has multiple relationships with the client. For example, the Adviser has invested, and may in the future invest, on behalf of its clients in issuers or transactions in which affiliated insurance companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, Guggenheim Related Persons and the accounts of affiliated insurance companies and other Adviser clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Fund and other clients of the Adviser. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Adviser on behalf of the Fund and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Adviser may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Adviser may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Fund. In addition, the Adviser may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.

     The Adviser mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Adviser’s pecuniary or investment interests (or those of their respective employees or affiliates). The Fund and the Adviser also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).

     Allocation of Investment Opportunities. As described above, the Adviser and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Fund, and such Other Clients could be viewed as being in competition with the Fund for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of the Other Clients, and the Adviser may face potential conflicts of interest because the Adviser may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.

     At times, in order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by the Adviser unless the Adviser believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. In particular, the Adviser expects that trades will be aggregated between the Adviser’s clients and the Adviser’s affiliates’ clients, unless they believe that doing so would conflict or otherwise be inconsistent with their duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When the Adviser believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.

     The Adviser has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, the Adviser will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, the Adviser may determine that an investment opportunity is appropriate for a particular client account, but not for another.

     The Adviser allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public securities with equity-like characteristics, the allocation generally reflects a pro rata participation in the investment opportunity among participating accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.

     The application of relevant allocation factors can result in non-pro rata allocations, and particular client accounts (including client accounts in which the Adviser and its affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) will receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on the Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund (including prohibiting the Fund from purchasing a position) or may limit the rights that the Fund may exercise with respect to an investment.

     Allocation of Limited Time and Attention. The portfolio managers for the Fund may devote as much time to the Fund as the Adviser deems appropriate to perform their duties in accordance with reasonable commercial standards and the Adviser’s duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Fund may have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among the Fund and Other Business Activities or Other Clients in that the time and effort of the Fund’s portfolio managers would not be devoted exclusively to the business of the Fund.

     Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Adviser and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, the Adviser may be unable to initiate a transaction for the Fund’s account that it otherwise might have initiated. As a result, the Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.

     Valuation of the Fund’s Investments. Fund assets are valued in accordance with the Fund’s valuation policy and procedures and the Adviser’s Rule 2a-5 fair valuation policy and Rule 2a-5 fair valuation procedures. The valuation of a security or other asset for the Fund may differ from the value ascribed to the same asset by affiliates of the Adviser (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Fund’s procedures or may have access to different information or pricing vendors or use different models or techniques. The Adviser has been designated as the valuation designee to perform fair value determinations for the Fund with respect to all Fund’s investments and may face a potential conflict with respect to such valuations.

Potential Conflicts Associated with the Adviser and its Affiliates Acting in Multiple Capacities Simultaneously

     Principal and Cross Transactions. The Adviser may, to the extent permitted under applicable law, effect client cross transactions where the Adviser causes a transaction to be effected between the Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because the Adviser represents the interests of both the selling account and the buying account in the same transaction, and the Adviser could seek to treat one party to the cross transaction more favorably than the other party. The Adviser has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Adviser’s fiduciary duties and obligation to seek best execution and applicable rules.

     The Adviser and its Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, the Adviser may cause the Fund to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) the Adviser or one of its affiliates. Such investments may include (i) investments that the Adviser or one of its affiliates originated, arranged or placed, (ii) investments in which the Adviser’s affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Adviser’s affiliate represented the buyer or seller); (iii) investments where the Adviser or its affiliates provided other services to a transaction participant or other third party, (iv) investments where the Adviser or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by the Adviser or its affiliates, investment funds or pools managed by the Adviser or its affiliates or assets or obligations managed by the Adviser or its affiliates. Commissions, fees, or other remuneration payable to the Adviser or its affiliates in these transactions may present a potential conflict in that the Adviser may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.

     In some circumstances, and also subject to applicable law, the Adviser may cause the Fund to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Adviser, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Adviser’s affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Adviser’s clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of the Adviser, or the Adviser’s advisory client is a lender or financing provider to the Adviser or its affiliates (including a parent), a potential conflict may exist as the Adviser may have an incentive to favor the interests of those clients relative to those of its other clients.

     Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Adviser’s affiliates in the offerings described above or the financial markets more broadly may restrict the Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.

     Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of the Adviser but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Fund’s investment programs, these funds may reduce capacity otherwise available to the Fund.

     The Adviser’s parent, Guggenheim Private Investments Holdings, LLC (“GPIH”) and Guggenheim Partners Investment Management Holdings, an intermediate parent entity of certain affiliates of the Adviser (“GPIMH”) have entered into a services agreement with TWG Global Holdings, LLC (“TWG”), a party that owns a minority interest in the Adviser’s parent company, where, among other services, TWG will introduce GPIMH and certain of its subsidiaries to potential sources of originated transactions and to potential investors. Other services provided by TWG through this arrangement consist primarily of technology services and marketing consulting. The Adviser and its affiliates that are investment advisers will, in turn, provide periodic non-advisory services to TWG consisting of, among other services, review, analysis and evaluation of assets, investment operations and technology services. Due to the common ownership of the Adviser and TWG, the Adviser has an incentive to direct investments to clients affiliated with TWG. The Adviser maintains policies, procedures and controls to mitigate any such potential conflicts of interest.

     To the extent permitted by applicable law, the Adviser and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Fund, or with respect to portfolio holdings of the Fund, or which may be otherwise based on or seek to replicate or hedge the performance of the Fund. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Fund.

     Some of the Adviser’s employees (and others acting as consultants or advisors) may serve as directors or otherwise serve a role within a portfolio company in which the Fund invests. These services are separate from the services the Adviser renders to the Fund and may thus create conflicts.

     Certain professionals, including investment professionals, of the Adviser may, from time to time, also serve as investment professionals of affiliates. These arrangements, and the relationship between the Adviser and its affiliates, present potential conflicts of interest, including those described herein.

     Present and future activities of the Adviser and its affiliates (and the role and relationships of the Adviser’s personnel with other Guggenheim Entities), in addition to those described in this prospectus, may give rise to additional or different conflicts of interest.

     Portfolio Manager Compensation. As discussed above, portfolio managers may own Common Shares and a portion of their compensation may include equity in the form of shares of certain funds (other than the Fund) managed by the particular portfolio manager. As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of the Fund or a fund that he or she manages. These personal investments may create an incentive for a portfolio manager to favor the Fund or such fund over other advisory clients, including other funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of March 16, 2026, the beneficial ownership of each current trustee, the Fund’s executive officers and the executive officers and trustees as a group. We are not aware of any person that beneficially owns 5% or more of the outstanding voting shares. Percentage of beneficial ownership is based on 400 Common Shares outstanding as of March 16, 2026.

     Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Number	Percentage
Greater than 5% Shareholders(1)
GIHII Asset Holdings, LLC	400	100%
Interested Trustees
Brian E. Binder	—	—
Robert Camacho

Independent Trustees
Todd M. Corbin	—	—
James P. Fortescue	—	—
Marc S. Goodman	—	—
Peter E. Roth	—	—
Stephanie T. Yeh	—	—

Executive Officers Who Are Not Trustees
James M. Howley	—	—
Joanna M. Catalucci	—	—
Mark E. Mathiasen	—	—

All Trustees and Executive Officers as a
Group (10 persons)	—	—

(1)	The address for GIHII Asset Holdings, LLC and all of the Fund’s officers and Trustees is c/o Guggenheim Private Investments, LLC, 330 Madison Avenue, New York, NY 10017.

The following table sets forth the dollar range of our equity securities as of March 16, 2026.

Dollar Range of Equity
Name and Address	Securities in Fund(1)(2)(3)
Interested Trustees
Brian E. Binder	—
Robert Camacho	—

Independent Trustees(1)
Todd M. Corbin	—
James P. Fortescue	—
Marc S. Goodman	—
Peter E. Roth	—
Stephanie T. Yeh

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equities securities beneficially owned by our Trustees is based on the public offering price of $25 per share.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTIONS

     We expect to pay regular monthly distributions commencing with the first full calendar quarter after the escrow period concludes. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

     Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our tax treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax-exempt income, if any. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

     The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/ or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares).

     There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

     From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board of Trustees.

     We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Investment Advisory Agreement and Administration Agreement.”

     Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

     For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, the Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.

     We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for and maintain RIC tax treatment, we must distribute to our shareholders in each taxable year at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and, if any, net tax-exempt income for that taxable year. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.

     We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”

     If we issue senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

     We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES

     The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

     The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 400 shares were outstanding as of March 16, 2026, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to distributions, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our Common Shares will develop in the future. We do not intend for the Common Shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our Common Shares. No Common Shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.

     None of our Common Shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities
		Amount Held	Amount
	Amount	by Fund for its	Outstanding as
Title of Class	Authorized	Account	of March 16, 2026
Class S	Unlimited	—	None
Class D	Unlimited	—	None
Class I	Unlimited	—	$10,000

Common Shares

     Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such Common Shares or redeem any outstanding Common Shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case where the number of nominees for trusteeships exceeds the number of trustees to be elected, in which case a majority of all votes cast shall be required to elect such nominee. Pursuant to our Declaration of Trust, our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws; provided, however, that if any amendment or new addition to the Bylaws adversely affects the voting rights of shareholders, such amendment or addition must be approved by the affirmative vote of holders of a majority of the outstanding voting securities of the Fund entitled to vote on the matter.

Class S Shares

     No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.

     We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

     No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.

     We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

     Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

     No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I shares.

     Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Guggenheim or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Other Terms of Common Shares

     We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the anticipated exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

     This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

     Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to Common Shares and before any purchase of Common Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

     The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

     Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law, except as to duties (including state law fiduciary duties of loyalty and care) and liabilities with respect to matters arising under the federal securities laws. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable legal expenses and other costs in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

     We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an Independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

     In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

     We were formed in Delaware on March 6, 2025, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

     Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

     Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of Common Shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

     Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction occurs at our formation and is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Adviser, Trustees or Affiliates

     Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction occurs at our formation and is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

     Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

     Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

     Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

     Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than three. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees' positions.

     Our Declaration of Trust provides that a Trustee may be removed only for cause and only by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons). Our Declaration of Trust provides that, notwithstanding the foregoing provision, any Trustee may be removed with or without cause upon the vote of a majority of then-outstanding Common Shares.

     We have a total of 7 members of our Board of Trustees, 5 of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be Independent Trustees except for a period of up to 120 days, or such longer period permitted by law, after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. The Board is divided into three classes, designated Class I, Class II and Class III, and the term of office of the Trustees (each, a “Term”) of one class shall terminate upon the expiration of such Term as set forth below, and, in all cases, as to each Trustee, such Term shall extend until his or her successor shall be elected by the shareholders or until his or her earlier resignation, removal from office, death or incapacity. The initial Term of office of Trustees of Class I shall expire at our 2028 meeting of shareholders; the initial Term of office of Trustees of Class II shall expire at our 2029 meeting of shareholders, and the initial Term of office of Trustees of Class III shall expire at our 2030 meeting of shareholders. Following such initial Terms, each class of Trustees shall stand for election upon the third anniversary of the respective meeting of shareholders at which such class of Trustees was elected. Each Trustee may be reelected to an unlimited number of succeeding Terms in accordance with the Declaration of Trust.

Determinations by Our Board of Trustees

     Our Declaration of Trust contains a provision that states the authority of our Board of Trustees to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our Board of Trustees and consistent with our Declaration of Trust is final and conclusive and binding upon us and our shareholders. This provision does not alter the duties our Board of Trustees owes to us or our shareholders pursuant to our Declaration of Trust, under Delaware law and under the 1940 Act. Further, it would not restrict the ability of a shareholder to challenge an action by our Board of Trustees which was taken in a manner that is inconsistent with our Declaration of Trust or the Board of Trustees’ duties under Delaware law and the 1940 Act or which did not comply with the requirements of the provision.

Action by Shareholders

     Our bylaws provide that shareholder action can be taken at an annual meeting or a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. The Fund expects to hold annual meetings. Special meetings may be called by a majority of the Board and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our organizational documents provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

     With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

     Our Declaration of Trust also provides that, subject to the provisions of any class or series of Common Shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•	modify the Declaration of Trust;
•	remove the Adviser or appoint a new investment adviser;
•	dissolve the Fund;
•	sell all or substantially all of our assets other than in the ordinary course of business; or
•	remove any Trustee with or without cause (provided the aggregate number of Trustees after such removal shall not be less than the minimum required by the Declaration of Trust).

     Subject to the mandatory provisions of any applicable laws or regulations and subject to the other provisions of our Declaration of Trust, a plurality of all votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient, without concurrence by our Board of Trustees, to elect a Trustee, provided that, in the case where the number of nominees for the trusteeships (or, if applicable, the trusteeships of a particular class of Trustees) exceeds the number of such Trustees to be elected, a majority of all votes cast shall be required to elect such nominee.

     The purpose of requiring shareholders to give us advance notice of nominations and other business, as set forth in our bylaws, is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

     Our Adviser or the Board of Trustees may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•	amend the Declaration of Trust except for amendments that would not adversely affect the rights of our shareholders;
•	except as otherwise permitted under the Investment Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law);
•	sell all or substantially all of our assets other than in the ordinary course of business; or
•	cause the merger or similar reorganization of the Fund.

Amendment of the Declaration of Trust and Bylaws

     Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by the affirmative vote of the holders of more than two-thirds (66.6% of the outstanding Shares of the Fund entitled to vote thereon.

     Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.

Actions by the Board of Trustees Related to Merger, Conversion, Reorganization or Dissolution

     The Board of Trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act. The Adviser or our Board of Trustees may not cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees. Such a dissolution may be costly and may cause the Fund (and thus its shareholders) to incur losses on their investment.

Derivative Actions

     No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. Any shareholder may maintain a derivative action on behalf of the Fund. A “derivative” action does not include any derivative or other action arising under the U.S. federal securities laws.

     In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “Independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.

Exclusive Delaware Jurisdiction

     Each Trustee, each officer and each person legally or beneficially owning a share or an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to the Fund, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Statute, (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Fund or (F) the federal securities laws of the United States, including, without limitation, the 1940 Act, or the securities or antifraud laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)) shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. The exclusive jurisdiction provisions shall not apply to claims, suits, actions or proceedings arising out of or relating to the federal or state securities laws or the rules and regulations thereunder.

Restrictions on Roll-Up Transactions

     In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our assets from a competent independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with the Adviser and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

     In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
•	one of the following:
•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

     We are prohibited from participating in any proposed roll-up transaction:

•	which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the Declaration of Trust, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the Declaration of Trust, our dissolution or a merger or other reorganization;
•	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;
•	in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the Declaration of Trust; or
•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction;

Access to Records

     Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

     A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

     Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.guggenheiminvestments.com and on the SEC’s website at www.sec.gov.

     Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website at www.guggenheiminvestments.com. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

     Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE

     We expect to determine our NAV for each class of Common Shares each month as of the last day of each calendar month. The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.

     We conduct the valuation of our investments, upon which our NAV is based, at all times consistent with GAAP and the 1940 Act. We value our investments in accordance with ASC 820 and Rule 2a-5 under the 1940 Act, which defines fair value as the value of a portfolio investment for which market quotations are not readily available. A market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a readily available market quotation for these investments existed, and these differences could be material.

     Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment.

     Where prices or inputs are not available or, in the judgment of the Adviser, are not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or for which market prices are not readily available, are valued at fair value as determined in good faith by the Adviser as our valuation designee under Rule 2a-5 under the 1940 Act, pursuant to our valuation policy and the Adviser’s valuation policy and procedures, and under the oversight of the Board of Trustees, based on, among other things, the input of one or more independent valuation firms retained by us to review our investments and Guggenheim pricing team personnel. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. Our Board of Trustees may approve modifications to the Adviser’s valuation policy and procedures from time to time.

     The Adviser undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, or are available but deemed not reflective of the fair value of an investment, which includes, among other procedures, the following:

•	The valuation process begins with each investment being preliminarily valued by the Adviser in conjunction with the Adviser’s investment professionals responsible for each portfolio investment and certain Guggenheim pricing team personnel;
•	In addition, independent valuation firms engaged by the Adviser may prepare quarter-end valuations of such investments except de minimis investments, as determined by the Adviser. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
•	The Adviser’s Valuation Committee reviews each valuation recommendation to confirm they have been calculated in accordance with the valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
•	The Adviser then determines fair value marks for each of our portfolio investments; and
•	The Board of Trustees and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.

     When we determine our NAV as of the last day of a month that is not also the last day of a calendar quarter, we intend to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Adviser will generally value such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the value for each relevant investment using a range of values from an independent valuation firm, where applicable, in accordance with the Adviser’s valuation policy and procedures. Additionally, the Adviser may otherwise determine to update the most recent quarter end valuation of an investment without reliable market quotations that the Adviser considers to be material to the Fund using a range of values from an independent valuation firm.

     As part of the valuation process, we will take into account relevant factors in determining the fair value of our investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, of: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Adviser considers whether the pricing indicated by the external event corroborates its valuation.

     Our most recently determined NAV per share for each class of shares will be available on our website: www. guggenheiminvestments.com. We will report our NAV per share as of the last day of each month on our website, generally, within 20 business days of the last day of each month.

PLAN OF DISTRIBUTION

General

     We are offering a maximum of $2,500,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Guggenheim Funds Distributors, LLC, the Intermediary Manager, a registered broker-dealer affiliated with the Adviser. Because this is a “best efforts” offering, the Intermediary Manager must only use its best efforts to sell the Common Shares, which means that no underwriter, broker or other person will be obligated to purchase any Common Shares. The Intermediary Manager is headquartered at 330 Madison Avenue, New York, NY 10017. We are offering a minimum of $100,000,000 in Common Shares. See “ —Escrow Arrangement.” The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Intermediary Manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the Common Shares, shareholders will likely have limited ability to sell their Common Shares until there is a liquidity event for the Fund.

     We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.

     Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Guggenheim or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s Common Shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $25,000, unless waived by the Intermediary Manager. If you are eligible to purchase all three classes of Common Shares, then in most cases you should purchase Class I shares because participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Intermediary Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.

     The number of Common Shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the Common Shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the Common Shares that we have registered. Although we have registered a fixed dollar amount of our Common Shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

     This offering must be registered in every state in which we offer or sell Common Shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling Common Shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

     During the escrow period, the per share purchase price for the class of share being purchased will be $25.00. After the close of the escrow period, shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

Escrow Arrangement

     We will take purchase orders and hold investors’ funds in an interest-bearing escrow account until we receive purchase orders for at least $100 million (excluding any shares purchased by our Adviser, its affiliates and our Trustees and officers), and our Board of Trustees has authorized the release of the escrowed purchase order proceeds to us so that we can commence operations. Even if we receive purchase orders for $100 million, our Board of Trustees may elect to wait a substantial amount of time before authorizing, or may elect not to authorize, the release of the escrowed proceeds. If we do not raise the minimum amount and commence operations by [ ], 2027 (one year following the effective date of the registration statement of which this prospectus is a part), this offering will be terminated and our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. Notwithstanding the foregoing, you may elect to withdraw your purchase order and request a full refund of your investment with interest and without deduction for escrow expenses at any time before the escrowed funds are released to us. If we break escrow for this offering and commence operations, interest earned on funds in escrow will be released to our account and constitute part of our net assets. Our escrow agent is The Bank of New York Mellon, Guggenheim Funds c/o BNY TA Alternative Investment Funds, PO Box 534484, Pittsburgh, PA 15253-4484.

Underwriting Compensation

     We entered into an intermediary manager agreement (the “Intermediary Manager Agreement”) with the Intermediary Manager, pursuant to which the Intermediary Manager agreed to, among other things, manage our relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Intermediary Manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our Common Shares.

Upfront Sales Loads

     Class S, Class D and Class I Shares. No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares.

Shareholder Servicing and/or Distribution Fees — Class S and Class D

     The following table shows the shareholder servicing and/or distribution fees we pay the Intermediary Manager with respect to the Class S, Class D and Class I on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing
and/or Distribution Fee
as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	— %

     Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.

     The shareholder servicing and/or distribution fees will be paid monthly in arrears. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/ or distribution fees charged. The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.

     Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. Because the shareholder servicing and/or distribution fees are paid out of the Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Compensation

     We or the Adviser may also pay directly, or reimburse the Intermediary Manager if the Intermediary Manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees).

Limitations on Underwriting Compensation

     We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

     In addition, consistent with the anticipated exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

     This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Intermediary Manager fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Intermediary Manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).

Term of the Intermediary Manager Agreement

     Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. Our obligations under the Intermediary Manager Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).

Indemnification

     To the extent permitted by law and our Declaration of Trust, we will indemnify the participating brokers and the Intermediary Manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material

     In addition to this prospectus, we will use sales material in connection with the offering of Common Shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering and the past performance of the Adviser and its affiliates. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

     We are offering Common Shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.

Share Distribution Channels and Special Discounts

     We expect our Intermediary Manager to use multiple distribution channels to sell our Common Shares. These channels may charge different brokerage fees for purchases of our Common Shares. Our Intermediary Manager is expected to engage participating brokers in connection with the sale of the Common Shares of this offering in accordance with participating broker agreements. Pursuant to separate agreements with such financial intermediaries, during the Waiver Period, the Adviser will bear the cost of any transaction or other fees, including upfront placement fees or brokerage commissions, charged by other financial intermediaries through whom you purchase our Common Shares.

Offering Restrictions

Notice to Non-U.S. Investors

     The Common Shares described in this prospectus have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in this prospectus. To the extent you are a citizen of, or domiciled in, a country or jurisdiction outside of the United States, please consult with your advisors before purchasing or disposing of Common Shares.

Country-Specific Legends

Notice to Residents of Japan

     This prospectus is not, and under no circumstances is to be considered as, a public offering of securities in Japan. No registration pursuant to Article 4 paragraph 1 of Japan’s Financial Instruments and Exchange Act (“FIEA”) has been or will be made with respect to the solicitation of applications for acquisition of the Common Shares of the Fund on the grounds that such solicitation would constitute a “solicitation for qualified institutional investors” as set forth in Article 23-13, paragraph 1 of the FIEA.

     Each investor is prohibited from transferring its Common Shares to any person other than a qualified institutional investor as defined in Article 2, paragraph 3, item 1 of the FIEA (“QII”), and is notified of this transfer restriction by the delivery of this prospectus. This prospectus is distributed on a confidential basis and may not be reproduced in any form or transmitted to any person other than the persons to whom it is addressed. No Common Shares in the Fund will be issued to any person other than the person to whom the prospectus has been addressed and no persons other than such addressees may treat the same as constituting an invitation for them to invest.

HOW TO SUBSCRIBE

     You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Intermediary Manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our Common Shares, shareholders may have difficulty selling their Common Shares if we choose to offer to repurchase only some, or even none, of the Common Shares that investors desire to have repurchased in a particular quarter, or if our Board of Trustees modifies or suspends the share repurchase program.

     Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.
•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Intermediary Manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•	Submit a wire transfer, instruct your broker-dealer to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker-dealer. During the escrow period, wire transfers directed, to “The Bank of New York Mellon, as escrow agent for Guggenheim Investments Private Credit Fund.” Placement Fees for Class S Shares and Class D Shares should be deducted out of the investor’s gross subscription agreement and will not constitute part of an investor’s investment in the Fund. Only the net subscription amount should be wire transferred to The Bank of New York Mellon. After the escrow period, wire transfers directed, to “Guggenheim Investments Private Credit Fund.” For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $25,000, additional purchases must be in increments of $500, unless such minimums are waived by the Intermediary Manager. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.
•	By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

     A sale of the Common Shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least seven business days prior to the first day of the month (unless waived by the Intermediary Manager). During the escrow period, the per share purchase price for our Common Shares will be $25.00.

     For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least seven business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available on our website at www.guggenheiminvestments.com generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that NAV and each shareholder’s purchase will be determined and Common Shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

     If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

     Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy Common Shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

     You have the option of placing a transfer on death (TOD), designation on your Common Shares purchased in this offering. A TOD designation transfers the ownership of the Common Shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the Common Shares. If you would like to place a TOD designation on your Common Shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

     Common Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

     If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you purchase in our primary offering will be automatically invested in additional Common Shares of the same class. The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such Common Shares at the time the distribution is payable.

     We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

•	On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least seven business days prior to the first day of the month. If a purchase order is received less than seven business days prior to the first day of the month, unless waived by the Intermediary Manager, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.
•	Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for Common Shares purchased with that effective date.
•	Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.
•	Subscribers are not committed to purchase Common Shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our automated telephone line, (800) 345-7999.
•	You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website, www. guggenheiminvestments.com, including supplements to the prospectus.

     Our NAV may vary significantly from one month to the next. Through our website at www. guggenheiminvestments.com, you will have information about the most recently available NAV per share.

     In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new Common Shares and repurchase outstanding Common Shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM

     We do not intend to list our Common Shares on a securities exchange and we do not expect there to be a public market for our Common Shares. As a result, if you purchase our Common Shares, your ability to sell your Common Shares will be limited.

     Beginning no later than the first full calendar quarter from the date on which we break escrow for this offering, and at the discretion of our Board of Trustees, we intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board of Trustees may amend, suspend or terminate the share repurchase program if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

     Upon a determination by the Board to (i) suspend our share repurchase program or (ii) materially modify our share repurchase program in a manner that reduces liquidity available to our shareholders, our share repurchase program requires the Board to consider, at least quarterly, whether continuing to restrict repurchases or resuming repurchases at the original repurchase limits set forth in the share repurchase program would be in the best interest of the company and our shareholders. However, our Board is not required to authorize the recommencement of our share repurchase program within any specified period of time. Our Board may also determine to terminate our share repurchase program if required by applicable law or in connection with a transaction in which our shareholders receive liquidity for their Common Shares, such as a sale or merger of the Fund or listing of our Common Shares on a national securities exchange.

     We expect to repurchase shares pursuant to tender offers each quarter at a price equal to the NAV per share, except that Common Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

     You may tender all of the Common Shares that you own. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.

     All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase Common Shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

     We will offer to repurchase Common Shares on such terms as may be determined by our Board of Trustees in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our Board of Trustees will exercise its discretion to offer to repurchase Common Shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of Common Shares that you request to have repurchased. If we do not repurchase the full amount of your Common Shares that you have requested to be repurchased, or we determine not to make repurchases of our Common Shares, you will likely not be able to dispose of your Common Shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of Common Shares under the share repurchase program.

     Repurchases of Common Shares from shareholders by the Fund will be paid in cash promptly after the expiration of any tender offer as required by federal securities laws governing tender offers. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Common Shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Common Shares, except for the Early Repurchase Deduction.

     The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations we have not established any limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer Common Shares than described above, or none at all.

     In the event that any shareholder fails to maintain the minimum balance of $500 of our Common Shares, we may repurchase all of the Common Shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.

     Payment for repurchased Common Shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Common Shares.

DISTRIBUTION REINVESTMENT PLAN

     We intend to adopt a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional Common Shares will be credited to each participating shareholder’s account to three decimal places.

     No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our Common Shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Pennsylvania, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Pennsylvania, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.

     If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or The Bank of New York Mellon (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Common Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of Common Shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred Common Shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the distribution reinvestment plan subsequent to the expiration of the tender offer will be considered part of the participant’s request to tender its Common Shares in full, and shareholder’s participation in the distribution reinvestment plan will be terminated as of the Valuation Date of the applicable tender offer. Any distributions to be paid to such shareholder on or after the Valuation Date will be paid in cash on the scheduled distribution payment date.

     If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your Common Shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

     Any purchases of our Common Shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

     The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such Common Shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.

     See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information. Additional information about the distribution reinvestment plan may be obtained by calling, (800) 345-7999 or by sending a written request to Guggenheim Funds c/o BNY TA Alternative Investment Funds, PO Box 534484, Pittsburgh, PA 15253-4484.

REGULATION

     The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets

     Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	satisfies any of the following:
(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or
(iv)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any Eligible Portfolio Company controlled by the BDC.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the BDC already owns 60% of the outstanding equity of the Eligible Portfolio Company.
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

     In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance

     A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

     Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to elsewhere in this prospectus, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.

Warrants

     Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio

     We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On January 16, 2026, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We are also permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

     We intend to establish one or more credit facilities, asset-based lending facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over SOFR or another reference rate. We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders indirectly bear the costs associated with any borrowings under a credit facility or otherwise, including increased management fees payable to the Adviser as a result of such borrowings. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

     We may be the issuer of bonds in future bond offerings.

     We may enter into a TRS agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule 18f-4, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.

     We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. Debt securitizations (including in CLOs) are a form of secured financing, which would generally be consolidated on our financial statements and subject to our overall asset coverage requirement. There can be no assurance that we will be able to obtain a CLO debt securitization on favorable terms or at all or that any such financing will benefit our investment performance. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics

     We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Affiliated Transactions

     We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Proxy Voting Policies and Procedures

     We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser, and, accordingly, are subject to change.

     As an investment adviser registered under the Advisers Act, the Adviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

     The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

     Decisions on how to vote a proxy generally are made by the Adviser. The Investment Committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing the Fund’s investment in a particular company.

Proxy Voting Records

     You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Guggenheim Private Investments, LLC, 330 Madison Ave, New York, NY 10017.

Other

     We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

     We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

     We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

     We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

     Our internet address is www.guggenheiminvestments.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our Common Shares as capital assets. A U.S. shareholder is a shareholder who is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a U.S. corporation, (iii) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or (iv) any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities that elect mark to market treatment, or persons that will hold our Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or any U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our Common Shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

     The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

     To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in clause 3(b) above).

     As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income, if any, for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

     A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at the regular corporate rate on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

     While the Fund generally intends to qualify as a RIC for each taxable year, it is possible that as we ramp up our portfolio we may not satisfy the diversification requirements described above, and thus may not qualify as a RIC, for the short taxable year from the date on which we break escrow for this offering. In such case, however, we anticipate that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on our business, financial condition and results of operations, although there can be no assurance in this regard. The remainder of this discussion assumes that the Fund qualifies as a RIC for each taxable year.

Distributions

     Distributions to shareholders by the Fund of ordinary income and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

     Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by shareholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

     Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional Common Shares will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. The additional Common Shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the Common Shares were credited to the shareholder’s account.

     The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at the regular corporate rate on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale or Exchange of Shares

     Upon the sale, exchange or other disposition of our Common Shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Common Shares. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Common Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

     No loss will be allowed on the sale, exchange or other disposition of Common Shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other disposition of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains) with respect to such Common Shares.

     From time to time, the Fund may offer to repurchase its outstanding Common Shares. Shareholders who tender all Common Shares of the Fund held, or considered to be held, by them (and do not own any preferred shares of the Fund) will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the repurchase of its Common Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Common Shares of the Fund.

     Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments

     Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

     These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

     The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount and Market Discount

     For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Furthermore, we have elected to amortize market discount and include such amounts in our taxable income on a current basis, instead of upon disposition of the applicable debt obligation. Because any original issue discount or market discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.

Investment in Partnerships

     Certain Secondaries Investments may be made in entities that are treated as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Secondaries Investments (including in circumstances where investments by the

Secondaries Investments, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Secondaries Investments that it would otherwise have continued to hold, or devise other methods of cure (such as holding the investment through a taxable subsidiary), to the extent certain Secondaries Investments earn income of a type that is not qualifying gross income for purposes of the 90% gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Currency Fluctuations

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

     The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

     If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Shares in certain circumstances. Limits on the Fund’s payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

     The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Shareholders

     U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

     If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Common Shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of

30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of Common Shares.

     If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Common Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

     The Fund may be required to withhold from distributions to foreign shareholders that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

     Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our Common Shares.

Other Taxation

     Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CERTAIN ERISA CONSIDERATIONS

     Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including, without limitation, an individual retirement account (an “IRA”) and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any U.S. or non-U.S. federal, state, local or other laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.

General Fiduciary Matters

     ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor and prohibit certain transactions involving the assets of a Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of such a Benefit

Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term Benefit Plan Investor is defined under the Plan Asset Regulations to include any (a) “employee benefit plan” (as defined in section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, (b) “plan” as defined in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

     In contemplating an investment in the Fund, each fiduciary of a Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Fund, the Adviser or any of their respective affiliates is a fiduciary with respect to such assets of the Plan.

Prohibited Transaction Issues

     Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code. The fiduciary of a Benefit Plan Investor that proposes to purchase or hold any Common Shares should consider, among other things, whether such purchase and holding may involve the sale or exchange of any property between a Benefit Plan Investor and a party in interest or disqualified person, or the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any plan assets. Depending on the satisfaction of certain conditions which may include the identity of the Benefit Plan Investor fiduciary making the decision to acquire or hold the Common Shares on behalf of a Benefit Plan Investor, Prohibited Transaction Class Exemption (“PTCE”) 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 95-60 (relating to investments by an insurance company general account), PTCE 96-23 (relating to transactions directed by an in-house asset manager) or PTCE 90-1 (relating to investments by insurance company pooled separate accounts) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of the foregoing exemptions or any other class, administrative or statutory exemption will be available with respect to any particular transaction involving the Common Shares. It is also possible that one of these exemptions could apply to some aspect of the acquisition or holding of such Common Shares, but not apply to some other aspect of such acquisition or holding. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of a Benefit Plan Investor considering acquiring and/or holding our Common Shares in reliance on these or any other exemption should carefully review the exemption in consultation with their legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Asset Issues

     An additional issue concerns the extent to which we or all or a portion of our assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and the prohibited transaction provisions of the Code. Under ERISA and the Plan Asset Regulations, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant” (each within the meaning of the Plan Asset Regulations).

     Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded (each of the foregoing, a “Controlling Person”). A “publicly offered security” is defined under the Plan Asset Regulations as a security that is (a) “freely transferable”, (b) part of a class of securities that is “widely held,” and (c) (i) sold to the plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and is part of a class of securities that is registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the offering of such securities to the public has occurred, or (ii) is part of a class of securities that is registered under Section 12 of the Exchange Act.

     In the event any class of Common Shares are deemed not to be “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit Benefit Plan Investors to less than 25%, in accordance with the Plan Asset Regulations and/or to prohibit “Benefit Plan Investors” from acquiring Common Shares that are not a part of a class of Common Shares which are considered “publicly-offered securities”. In this respect, we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person and (ii) we will have the power to (a) exclude any shareholder or potential shareholder from purchasing such class of Common Shares and (b) prohibit any redemption of such class of Common Shares, if our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as plan assets for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

     If the assets of the Fund were deemed to be “plan assets” of a Benefit Plan Investor under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

     Plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) may not be subject to the fiduciary responsibility or prohibited transaction rules of ERISA or Section 4975 of the Code, but may be subject to Similar Laws which may affect their investment in our Common Shares. Fiduciaries of any such Plans should consult with counsel in connection with an investment in any class of our Common Shares.

     By acceptance of any class of Common Shares, each shareholder will be deemed to have represented and warranted that either (i) no portion of the assets used by such shareholder to acquire or hold the Common Shares constitutes assets of any Plan or (ii) the purchase and holding of the Common Shares by such shareholder will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.

Reporting of Indirect Compensation

     ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the management fee and incentive compensation payable to the Adviser, are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

     This prospectus does not constitute an undertaking to provide impartial investment advice and it is not our intention to act in a fiduciary capacity with respect to any Plan. The Adviser, Guggenheim and our and their respective affiliates have a financial interest in shareholders’ investment in our Common Shares on account of the fees and other compensation they expect to receive (as the case may be) from us and their other relationships with us as contemplated in this prospectus. Any such fees and compensation do not constitute fees or compensation rendered for the provision of investment advice to any Plan. Each Plan will be deemed to represent and warrant that it is advised by a fiduciary that is (a) independent of the Adviser, Guggenheim and their respective affiliates; (b) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies contemplated in this prospectus; and (c) a fiduciary (under ERISA, Section 4975 of the Code or applicable Similar Law) with respect to the Plan’s investment in the Common Shares, who is responsible for exercising independent judgment in evaluating the Plan’s investment in the Common Shares and any related transactions.

     Each Plan investor is advised to contact its own legal and financial advisors and other fiduciaries unrelated to the Adviser, Guggenheim and any of their respective affiliates about whether an investment in our Common Shares, or any decision to continue to hold, transfer or provide any consent with respect to any such Common Shares, may be appropriate for the Plan’s circumstances.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

     Our securities are held under a custody agreement by The Bank of New York Mellon. The address of the custodian is 240 Greenwich St., New York, NY 10286. The Bank of New York Mellon acts as our transfer agent and distribution disbursing agent for our Common Shares. The principal business address of the transfer agent is BNY TA Alternative Investment Funds, PO Box 534484, Pittsburgh, PA 15253-4484.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board of Trustees, if any, the Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

EXPERTS

     The accompanying financial statements of the Fund as of January 2, 2026 and for the period March 6, 2025 (inception date) through January 2, 2026, and the related notes to the financial statements (collectively, the “financial statements”), included in this Registration Statement, have been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

LEGAL MATTERS

     Dechert LLP, Washington, DC, acts as counsel to the Fund.

AVAILABLE INFORMATION

     We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

     We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

WEBSITE DISCLOSURE

     We use our website (www.guggenheiminvestments.com) as a channel of distribution of company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this Registration Statement.

Effective date: 12.17.2025

Privacy Policy

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, GS Gamma Advisors, LLC, Guggenheim Partners Fund Management (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Corporate Funding, LLC, Guggenheim Wealth Solutions, LLC , Guggenheim Private Investments, LLC, Guggenheim Investments Loan Advisors, LLC, as well as the funds in the Guggenheim Funds complex (collectively, the “Funds”, “Guggenheim,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, NY 10017 is the data controller for your information. The Affiliates who are also controllers of certain parts of your information are: Guggenheim Investment Advisors (Europe) Limited; Guggenheim Partners Europe Limited; Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Guggenheim Wealth Solutions, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money, but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and / or from third parties, including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, email or telephone. We may combine the information that we collect through the methods noted above with information that we receive from other sources, both online and offline, and use such combined information in accordance with this Privacy Policy. We may also collect customer due diligence information, as required by applicable law and regulation, through third-party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud, and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

• We use your information in connection with servicing your accounts.

• We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

• We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

• We use information for security purposes. We may use your information to protect our company and our customers.

• We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

• We use information as otherwise permitted by law, as we may notify you.

• We may aggregate and / or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate / Anonymous Information”). We may use Aggregate / Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold, we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud or for anti-money laundering, or sanctions checks).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@ GuggenheimPartners.com.

In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request that you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase, and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our website—GuggenheimInvestments. com— by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls, and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store.

However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and / or other electronic transmissions can be completely secure. Our web site uses “cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above), as permitted by law. We maintain strict physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information, and protect against any anticipated threats or hazards to the security or integrity of your information, and protect against unauthorized access to or use of your information that could result in substantial harm or inconvenience to you.

We also have policies and procedures to detect, respond to, and recover from unauthorized access to or use of your information, including providing you with notification and service provider oversight.

We keep your information for no longer than necessary for the purposes for which it is processed, and take reasonable measures to protect your information against unauthorized access to or use during its disposal. The length of time for which we retain information depends on the purposes for which we collected and use it and / or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored, and processed in the United States where our servers are located and our databases are operated.

The data protection and other laws of the United States and other countries may not be as comprehensive as those in your country. In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described in the column on the right.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at GuggenheimInvestments. com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@ GuggenheimPartners.com.

GIPP-10-1225 x0326

INDEX TO FINANCIAL STATEMENTS
Guggenheim Investments Private Credit Fund
Page
Report of Independent Registered Public Accounting Firm	F-1
Statement of Assets and Liabilities as of January 2, 2026	F-2
Statement of Operations for the Period from March 6, 2025 (Inception Date) through January 2, 2026	F-3
Notes to Financial Statements	F-4

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KPMG LLP
Aon Center
Suite 5500
200 E. Randolph Street
Chicago, IL 60501-6436

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Guggenheim Investments Private Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Investments Private Credit Fund (the Fund) as of January 2, 2026, and the related statement of operations for the period from March 6, 2025 (inception date) through January 2, 2026, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 2, 2026, and the results of its operations for the period from March 6, 2025 (inception date) through January 2, 2026, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

Chicago, Illinois
January 13, 2026

F-1

Guggenheim Investments Private Credit Fund
Statement of Assets and Liabilities
As of January 2, 2026
Assets:
Cash	$10,000
Receivable from Adviser – organization expenses	$541,720
Deferred offering costs	$1,415,783
Total Assets	$1,967,503
Liabilities:
Due to adviser - organization expenses	$541,720
Due to adviser - offering expenses	$1,415,783
Total Liabilities	$1,957,503
Net Assets	$10,000
Net Assets Consist Of:
Class I common shares, par value $0.01 per	$4
share, unlimited common shares authorized;
400 Class I common shares issued and outstanding
Additional paid-in capital	$9,996
Total distributable earnings (loss)	$0
Net Assets	$10,000
Shares outstanding ($0.01 par value with	400
unlimited amount authorized)
Net Asset Value per share	$25.00

See accompanying notes to financial statements.

F–2

Guggenheim Investments Private Credit Fund
Statement of Operations
For the Period March 6, 2025 (Inception Date) through January 2, 2026
Investment Income:
Total investment income	$-
Expenses:
Organization expenses	$541,720
Total Expenses	$541,720
Less
Organization expenses reimbursed by Adviser	$(541,720)
Net expenses	$-
Net Loss	$-
Net decrease in net assets	$-

See accompanying notes to financial statements.

F–3

Notes to Financial Statements
As of January 2, 2026

1. Organization

Guggenheim Investments Private Credit Fund (the “Fund”) is a newly organized Delaware Statutory Trust formed on March 6, 2025. The Fund is a non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and operate in a manner so as to qualify for the tax treatment applicable to RICs.

The Fund’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to invest primarily in originated loans and other securities, including broadly syndicated loans, of U.S. private companies and to a lesser extent European and other non-U.S. companies. The Fund is externally managed by Guggenheim Private Investments, LLC (the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a leading global investment manager. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

On January 2, 2026, an affiliate of the Fund’s Adviser, as its sole initial shareholder, purchased 400 shares of its Class I common shares, par value $0.01, at a price of $25 per share, thereby generating aggregate proceeds of $10,000.

As of January 2, 2026, the Fund was still devoting substantially all of its efforts to establishing the business and its planned principal operations and investing activities had not commenced.

2. Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies (“ASC 946”). The Fund’s first fiscal period will end on December 31, 2026.

Cash

Cash includes funds from time to time deposited with financial institutions. Cash is carried at cost which approximates fair value.

Organization and Offering Expenses

The Adviser has agreed to advance all of the Fund’s organization and offering expenses on its behalf through the date on which the Fund breaks escrow (as defined below in Note 6). Unless the Adviser elects to cover such expenses pursuant to the Expense Support Agreement, the Fund will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow.

Organization expenses are expensed as incurred on the Fund’s Statement of Operations. Offering expenses are recorded as deferred assets and amortized to expense over 12 months on a straight-line basis upon the commencement of operations.

Pursuant to the Fund’s prospectus, the total organization and offering expenses will not exceed 15 percent of the gross proceeds from the offering of shares.

The Adviser has agreed to pay certain organization and offering expenses prior to the commencement of operations of the Fund, on behalf of the Fund (the “Expenses”). The Expenses may be subject to reimbursement pursuant to the Expense Support and Conditional Reimbursement Agreement. Currently, the Adviser has voluntarily determined to waive reimbursement of the Expenses from the Fund. The Adviser will be entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund and, upon proper request to the Fund, the Fund shall be obligated to pay the Adviser such reimbursement.

F–4

Income Taxes

The Fund intends to elect to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of- income and asset diversification requirements and timely distribute to its shareholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Fund intends to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes so long as the Fund maintains its status as a RIC.

The Fund is a Delaware Statutory Trust which is disregarded as an entity separate from its sole initial shareholder for U.S. federal income tax purposes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

Use of Estimates

The preparation of the financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statement and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates.

3. Agreements

Investment Advisory Agreement

The Adviser will provide management services to the Fund pursuant to the Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:

· determining the composition and allocation of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such strategies;

· identifying, evaluating, negotiating and structuring the investments the Fund makes;

· performing due diligence on prospective portfolio companies;

· executing, closing, servicing and monitoring the investments;

· determining the securities and other assets that the Fund will purchase, retain or sell;

· exercising voting rights in respect of portfolio securities and other investments;

· serving on, and exercising observer rights for, boards of directors and similar committees of portfolio companies;

· arranging for corporate debt financing, subject to oversight and approval of the Board of Trustees; and

· providing the Fund with such other investment advisory, research and related services as the Fund may reasonably require for the investment of its capital.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to the Fund are not impaired.

Compensation of Adviser

Pursuant to the Investment Advisory Agreement, the Fund will pay the Adviser a fee for investment advisory and management services consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.

Management Fees

The management fee is payable monthly and is settled and paid quarterly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of

F–5

the Investment Advisory Agreement, net assets means the total assets less liabilities determined on a consolidated basis in accordance with U.S. GAAP. For the first calendar month in which the Fund has operations, net assets will be measured as the beginning net assets as of the date on which the Fund breaks escrow. In addition, the Adviser has agreed to waive its management fee for the first six months following the date on which the Fund breaks escrow for its offering (the “Waiver Period”). The longer an investor holds shares of common stock during this period, the longer such investor will receive the benefit of the Waiver Period. Fees waived during the Waiver Period are not subject to recoupment by the Adviser.

Incentive Fees

The incentive fees consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is based on a percentage of the Fund’s income and the other component is based on a percentage of the Fund’s capital gains, each as described below.

Income Based Incentive Fees

The first part the Fund’s incentive fees is based on its income and is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive.

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Fund will pay the Adviser an income-based incentive fee quarterly in arrears with respect to its Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

· No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

· 100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). The Fund refers to this portion of its Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of the Fund’s Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

· 12.5% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catchup is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

The Adviser agreed to waive the incentive fee based on income for the Waiver Period. The longer an investor held common shares during this period, the longer such investor will have received the benefit of the Waiver Period.

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Capital Gains based Incentive Fee

The second component of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year in arrears. The amount payable equals:

· 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Fund were to sell the relevant investment and realize a capital gain.

In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

Administration Agreement

Under the terms of the Administration Agreement, The Bank of New York Mellon (“BNY” or the “Administrator”) will provide, or oversee the performance of, fund accounting, administrative and certain other services, including, but not limited to, maintaining financial records, overseeing the calculation of the Fund’s Net Asset Value (“NAV”), compliance monitoring and portfolio compliance services, preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of the Fund’s Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Fund will pay the Administrator an asset-based fee calculated and accrued daily and paid monthly and reimburse the Administrator for reasonable out-of-pocket expenses incurred by the Administrator in performing its obligations under the Administration Agreement.

Intermediary Manager Agreement

The Fund has entered into an intermediary manager agreement with Guggenheim Funds Distributors, LLC (the “Intermediary Manager”), pursuant to which the Intermediary Manager has agreed to, among other things, manage the Fund’s relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of common shares, which are referred to as “participating brokers,” and financial advisors. The Intermediary Manager also coordinates the Fund’s marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, the Fund’s investment strategies, material aspects of its operations and subscription procedures. The Fund will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of its common shares.

The Intermediary Manager is an affiliate of the Adviser.

Expense Support Agreement

The Fund has entered into an Expense Support Agreement with the Adviser. The Adviser may elect to pay certain of the Fund’s expenses on its behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Fund in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Fund to the Adviser or its affiliates.

Following any calendar month in which Available Operating Fund (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Fund shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to as a “Reimbursement Payment.” “Available Operating Fund” means the sum of (i) the Fund’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) net capital gains

F–7

(including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

Custodian, Transfer and Distribution Agreement

The Fund has entered into a custody, transfer and distribution agreement with BNY. Pursuant to the agreement, BNY is responsible for the custody of the Fund’s assets and acts as the Fund’s transfer agent and distribution disbursing agent for common shares. For providing the aforementioned services, BNY is entitled to receive a monthly fee equal to an annual percentage of the Fund’s average net assets and certain out of pocket expenses.

4. Commitments and Contingencies

The Adviser has agreed to advance all of the Fund’s expenses, including organization and offering expenses, through the date on which the Fund Breaks Escrow for the initial offering of its common shares. The Fund will be obligated to reimburse the Fund’s investment adviser for such advanced expenses upon Breaking Escrow for the offering, up to a cap of 15 percent of the gross proceeds from the offering of shares. The total organization and offering expenses incurred through January 2, 2026 were approximately $1.96 million.

5. Debt

In accordance with the Investment Company Act, with certain limitations, the Fund is allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 150% after such borrowing.

6. Net Assets

In connection with its formation, the Fund has the authority to issue an unlimited number of common shares of beneficial interest at $0.01 per share par value. On January 2, 2026, an affiliate of the investment adviser purchased 400 shares of the Fund’s Class I common shares of beneficial interest at $25.00 per share.

The Fund intends to offer on a continuous basis up to $2.5 billion of common shares of beneficial interest pursuant to an offering registered with the SEC. Subject to the receipt of an exemptive relief order from the SEC, the Fund expects to offer to sell any combination of three classes of common shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. Until such relief is granted, the Fund will only offer Class I Shares and will not issue Class D Shares or Class S Shares. There is no assurance that such exemptive relief will be granted by the SEC. The Fund may offer additional classes of common shares in the future. The share classes will have different ongoing shareholder servicing and/or distribution fees. Until the release of proceeds from escrow, the per share purchase price for common shares in our primary offering will be $25.00 per share. Thereafter, the purchase price per share for each class of common shares will equal the NAV per share, as of the effective date of the monthly share purchase date. The Intermediary Manager will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering.

The Fund will accept purchase orders and hold investors’ funds in an interest-bearing escrow account until the Fund receives purchase orders for at least $100.0 million, including funds the Fund may raise through one or more private placements of the Fund’s common shares but excluding shares purchased by the Adviser, its affiliates and trustees and officers, in any combination of purchases of Class S shares, Class D shares and Class I shares, and the Board has authorized the release of funds in the escrow account (“Breaks Escrow”).

7. Segment Reporting

Pursuant to FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), an operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Officers of the Fund, subject to the oversight and supervision of the Board of Trustees,

F–8

serve as the CODM for the Fund. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s investment objective which is executed by the Fund’s portfolio managers as a team. The Fund may use a variety of investments to execute its investment strategy. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks, among other metrics, and to make resource allocation decisions for the Fund’s single segment, is consistent with information presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain(loss) are listed on the Fund’s Statement of Operations.

8. Subsequent Events

The Fund’s management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in the financial statements or accompanying notes.

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APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

NOT FOR EXECUTION

Subscription Agreement for Shares of

Guggenheim Investments Private Credit Fund

1.	Subscriber Information
A.	Type of Account

Please select one of the following account types by checking the appropriate box. See Appendix A for supplemental document requirements by account type.

1. Individual / Joint Accounts	2. Retirement Accounts (custodian data required)	3. Entity Accounts
☐ Individual	☐ IRA	☐ Trust
☐ Joint Tenant with Rights of Survivorship (JTWROS)	☐ Roth IRA	☐ C Corporation
☐ Tenants in Common	☐ SEP IRA	☐ S Corporation
☐ Community Property	☐ Rollover IRA	☐ Partnership
☐ Uniform Gift/Transfer to Minors	☐ Inherited IRA	☐ Limited Liability Corporation
State:__________________	☐ Other _______________
Brokerage Account Number: ____________________	Custodian Account Number: ________________________ Custodian Name: _________________________ Custodian Tax ID: _________________________ Custodian Phone: _________________________	Brokerage Account Number: _____________

Custodian Stamp:

B.	Account Title _________________

C.	Custodian (Uniform Gift/Transfer to Minors Account Only)

First Name	Middle Initial.	Last Name

Social Security Number / Tax ID	Date of Birth

Legal Address (Street)	City	State	Zip Code
Mailing Address (Street)	City	State	Zip Code

Email	Daytime phone

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

If non-U.S. citizen, indicate country of citizenship:

Please indicate if you or an immediate family member is an employee, officer, director, or affiliate of Guggenheim

☐ Yes    ☐ No

D.	Custodian Brokerage Identification Number (BIN): _____________
E.	Subscriber Tax Status: ☐ Taxable (1099D/B Forms) ☐ Tax Exempt

SSN:(XXX-XX-XXXX)

Or

EIN:  (XX-XXXXXXX)

F.	Citizenship

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

If non-U.S. citizen, indicate country of citizenship:

(A completed applicable Form W-8 is required for subscription)

G.	Primary Account Holder (if Uniform Gift/Transfer to Minors Account, Should be Completed for Minor)

First Name	Middle Initial	Last Name

Social Security Number / Tax ID	Date of Birth

Legal Address (Street)	City	State	Zip Code
Mailing Address (Street)	City	State	Zip Code

Email	Daytime phone

Please indicate if you or an immediate family member is an employee, officer, director, or affiliate of Guggenheim Partners, LLC (“Guggenheim”)

☐ Yes       ☐ No

H.	Joint Account Holder (if Applicable):

First Name	Middle Init.	Last Name

Social Security Number / Tax ID	Date of Birth

Legal Address (Street)	City	State	Zip Code
Mailing Address (Street)	City	State	Zip Code

Email	Daytime phone

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

If non-U.S. citizen, indicate country of citizenship:

(A completed applicable Form W-8 is required for subscription)

Please indicate if you or an immediate family member is an employee, officer, director, or affiliate of Guggenheim

☐ Yes       ☐ No

I.	Entity Information (Only Required If Section 1.E.3. Completed Above)

Entity Name	Tax ID Number	Date of Formation

Legal Address (Street)	City	State	Zip Code

Country of Domicile

If the mailing address or residential address of any person listed on the account is different than the address listed above, please list the relevant address.

Mailing Address (Street)	City	State	Zip Code

Exemptions (see Form W-9 instructions at www.irs.gov)

Exemptions for FATCA reporting code (if any)

Please indicate if you are a:

☐ Pension plan	☐ Profit sharing plan	☐ Not-for-profit organization
J.	Trustee/Authorized Signatory

First Name	Middle Init.	Last Name

Social Security Number / Tax ID	Date of Birth

Legal Address (Street)	City	State	Zip Code
Mailing Address (Street)	City	State	Zip Code

Email	Daytime phone

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

If non-U.S. citizen, indicate country of citizenship:

Please indicate if you or an immediate family member is an employee, officer, director, or affiliate of Guggenheim

☐ Yes       ☐ No

K.	Co-Trustee/Authorized Signatory
First Name	Middle Init.	Last Name

Social Security Number / Tax ID	Date of Birth

Legal Address (Street)	City	State	Zip Code
Mailing Address (Street)	City	State	Zip Code

Email	Daytime phone

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien

If non-U.S. citizen, indicate country of citizenship:

(completed applicable Form W-8 required)

Please indicate if you or an immediate family member are an employee, officer, director, or affiliate of Guggenheim

☐ Yes      ☐ No

L.	Transfer on Death Beneficiary Information (Optional if Section 1.E.1. Is Completed Above)

Please designate the beneficiary information for your account. If completed, all information is required. May only include whole percentages and total must equal 100%. (Not available for Louisiana residents).

I.
First Name	(MI)	Last Name	SSN	Date of Birth	☐ Primary
☐ Secondary __%

II.
First Name	(MI)	Last Name	SSN	Date of Birth	☐ Primary
☐ Secondary __%

III.
First Name	(MI)	Last Name	SSN	Date of Birth	☐ Primary
☐ Secondary __%
2.	Investment Details
A.	Investment Type

☐ Initial Investment	☐ Additional Investment
B.	Share Class Selection

☐ Share Class S	☐ Share Class D	☐ Share Class I

($2,500 minimum initial investment; $500 minimum subsequent investment)	($2,500 minimum initial investment; $500 minimum subsequent investment)	($25,000 minimum initial investment; $500 minimum subsequent investment)

1 Unless otherwise waived.

C.	Investment Amount

Gross Subscription Amount:	$ ___________
Less: Placement Fees (not to exceed 1.5% (Class D) or 3.5% (Class S) of Gross Subscription Amount, if any:	___________

Net Subscription Amount:	$ ___________
D.	Investment Funding Method
☐	Broker / financial advisor will make payment on your behalf
☐	By wire: Please wire funds according to the instructions below.

Name: Guggenheim Investments Private Credit Fund

Bank Name: The Bank of New York Mellon

ABA: [ ]

Account No.: [ ]

Placement Fees for Class S Shares (not to exceed 3.5%) and Class D Shares (not to exceed 1.5%) should be deducted out of the investor’s Gross Subscription Agreement and will not constitute part of an investor’s investment in the Fund. Only the Net Subscription Amount should be wire transferred to The Bank of New York Mellon.

E.	Distribution Details

Select How You Want to Receive Your Distributions (Please Read Entire Section and Select Only One)

You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OKLAHOMA, OREGON, TENNESSEE, PENNSYLVANIA, VERMONT OR WASHINGTON.

If you are a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Pennsylvania, Vermont or Washington, you have the option to enroll in the Distribution Reinvestment Plan.

If you are NOT a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan.

☐ I want to opt out of the Distribution Reinvestment Plan. Note: if you elect to opt out of the DRIP plan, your distributions will go back into the account you selected in which to hold this investment.

☐ I want to enroll in the Distribution Reinvestment Plan. Note: if you do not elect to enroll in the DRIP plan, your distributions will go back into the account you selected in which to hold this investment.

For IRA (custodial held accounts), if you elect cash distributions, the funds must be sent to the custodian and only option A is available.

F.	Bank Information
i.	BANK INFORMATION FOR DIVIDENDS

Direct deposit to third party financial institution (Complete Section Below)

I authorize Guggenheim Investments Private Credit Fund or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Guggenheim Investments Private Credit Fund in writing to cancel it. In the event that Guggenheim Investments Private Credit Fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution	Mailing Address	City	State	Zip Code

ABA Routing Number	Account Number
ii.	BANK INFORMATION FOR REPURCHASES

Direct deposit to third party financial institution (Complete Section Below)

I authorize Guggenheim Investments Private Credit Fund or its agent to deposit proceeds from repurchased shares into my checking or savings account. This authority will remain in force until I notify Guggenheim Investments Private Credit Fund in writing to cancel it. In the event that Guggenheim Investments Private Credit Fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution	Mailing Address	City	State	Zip Code

ABA Routing Number	Account Number
G.	Electronic Delivery Form (Optional)

Instead of receiving paper copies of Account Communications, you may elect to receive electronic delivery of Account Communications from Guggenheim Investments Private Credit Fund. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election. “Account Communications” means all current and future account statements, the prospectus, prospectus supplements, annual and quarterly reports, tender offer documents, proxy statements, and other shareholder communications and reports regarding your investment in Guggenheim Investments Private Credit Fund. Electronic communication by Guggenheim Investments Private Credit Fund and/or Guggenheim Private Investments, LLC, includes e-mail delivery as well as electronically making available to you Account Communications on Guggenheim Investments Private Credit Fund’s internet site or the internet site of Guggenheim Private Investments, LLC or any third-party service provider to Guggenheim Investments Private Credit Fund, such as Guggenheim Private Investments, LLC, if applicable. Guggenheim Investments Private Credit Fund will notify you by email when and where documents are available. It is your affirmative obligation to notify Guggenheim Investments Private Credit Fund in writing if your e-mail address changes.

You may revoke or restrict your consent to electronic delivery of Account Communications at any time by notifying Guggenheim Investments Private Credit Fund, in writing, of your intention to do so.

You will not receive paper copies of Account Communications unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

Guggenheim Investments Private Credit Fund and Guggenheim Private Investments, LLC will not be liable for any interception of Account Communications. You should note that no additional charge for electronic delivery will be assessed, but you may incur charges from its internet service provider or other internet access provider. In addition, there are risks, such as systems outages, that are associated with electronic delivery.

I consent to electronic delivery
	Primary Investor Initials	Co-Investor Initials

E-mail Address: __________________________________________

If blank, the email provided in Section 1 above will be used.

H.	ERISA Plan Asset Regulations

Are you a “benefit plan investor”2 within the meaning of the Plan Asset Regulations3 or will you use the assets of a “benefit plan investor” to invest in Guggenheim Investments Private Credit Fund?

    ☐ Yes    ☐ No

Are you (i) a person with discretionary authority or control with respect to the assets of Guggenheim Investments Private Credit Fund, (ii) a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or (iii) a person who, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such person having such authority in clauses (i) or (ii) (each, a “Controlling Person”)? For purposes of this paragraph, “control”, with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

    ☐ Yes    ☐ No

I.	Internal Revenue Code Certification (Substitute W9) (required for U.S. Investors):

Under penalties of perjury, I certify that:

The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9 instructions); and

The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

2	The term “benefit plan investor” includes, for e.g.: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for e.g., an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as for e.g., a master trust or a plan assets fund) under ERISA or the Plan Asset Regulations.
3	“Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

J.	Subscriber Signatures

Guggenheim Investments Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Guggenheim Investments Private Credit Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.

Please Note: Items 1-10 in this Section 8 must be read and initialed, to the extent applicable.

In order to induce Guggenheim Investments Private Credit Fund to accept this subscription, I hereby represent and warrant to you as follows:

		Primary Investor Initials	Co-Investor Initials

1.	I (we) have received the prospectus (as amended or supplemented) for Guggenheim Investments Private Credit Fund at least seven business days prior to the date hereof.
2.	I (we) have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000. If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.
3.	In addition to the general suitability requirements described above, I/we meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.
4.	I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
5.	I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am a trustee or authorized agent.
6.	I acknowledge that Guggenheim Investments Private Credit Fund may enter into transactions with Guggenheim affiliates that involve conflicts of interest as described in the prospectus.
7.	I acknowledge that subscriptions must be submitted at least seven business days prior to first day of each month and my investment will be executed as of the first business day of the applicable month at the NAV per share as of the preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share as of the last day of each month will be made available at www.guggenheiminvestments.com within 20 business days after the first calendar day of the next month.
		Initials	Initials

		Primary Investor Initials	Co-Investor Initials
8.	I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdrew my purchase request by notifying the transfer agent at (212) 495-1784 or through my financial intermediary.
9.	I acknowledge that the Subscriber: (i)(A) is not an “investment company” under the 1940 Act; (B) has not elected to be regulated as a “business development company” under the 1940 Act; and (C) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder; or (ii) is permitted to acquire the shares consistent with the applicable provisions of Section 12 of the 1940 Act or the rules thereunder, including pursuant to Rule 12d1-4 under the 1940 Act.
10.

If you live in any of the following states, please read the following carefully and initial the appropriate box to indicate consent: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Tennessee, and Vermont.

If I am an Alabama resident, I have either (i) a minimum of $100,000 annual gross income and a net worth of $100,000, or (ii) a net worth of at least $350,000. In addition, my aggregate investment in Guggenheim Investments Private Credit Fund and other non-traded direct participation programs shall not exceed 10% of my liquid net worth at the time of investment in Guggenheim Investments Private Credit Fund. This concentration limit does not apply to investments made as a result of participation in a distribution reinvestment program nor to an investor who is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended. Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

If I am a California resident, I (1) have either (a) a liquid net worth of $70,000 and annual gross income of $70,000 or (b) a liquid net worth of $300,000, and I may not invest more than 10% of my liquid net worth in Guggenheim Investments Private Credit Fund, or (2) be an accredited investor as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

If I am an Idaho resident, I have either (a) both an annual gross income and net worth of $100,000 or (b) a minimum net worth of $350,000.
		Initials	Initials

Primary Investor Initials	Co-Investor Initials

If I am an Iowa resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in Guggenheim Investments Private Credit Fund and in the securities of other non-traded business development companies (“BDCs”) to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

If I am a Kansas resident, I understand that it is recommended by the Office of the Kansas Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents, and readily marketable securities, as determined in conformity with GAAP.

If I am a Kentucky resident, my investment in Guggenheim Investments Private Credit Fund or its affiliates may not exceed 10% of my liquid net worth. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

If I am a Massachusetts resident, I have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my investment in Guggenheim Investments Private Credit Fund, its affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth.

If I am (we are) a Missouri resident, no more than ten percent (10%) of my (our) liquid net worth shall be invested in Guggenheim Investments Private Credit Fund.

If I am a Nebraska resident, I have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) I must limit my aggregate investment in Guggenheim Investments Private Credit Fund and the securities of other business development companies may not exceed 10% of my net worth. Investors who are accredited investors as defined in Regulation D are not subject to the foregoing investment concentration limit.

Initials	Initials

Primary Investor Initials	Co-Investor Initials

If am a New Jersey resident, I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my investment in Guggenheim Investments Private Credit Fund, its affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of my liquid net worth.

If I am a New Mexico resident, I may not invest, and Guggenheim Investments Private Credit Fund may not accept, more than 10% of my liquid net worth in Guggenheim Investments Private Credit Fund, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. This requirement shall not apply to any person that is an accredited investor as defined by Rule 501(a) of Regulation D.

If I am a North Dakota resident, I have a net worth of at least ten times my investment in Guggenheim Investments Private Credit Fund.

If I am an Ohio resident, my investment in Guggenheim Investments Private Credit Fund, its affiliates, and in any other non-traded BDC, may not exceed 10% of my liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities. The condition also does not apply to purchasers who meet the definition of an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act. The foregoing investment concentration limit shall not apply to an Ohio purchaser who submits to the Ohio Securities Division a completed waiver request in the form prescribed by the Ohio Securities Division prior to purchase.

If I am an Oklahoma resident, my investment in Guggenheim Investments Private Credit Fund may not exceed 10% of my liquid net worth.

If I am an Oregon resident, my investment in Guggenheim Investments Private Credit Fund may not exceed 10% of my liquid net worth. Liquid net worth in Oregon is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

If I am a Pennsylvania resident, my investment in Guggenheim Investments Private Credit Fund may not exceed ten percent (10%) of my liquid net worth. For these purposes, "liquid net worth" is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable investments.

Initials	Initials

Primary Investor Initials	Co-Investor Initials

If I am Puerto Rico resident, my investment in Guggenheim Investments Private Credit Fund, its affiliates, and other non-traded business development companies, may not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

If I am a Tennessee resident, I have a liquid net worth of at least ten times my investment in Guggenheim Investments Private Credit Fund. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

If I am a Vermont resident and am not an “accredited investor” as defined in 17 C.F.R. § 230.501, my investment in this offering may not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

Initials	Initials

In the case of sales to fiduciary accounts, the minimum standards set forth in the prospectus under “SUITABILITY STANDARDS” shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

If you do not have another broker-dealer or other financial intermediary introducing you to Guggenheim Investments Private Credit Fund, then Guggenheim Funds Distributors, LLC may be deemed to be acting as your broker-dealer of record in connection with any investment in Guggenheim Investments Private Credit Fund. For important information in this respect, see Section K below.

I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Guggenheim Investments Private Credit Fund. I acknowledge that the Broker / Financial Advisor (Broker / Financial Advisor of record) indicated in Section 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting Guggenheim Investments Private Credit Fund Investor Relations at the number indicated below.

X			X
	Signature of Investor	Date		Signature of Co-Investor or Custodian (If applicable)	Date

(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE

IF PLAN IS ADMINISTERED BY A THIRD PARTY)

K.	Financial Advisor Information (Required Information. All Fields Must Be Completed.)

The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Broker	Financial Advisor Name

Advisor Mailing Address	City	State	Zip Code

Representative ID	Branch Number	Telephone Number

E-mail Address	Fax Number
Operations Contact Name	Operations Contact Email Address

Please note that unless previously agreed to in writing by Guggenheim Investments Private Credit Fund, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 6 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule 151-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti-Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

If you want to receive financial advice regarding a prospective investment in the shares, contact your broker-dealer or other financial intermediary.

X			X
	Financial Advisor Signature	Date		Branch Manager Signature (If required by Broker)	Date

L.	Delivery Instructions

Completed subscription agreements should be sent to:

U.S. Mail:

Guggenheim Investments Private Credit Fund

c/o The Bank of New York Mellon

500 Ross Street, 154-0520

Pittsburgh, PA 15262

Overnight Mail:

Guggenheim Investments Private Credit Fund

c/o The Bank of New York Mellon

500 Ross Street, 154-0520

Pittsburgh, PA 15262

Email:

guggenheimis@bny.com

Wire Instructions: Name: Guggenheim Investments Private Credit Fund Bank Name: The Bank of New York Mellon ABA: [ ] Account No.: [ ] Phone Number: (212) 495-1784

M.	Miscellaneous

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Guggenheim Investments Private Credit Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in the Section 8 above, they are asked to promptly notify Guggenheim Investments Private Credit Fund and the Broker in writing. The Broker may notify Guggenheim Investments Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in the Section 8 above, and Guggenheim Investments Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least seven business days prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.

All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Guggenheim Investments Private Credit Fund.

The Company and the Managing Dealer will direct any dealers to, upon receipt of any and all funds received from prospective purchasers of shares, transmit same together with a copy of this executed Subscription Agreement or copy of the signature page of such agreement, stating among other things, the name of the purchaser, current address, and the amount of the investment to The Bank of New York Mellon (a) by the end of the next business day following receipt where internal supervisory review is conducted at the same location at which subscription documents and funds are received, or (b) by the end of the second business day following receipt where internal supervisory review is conducted at a different location than which subscription documents and funds are received.

Appendix A: Supporting Document Requirements

Please provide the following supporting documentation based on your account type.

Individual	☐ If a non-U.S. person, Form W-8BEN

Joint (including JTWROS, Tenants in Common, Community Property)	☐ For each non-U.S. Person account holder, Form W-8BEN

IRA (including ROTH, SEP, Rollover, Inherited)	☐ None

Trust	☐ Certificate of Trust or Declaration of Trust ☐ Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)

Corporation (including C Corp., S Corp., LLC)	☐ Formation documents ☐ Articles of incorporation ☐ Authorized signatory list ☐ Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)

Partnership	☐ Formation documents ☐ Authorized signatory list ☐ Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)

Guggenheim Investments Private Credit Fund

Maximum Offering of $2,500,000,000 in Common Shares

Minimum Offering of $100,000,000

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Guggenheim Investments Private Credit Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

[ ], 2026

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of Guggenheim Investments Private Credit Fund are included in Part A of this Registration Statement.

INDEX TO FINANCIAL STATEMENTS

Guggenheim Investments Private Credit Fund

(2)	Exhibits

(a)(1)	Certificate of Trust[1]
(a)(2)	Declaration of Trust of the Registrant[1]

(a)(3)	Amended and Restated Declaration of Trust of the Registrant[2]
(a)(4)	Second Amended and Restated Declaration of Trust of the Registrant[2]

(a)(5)	Third Amended and Restated Declaration of Trust of the Registrant*

(b)(1)	Bylaws of the Registrant[2]
(b)(2)	Amended and Restated Bylaws of the Registrant[2]

(e)	Distribution Reinvestment Plan*

(g)	Investment Advisory Agreement*

(h)(1)	Intermediary Manager Agreement*

(h)(2)	Form of Selected Intermediary Agreement[2]

(h)(3)	Distribution and Shareholder Servicing Plan of the Registrant[2]

(j)	Custodian Agreement[2]

(k)(1)	Administration and Fund Accounting Agreement[2]
(k)(2)	Transfer Agency Services Agreement[2]

(k)(3)	Subscription Escrow Agreement*

(k)(4)	Multi-Class Plan[2]

(k)(5)	Expense Support and Conditional Reimbursement Agreement*
(l)	Opinion of Dechert LLP[2]

(n)	Consent of Independent Registered Public Accounting Firm*

(p)	Subscription Agreement for Seed Capital[2]

(r)(1)	Code of Ethics of the Fund[2]

(r)(2)	Code of Ethics of the Adviser and Intermediary Manager[2]
(s)(1)	Power of Attorney[2]
(s)(2)	Filing Fee Exhibit[1]

[1]	Incorporated by reference from the Registrant’s Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on July 11, 2025 (SEC File No. 377-07834).
[2]	Incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on February 4, 2026 (SEC File No. 333-288649).
*	Filed herewith

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses Of Issuance And Distribution

SEC registration fee	$382,750
FINRA filing fee	$225,500
Legal	$2,150,000
Printing	$153,000
Accounting	$40,000
Blue Sky Expenses	$300,000
Due Diligence	$350,000
Miscellaneous fees and expenses	$407,000
Total	$4,358,,250

Item 28.	Persons Controlled By Or Under Common Control

Immediately prior to this offering, GIHII Asset Holdings, LLC, a Delaware limited liability company and affiliate of the Adviser, will own 100% of the outstanding common shares of the Registrant. Following the completion of this offering, GIHII Asset Holdings, LLC’s share ownership is expected to represent less than 5% of the Registrant’s outstanding common shares. See “Control Persons and Principal Shareholders” in this prospectus contained herein.

Item 29.	Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common shares at March 16, 2026.

Title of Class	Number of Record Holders
Class S Common shares	0
Class D Common shares	0
Class I Common shares	1

Item 30. Indemnification

Section 7 and 8 of the Registrant’s Declaration of Trust provide as follows:

7.       (a) The Trustee and the officer(s) of the Trust (the “Fiduciary Indemnified Persons”) shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Trustee, or any holder of the Trust’s securities for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Declaration of Trust or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person’s gross negligence or willful misconduct with respect to such acts or omissions, as finally determined by any court of competent jurisdiction.

(b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the trust estate.

8.       The Trust shall, to the fullest extent permitted by applicable law,

a.	indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, claim, action, suit, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage, liability, action, suit or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions, as finally determined by any court of competent jurisdiction; and

b.	advance expenses (including legal fees and including costs of enforcing the Trust’s obligations under this Section 8) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Guggenheim Private Investments, LLC, and each managing director, director or executive officer of Guggenheim Private Investments, LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding Guggenheim Private Investments, LLC and its officers and managing member is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-131052), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;

(2)	the transfer agent;

(3)	the Custodian;

(4)	the Adviser; and
(5)	the Administrator.

Item 33.             Management Services

Not Applicable.

Item 34.              Undertakings

1.       N/A

2.       Not Applicable.

3.       The Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement
i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;
ii.	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the ‘Calculation of Filing Fee Tables’ in the effective registration statement; and

iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
b.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;
c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser,

i.	if the Registrant is subject to Rule 430B under the 1933 Act:

1.	each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

2.	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10 (a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

ii.	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.	That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii.	Free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

iii.	The portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv.	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.       Not Applicable.

5.       Not Applicable.

6.       Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.       The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus.

.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York on the 18th day of March, 2026.

Guggenheim Investments Private Credit Fund

By:	/s/ Brian E. Binder
Name:	Brian E. Binder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Brian E. Binder	Chief Executive Officer, Chairman and Trustee (Principal Executive Officer)	March 18, 2026
Brian E. Binder

/s/ James M. Howley	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	March 18, 2026
James M. Howley

/s/ Robert Camacho*	Trustee	March 18, 2026
Robert Camacho

/s/ Todd M. Corbin*	Trustee	March 18, 2026
Todd M. Corbin

/s/ James P. Fortescue*	Trustee	March 18, 2026
James P. Fortescue

/s/ Marc S. Goodman*	Trustee	March 18, 2026
Marc S. Goodman
/s/ Peter E. Roth*	Trustee	March 18, 2026
Peter E. Roth

/s/ Stephanie T. Yeh*	Trustee	March 18, 2026
Stephanie T. Yeh

*By:	/s/ Mark E. Mathiasen
Mark E. Mathiasen As Agent or Attorney-in-Fact

The original powers of attorney authorizing Brian E. Binder and Mark E. Mathiasen to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed have been executed and filed as an Exhibit hereto.

Exhibit Index

(a)(5)	Third Amended and Restated Declaration of Trust of the Registrant

(e)	Distribution Reinvestment Plan

(g)	Investment Advisory Agreement

(h)(1)	Intermediary Manager Agreement

(k)(3)	Escrow Agreement

(k)(5)	Expense Support and Conditional Reimbursement Agreement

(n)	Consent of Independent Registered Public Accounting Firm